File Nos. 2-91369 811-04041

As filed with the Securities and Exchange Commission on December 1, 2005

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 34	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 35	☒

(Check appropriate box or boxes)

GE INVESTMENTS FUNDS, INC.

3001 Summer Street

Stamford, Connecticut 06905

(203) 326-4040

(Registrant’s Exact Name, Address and Telephone Number)

Matthew J. Simpson, Esq.

Vice President, Associate General Counsel & Assistant Secretary

GE Asset Management Incorporated

3001 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Copy to:

David S. Goldstein, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2404

It Is Proposed That this Filing Will Become Effective (check appropriate box)

☐	Immediately upon Filing Pursuant to Paragraph (b) of Rule 485
☐	on May 1, 2005 Pursuant to Paragraph (b) of Rule 485
☒	60 Days after Filing Pursuant to Paragraph (a)(1) of Rule 485
☐	on (Date) Pursuant to Paragraph (a)(1) of Rule 485
☐	75 Days after Filing Pursuant to Paragraph (a)(2) of Rule 485
☐	on (Date) Pursuant to Paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common stock

WO 445097.3

GE Investments Funds, Inc.

Prospectus

February     , 2006

Equity Funds

U.S. Equity Fund

S&P 500 Index Fund

Premier Growth Equity Fund

Value Equity Fund

Mid-Cap Equity Fund

Small-Cap Value Equity Fund

International Equity Fund

Europe Equity Fund

Emerging Markets Fund

Income Funds

Income Fund

Asset Allocation Funds

Total Return Fund – Class 1 and Class 3

Money Market Funds

Money Market Fund

Other Funds

Real Estate Securities Fund

Like all mutual funds, the GE Investments Funds’ shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

Contents

GE Investments Funds, Inc.

Prospectus

WO 445014.3	2

Additional information regarding the GE Investments Funds, Inc. (each a “Fund” and collectively the “Funds”) is contained in the Statement of Additional Information (SAI) dated February     , 2006, which is incorporated by reference into (legally forms a part of) this Prospectus.

Shares of the Funds are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various life insurance companies, some of which may be affiliated persons of the Funds.

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Equity Funds	GE Investments Funds, Inc. Prospectus

An investment in a GE Investments Equity Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Investments Equity Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Investments Equity Fund?

GE Investments Equity Funds may be appropriate to support your variable contract if you:

•	have a long-term investment goal

•	are willing to accept higher short-term risk for potential long-term returns

•	want to diversify a portfolio composed mostly of other types of investments

GE Investments Equity Funds may not be appropriate to support your variable contract if you want:

•	to avoid potentially significant changes in the value of your investment

•	a stable return on your investment

Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	5

GE Investments Funds, Inc.

Prospectus

Equity Funds

U.S. Equity Fund

Investment Objective: Long-term growth of capital.

The Strategy

The U.S. Equity Fund invests at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions. The portfolio managers use a Multi-Style® investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor’s 500® Composite Stock Index (S&P 500® Index), including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

•	attractive valuations

•	financial strength

•	high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (growth investing risk and value investing risk). To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	6

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

1996 – 22%
1997 – 32%
1998 – 23%
1999 – 20%
2000 – -1%
2001 – -8%
2002 – -19%
2003 – 23%
2004 – 8%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	10 Years

U.S. Equity Fund	—%	—%	—%
S&P 500 Index[1]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	7

GE Investments Funds, Inc.

Prospectus

Equity Funds

S&P 500 Index Fund

Investment Objective: Growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor’s 500 Composite Stock Index.

The Strategy

The S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies contained in the S&P 500 Index.* The portfolio manager seeks to replicate the return of the S&P 500 Index while holding transaction costs low and minimizing portfolio turnover. The portfolio manager attempts to achieve a correlation between its total return and that of the S&P 500 Index of at least .95, without taking expenses into account.

The portfolio manager uses a passive management approach to select a representative group of stocks within the S&P 500 Index. The portfolio manager also may use statistical selection to determine which securities within the S&P 500 Index to purchase or sell for the Fund. The Fund generally will hold all the securities that comprise the S&P 500 Index, and, in some cases, the Fund’s weightings in particular industry segments represented in the S&P 500 Index may differ significantly from those of the S&P 500 Index.

The Fund also may invest to a lesser extent in debt securities, foreign securities and other securities that are not in the S&P 500 Index. Except for debt securities, which are used to manage cash flows, all securities held by the Fund are acquired to fulfill its investment objective. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work. The Fund will not adopt a temporary defensive strategy in times of declining stock prices and therefore you will bear the risk of such declines.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and the risk that the Fund’s return may not correlate exactly with that of the S&P 500 Index. To the extent that the portfolio manager invests in foreign securities and debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

*	“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. Please see the SAI for additional disclaimers and liabilities regarding Standard & Poor’s.

WO 445014.3	8

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table presents Fund returns net of Fund expenses and assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

1996 – 25%
1997 – 30%
1998 – 28%
1999 – 21%
2000 – -9%
2001 – -12%
2002 – -22%
2003 – 28%
2004 – 10%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	10 Years

S&P 500 Index Fund	—%	—%	—%
S&P 500 Index[1]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	9

GE Investments Funds, Inc.

Prospectus

Equity Funds

Premier Growth Equity Fund

Investment Objective: Long-term growth of capital and future income rather than current income.

The Strategy

The Premier Growth Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

•	above-average annual growth rates

•	financial strength

•	leadership in their respective industries

•	high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are diversification risk, stock market risk and style risk (growth investing risk and mid-cap company risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	10

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

1998 – 37%
1999 – 36%
2000 – -5%
2001 – -9%
2002 – -21%
2003 – 29%
2004 – 7%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	Since Inception[1]

Premier Growth Equity Fund	—%	—%	—%
S&P 500 Index[2]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent these reimbursements, the Fund’s total return would have been lower. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	Inception date: December 12, 1997.
[2]	The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	11

GE Investments Funds, Inc.

Prospectus

Equity Funds

Value Equity Fund

Investment Objective: Long-term growth of capital and future income.

The Strategy

The Value Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. The portfolio manager employs a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuation or their growth rate. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other value investing approaches that focus on low stock prices and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

•	low prices in relation to their peers and the overall market

•	the potential for long-term earnings growth

•	above average dividend yields

•	expectation of income in future periods

•	strong management

•	financial strength

•	attractive upside potential and limited downside risk

•	a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, and style risk (value investing risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	12

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

2001 – -9%
2002 – -18%
2003 – 24%
2004 – 10%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	Since Inception[1]

Value Equity Fund	—%	—%	—%
S&P 500 Index[2]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	Inception date: April 28, 2000.
[2]	The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	13

GE Investments Funds, Inc.

Prospectus

Equity Funds

Mid-Cap Equity Fund

Investment Objective: Long-term growth of capital and future income.

The Strategy

The Mid-Cap Equity Fund (formerly named the Mid-Cap Value Equity Fund) invests at least 80% of its net assets in equity securities of mid-cap companies under normal market conditions. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The Fund defines a mid-cap company as one with a market capitalization that falls between (a) the lower of the bottom of the Russell MidCap Index or $1 billion and (b) the greater of the top of the Russell MidCap Index or $13 billion. As of December 31, 2004, the market capitalization of companies in the Russell MidCap Index ranged from $205 million to $32.1 billion. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of its capitalization range or because the index capitalization range changes. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify companies with characteristics such as:

•	above-average revenue and earnings growth

•	attractive products or services

•	financial strength

•	strong competitive positions within their industries

•	high quality management focused on generating shareholder value

•	reasonable valuation

The portfolio manager also seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company’s profitability. Examples of these catalysts are:

•	new management

•	industry consolidation

•	change in the company’s fundamentals

The Fund also may invest to a lesser extent in foreign securities, and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (mid-cap company risk). To the extent that the portfolio manager invests in foreign securities, debt securities or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, interest rate risk, credit risk and initial public offering risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	14

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell MidCap Index. The benchmark for the Fund changed on September 1, 2004 to correspond to the new investment strategy implemented at the same time. The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

1998 – 7%
1999 – 17%
2000 – 8%
2001 – 0%
2002 – -14%
2003 – 33%
2004 – 16%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	Since Inception[1]
Mid-Cap Equity Fund	—%	—%	—%
Russell MidCap Index[2]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	Inception date: May 1, 1997.
[2]	The returns of the Russell MidCap Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the Russell MidCap Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	15

GE Investments Funds, Inc.

Prospectus

Equity Funds

Small-Cap Value Equity Fund

Investment Objective: Long-term growth of capital.

The Strategy

The Small-Cap Value Equity Fund invests at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000® Index (Russell 2000 Index). As of December 31, 2004 the market capitalization of companies in the index ranged from $10.75 million to $3.62 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index or because the index capitalization range changes. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	high quality management

•	attractive products or services

•	appropriate capital structure

•	strong competitive positions in their industries

•	management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (value investing risk and small-cap company risk). To the extent that the portfolio managers invest in foreign securities, debt securities, or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, interest rate risk, credit risk and initial public offerings risk.

If you would like additional information regarding the Fund’s investment strategies, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	16

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The following table illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 2000 Index. The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

2001 – 10%
2002 – -14%
2003 – 24%
2004 – 15%
2005

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	Since Inception[1]
Small-Cap Value Equity Fund	—%	—%	—%
Russell 2000 Index[2]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	Inception date: April 28, 2000.
[2]	The returns of the Russell 2000 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the Russell 2000 Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	17

GE Investments Funds, Inc.

Prospectus

Equity Funds

International Equity Fund

Investment Objective: Long-term growth of capital.

The Strategy

The International Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in developed and developing countries outside the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in foreign securities of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

•	low valuation relative to their long-term cash earnings growth potential

•	potential for significant improvement in the company’s business

•	financial strength

•	sufficient liquidity

The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (growth investing risk and mid-cap company risk) and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	18

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The following table illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International Europe Australasia and Far East (EAFE®) Index (MSCI EAFE Index). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

1996 – 10%
1997 – 10%
1998 – 17%
1999 – 30%
2000 – -13%
2001 – -21%
2002 – -24%
2003 – 38%
2004 – 16%
2005 –

Average Annual Total Returns

(as of December 31, 2004)

	1 Year	5 Years	10 Years
International Equity Fund	—%	—%	—%
MSCI EAFE Index[2]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the MSCI EAFE Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	19

GE Investments Funds, Inc.

Prospectus

Equity Funds

Europe Equity Fund

Investment Objective: Long-term growth of capital.

Developed European countries currently include:

Austria

Belgium

Denmark

Finland

France

Germany

Greece

Ireland

Italy

Luxembourg

The Netherlands

Norway

Portugal

Spain

Sweden

Switzerland

United Kingdom

The Strategy

The Europe Equity Fund invests at least 80% of its net assets in equity securities of issuers that are located in developed European countries under normal market conditions. The portfolio manager focuses on companies that are expected to grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in foreign securities of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of growth companies with characteristics such as:

•	low valuation relative to their long-term cash earnings growth potential

•	potential for significant improvement in the company’s business

•	financial strength

•	sufficient liquidity

The Fund also may invest to a lesser extent in securities of companies representing European emerging market countries, developed or emerging countries outside of Europe (including the United States) and debt securities. European emerging market countries include the Czech Republic, Poland, Hungary, Turkey, Russia and other former republics of the Soviet Union. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk and style risk (growth investing risk, mid-cap company risk and small-cap company risk). To the extent that the portfolio manager invests in securities of emerging market countries and debt securities, the Fund would be subject to emerging markets risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

WO 445014.3	20

Because the Fund targets a single region, investors should expect the Fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Background

No performance figures are shown because the Fund has no operating history as of the date of this Prospectus.

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GE Investments Funds, Inc.

Prospectus

Equity Funds

Emerging Markets Fund

Investment Objective: Long-term growth of capital.

The Strategy

The Emerging Markets Fund invests at least 80% of its net assets in equity securities of issuers that are located in emerging market countries under normal market conditions. The portfolio managers focus on companies that are expected to grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in foreign securities of companies representing at least three different countries.

The portfolio managers evaluate the emerging market countries in which they invest based on certain factors, including investment restrictions, tax barriers, local market cycles, economic outlook for growth, currency exchange rates and the political environment.

The portfolio managers consider the following factors in determining whether an issuer is located in an emerging market country: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits.

An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Free Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

•	low valuation relative to their long-term cash earnings growth potential

•	potential for significant improvement in the company’s business

•	financial strength

•	sufficient liquidity

The Fund may also invest to a lesser extent in securities of companies located in countries other than emerging market countries (including the United States) and debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, emerging markets risk and style risk (growth investing risk and small-cap company risk). To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

Fund Background

No performance figures are shown because the Fund has no operating history as of the date of this Prospectus.

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Income Funds

An investment in a GE Investments Income Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Investments Income Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Investments Income Fund?

The GE Investments Income Funds may be appropriate to support your variable contract if you:

•	seek an investment derived from income bearing securities

•	seek lower potential volatility than equity funds over the long term

•	want to diversify a portfolio composed mostly of equity investments

The GE Investments Income Funds may not be appropriate to support your variable contract if you want:

•	potential for high capital appreciation

Income funds generally invest in debt securities. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	24

GE Investments Funds, Inc.

Prospectus

Income Funds

Income Fund

Investment Objective: Maximum income consistent with prudent investment management and the preservation of capital.

The Strategy

The Income Fund invests at least 80% of its net assets in debt securities under normal market conditions. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities, high yield securities and foreign debt securities. The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are interest rate risk, credit risk and prepayment risk. To the extent that the portfolio managers invest in asset-backed securities, foreign debt securities and high yield securities, the Fund would be subject to asset-backed securities risk, foreign exposure risk and high yield securities risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may invest in U.S. Government securities. U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs.

If you would like additional information regarding the risks associated with this Fund, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	25

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

1996 – 3%
1997 – 9%
1998 – 8%
1999 – -1%
2000 – 11%
2001 – 7%
2002 – 10%
2003 – 4%
2004 – 3%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	10 Years

Income Fund	—%	—%	—%

LB Aggregate Bond Index[1]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the LB Aggregate Bond Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	26

Asset Allocation Funds

An investment in a GE Investments Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the GE Investments Total Return Fund is subject to risk, including possible loss of principal invested

Who may want to invest in a GE Investments Asset Allocation Fund?

The Total Return Fund may be appropriate to support your variable contract if you:

•	seek an investment derived from both capital appreciation and current income

•	want a single diversified investment

The Total Return Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same mix of capital appreciation potential and income by investing in various combinations of individual Equity or Income Funds, the Total Return Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	27

GE Investments Funds, Inc.

Prospectus

Asset Allocation Funds

Total Return Fund

Investment Objective: The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

The Strategy

The Total Return Fund invests primarily in a combination of equity securities and investment-grade debt securities. The portfolio managers follow an asset allocation process established by GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

•	strong earnings growth

•	attractive prices

•	a presence in successful industries

•	high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years but is subject to no limitations with respect to the maturities of the instruments in which it may invest.

The Fund may also invest to a lesser extent in high yield securities. The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities, the Fund would be subject to high yield securities risk. The Funds may invest in derivative instruments that carry derivative instruments risk.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	28

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the performance of the Fund’s shares. Because Class 3 shares are new and have no history, the bar chart and table reflect only the performance of the Fund’s Class 1 shares. Class 1 shares represent an interest in the same portfolio of securities as Class 3 shares, and except to the extent that the Class 1 and Class 3 shares have different class expenses, annual returns for Class 3 shares will be substantially similar to those of Class 1 shares.

The bar chart illustrates how the Fund’s performance with respect to its Class 1 shares varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter with respect to its Class 1 shares was     % for the quarter ended [date]. The Fund’s lowest return for a quarter with respect to its Class 1 shares during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s Class 1 shares’ average annual returns for different calendar periods compare to the return of the S&P 500 Index and the return of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns – Class 1 Shares

1996 – 11%
1997 – 18%
1998 – 17%
1999 – 13%
2000 – 5%
2001 – -3%
2002 – -9%
2003 – 20%
2004 – 8%
2005 –

Average Annual Total Returns – Class 1 Shares

(as of December 31, 2005)

	1 Year	5 Years	10 Years

Total Return Fund	—%	—%	—%

S&P 500 Index[1]	—%	—%	—%

LB Aggregate Bond Index[1]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the S&P 500 Index and the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	29

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Money Market Funds

Who may want to invest in the GE Investments Money Market Fund?

The Money Market Fund may be appropriate to support your variable contract if you:

•	want an investment derived from modest, but regular income compared with other investments

•	are investing for a short period of time

•	want a stable investment

The Money Market Fund may not be appropriate to support your variable contract if you:

•	want an investment derived from a potentially higher rate of return

•	want a long-term investment

•	seek capital appreciation

The Money Market Fund invests in short-term, high quality money market instruments. The Money Market Fund seeks to provide stability of principal and regular income. The income provided by the Money Market Fund varies with interest rate movements.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	31

GE Investments Funds, Inc.

Prospectus

Money Market Fund

Money Market Fund

Investment Objective: High level of current income consistent with the preservation of capital and maintenance of liquidity

The Strategy

The Money Market Fund invests primarily in short-term, U.S. dollar-denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 90 days or less.

All of the Fund’s assets must be rated in the two highest short-term rating categories (or their unrated equivalents), and at least 95% of its assets must be rated in the highest rating category (or its unrated equivalent) by a nationally recognized statistical rating organization. Additional information about the money market instruments in which the Fund may invest, including rating categories, is contained in the SAI.

The Risks

The principal risks of investing in the Fund are interest rate risk, credit risk, asset-backed securities risk and foreign exposure risk. Changes in banking regulations or the economy can have a significant negative impact on the banking industry and, therefore, the Fund.

The Fund may invest in U.S. Government securities. U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

If you would like additional information regarding the investment strategies and risks associated with this Fund, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	32

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date]. The Fund’s seven day current yield was 0.54% and the seven day effective yield was     % as of [date]. “Effective yield” reflects the compounding effect of earnings on reinvested dividends.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the 90 Day Treasury Bill Rate (90 Day T-Bill). The table presents Fund returns net of Fund expenses. It assumes that you redeemed your investment in the Fund at the end of each period.

Calendar Year Total Returns

1996 – 5%
1997 – 5%
1998 – 5%
1999 – 5%
2000 – 6%
2001 – 4%
2002 – 1%
2003 – 1%
2004 – 1%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	10 Years

Money Market Fund	—%	—%	—%

90 Day T-Bill[1]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the 90 Day T-Bill do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	33

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Other Funds

An investment in the GE Investments Real Estate Securities Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in the GE Investments Real Estate Securities Fund?

The Real Estate Securities Fund may be appropriate to support your variable contract if you:

•	seek an investment derived from both current income and capital appreciation

•	have a long-term investment goal

The Real Estate Securities Fund may not be an appropriate investment to support your variable contract if you:

•	want any degree of market sector diversification in your investment

•	are unwilling to accept potentially significant losses on your investment during periods (possibly extended periods) when real estate values or the fortunes of the real estate industry are in decline or depressed

The Real Estate Securities Fund is designed for investors who seek to allocate a portion of their variable contract investment to a fund that concentrates in investments in a wide range of equity securities and debt securities of issuers in the real estate industry.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	35

GE Investments Funds, Inc.

Prospectus

Other Funds

Real Estate Securities Fund

Investment Objective: Maximum total return through current income and capital appreciation.

The Strategy

The Real Estate Securities Fund invests at least 80% of its net assets in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, under normal market conditions. The Fund does not invest directly in real estate.

The portfolio manager considers an issuer to be “principally engaged in” or “principally related to” the real estate industry if at least 50% of its assets (marked-to-market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs, mortgage REITs, real estate brokers and developers, companies that manage real estate and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund also may invest to a lesser extent in equity securities and debt securities of issuers outside the real estate industry as well as foreign securities. The Fund also may invest in high yield securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, concentration risk, REIT-specific risk and real estate securities risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. To the extent that the portfolio manager invests in high yield securities, the Fund would be subject high yield securities risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

WO 445014.3	36

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Wilshire Real Estate Securities Index (Wilshire RES Index). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns

1996 – 36%
1997 – 19%
1998 – -18%
1999 – 0%
2000 – 33%
2001 – 12%
2002 – -1%
2003 – 37%
2004 – 32%
2005 –

Average Annual Total Returns

(as of December 31, 2005)

	1 Year	5 Years	10 Years
Real Estate Securities Fund	—%	—%	—%
Wilshire RES Index[1]	—%	—%	—%

Both the bar chart and table assume reinvestment of dividends and distributions. The Adviser may have reimbursed certain expenses during the periods shown. Absent those reimbursements, the Fund’s total return would have been lower. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 The returns of the Wilshire RES Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the Wilshire RES Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

WO 445014.3	37

GE Investments Funds, Inc. Prospectus	Fund Expenses

Fund Expenses For All Funds (Except Total Return Fund)

Shareholder Fees

No sales charge (load) is imposed on purchases of shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of shares. The Funds also do not impose a redemption fee or an exchange fee.

Annual fund operating expenses are paid from a Fund’s assets and are reflected in the Fund’s share price and dividends. Shareholder fees do not reflect any variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

The figures below are based upon operating expenses anticipated to be incurred during the current fiscal year. Accordingly, these figures may not be the same as figures that appear in the Annual and Semi-Annual Reports for recent periods.

Annual Fund Operating Expenses	U.S. Equity Fund	S&P 500 Index Fund	Premier Growth Equity Fund	Value Equity Fund	Mid-Cap Equity Fund	Small-Cap Value Equity Fund	International Equity Fund	Europe Equity Fund	Emerging Markets Fund	Income Fund	Money Market Fund	Real Estate Securities Fund
(as a percentage of average net assets)
Management Fees[1]	0.55%	0.35%	0.65%	0.65%	0.65%	0.80%	1.00%	1.15%	1.30%	0.50%	0.43%	0.84%
Distribution and Service (12b-1) Fees	None	None	None	None	None	None	None	None	None	None	None	None
Other Expenses[2]	0.08%	0.05%	0.06%	0.15%	0.05%	0.08%	0.15%	0.00%	0.00%	0.09%	0.04%	0.06%
Total Annual Fund Operating Expenses	0.63%	0.40%	0.71%	0.80%	0.70%	0.88%	1.15%	1.15%	1.30%	0.59%	0.47%	0.90%

[1]	With respect to the International Equity Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund, the management fee fluctuates based upon the average daily net assets of each of these Funds and may be higher or lower than those shown above. The nature of the services provided to, and the advisory and administration fees paid by each Fund are described under “About the Investment Adviser.”
[2]	“Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as custodial or transfer agent fees, are allocated to the Fund that incurs such expense. Other expense allocation methodologies may result in different expense ratios.

WO 445014.3	38

Fund Expenses For Total Return Fund

Shareholder Fees

No sales charge (load) is imposed on purchases of Class 1 or Class 3 shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of such shares. The Fund also does not impose a redemption fee or an exchange fee.

Annual fund operating expenses are paid from the Fund’s assets and are reflected in the Fund’s share price and dividends. Shareholder fees do not reflect any variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

Annual Fund Operating Expenses

(as a percentage of average net assets)

	Class 1	Class 3
Management Fees[1]	0.37%	0.37%
Distribution and Service (12b-1) Fees[2]	None	0.30%
Other Expenses[3]	0.26%	0.06%
Total Annual Fund Operating Expenses	0.63%	0.73%
Contractual Fee Waiver/Reimbursement[4]	(0.11)%	(0.11)%
Net Annual Fund Operating Expenses	0.52%	0.62%

[1]	The management fee fluctuates based upon the average daily net assets of the Total Return Fund and may be higher or lower than that shown above. The nature of the services provided to, and the advisory and administration fees paid by, the Fund are described under “About the Investment Adviser.”
[2]	The distribution and service fee and other expenses of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.
[3]	“Other Expenses” include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by the Total Return Fund, are allocated pro rata among the portfolios of the Funds. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as custodial or transfer agent fees, are allocated to the Fund that incurs such expense. Other expense allocation methodologies may result in different expense ratios.

Amounts paid under the Investor Service Plan and other expenses of the Total Return Fund solely attributable to its Class 1 shares are charged to the assets attributable to the Class 1 shares. In this regard, to reflect the recent adoption of the Investor Service Plan, the expense information presented in the table for Class 1 shares has been restated to include the Investor Service Plan expense of 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 shares.

[4]	Pursuant to an agreement with the Total Return Fund, GE Asset Management Incorporated, the investment adviser of the Total Return Fund, has agreed to limit the total operating expenses charged to Total Return Fund assets attributable to the Class 1 and Class 3 shares (excluding class specific expenses such as Investor Service Plan fees and the Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized, and other extraordinary expenses not incurred in the ordinary course of the Total Return Fund’s business) to 0.32% of the average daily net assets of the Total Return Fund attributable to such shares. Under the agreement, this expense limitation will continue in effect until April 30, 2009 unless extended, and can only be changed with the approval of the Total Return Fund and GE Asset Management Incorporated.

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The Impact of Fund Expenses

The following example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that each Fund’s operating expenses remain the same. The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

Example	You would pay the following expenses on a $10,000 investment, assuming redemption:

	1 Year	3 Years	5 Years	10 Years
U.S. Equity Fund	$64	$200	$349	$780
S&P 500 Index Fund	41	128	224	505
Premier Growth Equity Fund	73	227	395	883
Value Equity Fund	82	255	444	990
Mid-Cap Equity Fund	72	224	390	871
Small-Cap Value Equity Fund	90	281	488	1,084
International Equity Fund	117	365	633	1,398
Income Fund	60	189	329	738
Total Return Fund
Class 1	—	—	—	—
Class 3	—	—	—	—
Money Market Fund	48	151	263	591
Real Estate Securities Fund	92	287	498	1,108

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GE Investments Funds, Inc. Prospectus	More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Funds:

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables or auto loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments such as commercial paper and bank deposits.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, swaps, interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

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Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•	Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

•	Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.

•	Securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody’s or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds”, and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

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GE Investments Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or are comparably rated by another nationally recognized statistical rating organization), or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more.

MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U. S. and Canada and excludes certain market segments unavailable to U.S. based investors.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks and corporations. The Funds may invest in money market instruments directly or through investments in the GEI Short-Term Investment Fund (Investment Fund).

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative instruments that are fully collateralized by a portfolio of mortgages.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. An option on a securities index represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

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Real Estate Investment Trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as Equity REITs or Mortgage REITs or a combination of Equity or Mortgage REITs. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell® 3000 Index is comprised of the 3,000 largest U.S. domiciled companies.

Russell MidCap Value Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit value-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies.

Russell MidCap Index is a market capitalization weighted index of the smallest 800 companies included in the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Salomon World Bond Index is a market capitalization-weighted index designed to track major government debt markets. The index includes issues which must be sovereign debt issued in the domestic market in the local currency with at least one year of maturity. The following countries are included in the index: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to

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GE Investments Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund’s portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market or income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond normal settlement date.

Wilshire RES Index is a market capitalization-weighted index of publicly traded real estate securities such as REITs and real estate operating companies.

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Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these strategies or techniques at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus or in the Funds’ SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. A Fund (other than the S&P 500 Index Fund) may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, a Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of a Fund has been approved by the Directors and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. Each Fund, other than the Money Market Fund, may invest in money market instruments directly or indirectly through investment in the Investment Fund. The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Fund.

To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective.

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GE Investments Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated technique.

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted Securities and Illiquid Securities	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
U.S. Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
S&P 500 Index Fund	20%	Yes	No	Yes	No	Yes	Yes
Premier Growth Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Value Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Mid-Cap Equity Fund	10%	Yes	No	Yes	No	Yes	Yes
Small-Cap Value Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
International Equity Fund	10%	Yes	No	Yes	No	Yes	Yes
Europe Equity Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes
Emerging Markets Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Income Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes
Total Return Fund	10%	Yes	No	Yes	Yes	Yes	Yes
Money Market Fund	10%	Yes	No	Yes	No	No	No
Real Estate Securities Fund	10%	Yes	No	Yes	Yes	Yes	Yes

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	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in High Yield Securities	Maximum Investment in Foreign Securities	When- Issued and Delayed Delivery Securities
U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%*	Yes
S&P 500 Index Fund	Yes	No	No	20%	None	35%	Yes
Premier Growth Equity Fund	Yes	No	No	20%	5%	25%*	Yes
Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes
Mid-Cap Equity Fund	Yes	No	No	20%	15%	35%	Yes
Small-Cap Value Equity Fund	No	No	No	20%	10%	10%*	Yes
International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes
Europe Equity Fund	Yes	Yes	Yes	20%	15%	100%	Yes
Emerging Markets Fund	Yes	Yes	Yes	20%	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	100%	Yes
Income Fund	Yes	Yes	Yes	100% (maximum of 25% BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes
Total Return	Yes	Yes	Yes	100%	30%	35%	Yes
Money Market Fund	No	No	No	100%	None	20%*	Yes
Real Estate Securities Fund	Yes	No	No	100%	35%	20%	Yes

*	This limitation excludes American Depositary Receipts and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market.

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GE Investments Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

	Lending Portfolio Securities	Rule 144A Securities	Obligations of Supranational Agencies Debt	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments		Participation Interests in Municipal Obligations
U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
S&P 500 Index Fund	Yes	No	No	Yes	Yes	No	Yes		No
Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Mid-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Small-Cap Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Europe Equity Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No
Emerging Markets Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No
Total Return Fund	Yes	No	Yes	Yes	Yes	No	Yes		No
Money Market Fund	Yes	No	Yes	No	Yes	No	Yes		No
Real Estate Securities Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No

*	Excludes commercial paper and notes with variable and floating rates of interest.

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	Zero Coupon Obligation	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
U.S. Equity Fund	Yes	No	No	Yes	No	No	No	Yes
S&P 500 Index Fund	No	No	No	Yes	No	No	No	Yes
Premier Growth Equity Fund	No	No	No		No	No	No	Yes
Value Equity Fund	No	No	No	Yes	No	No	No	Yes
Mid-Cap Equity Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes
Small-Cap Value Equity Fund	No	No	No	Yes	No	No	No	Yes
International Equity Fund	No	No	No	Yes	No	No	No	Yes
Europe Equity Fund	No	No	No	Yes	No	No	No	Yes
Emerging Markets Fund	No	No	No	Yes	No	No	No	Yes
Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes
Total Return Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Money Market Fund	No	No	No	Yes	No	Yes	No	No
Real Estate Securities Fund	No	No	No	Yes	Yes	Yes	Yes	Yes

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GE Investments Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

More on Risks

Like all mutual funds, investing in the GE Investments Funds involves risk factors and special considerations. A GE Investments Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a GE Investments Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a GE Investments Fund will achieve its investment objective. Investing in shares of a GE Investments Fund should not be considered a complete investment program. The share value of the Equity Funds, Income Funds, Total Return Fund and Real Estate Securities Fund will rise and fall. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect the ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: A Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by a Fund may not correlate with a Fund’s other investments which could impact Fund performance. A Fund may chose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Diversification Risk: A non-diversified fund may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a Fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on such Fund’s net asset value causing it to fluctuate more than that of a more widely diversified Fund. Although each Fund is a diversified fund, the Premier Growth Equity Fund may be subject to some level of diversification risk.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in

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developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

•	Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund’s foreign investments.

•	Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Government Stripped Mortgage-Related Securities Risk: In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, a Fund may not recoup fully its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is

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GE Investments Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

Initial Public Offerings Risk: Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Real Estate Securities Risk: The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.

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REIT-Specific Risk: Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the 1940 Act. For example, because the Real Estate Securities Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

Repurchase and Reverse Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

•	Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth oriented funds will typically underperform when value investing is in favor.

•	Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

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GE Investments Funds, Inc.

Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

•	Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

•	Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds typically will underperform when growth investing is in favor.

Valuation Risk: Portfolio securities may be valued using “fair value” techniques, rather than market quotations, under the circumstances described under the section “Calculating Share Value.” The fair value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the fair value established for it at any time.

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

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About the Investment Adviser

Investment Adviser and Administrator

GE Asset Management Incorporated (GE Asset Management), located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2005, GE Asset Management had approximately $          billion of assets under management, of which more than $          billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

The Fund’s annual report dated December 31, 2005, contains (or will contain) a discussion regarding the basis for the Funds’ board of directors approval of all investment advisory contracts, including contracts with the subadvisers.

For their services, GE Asset Management pays certain subadvisers (out of the advisory fee that it receives), Palisade Capital Management, L.L.C. (Palisade), Seneca Capital Management (Seneca), and SSgA Funds Management, Inc. (SSgA FM) monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Fund that each sub-adviser manages. The fees payable to GE Asset Management in connection with the Money Market Fund, Total Return Fund, International Equity Fund, and Real Estate Securities Fund are graduated so that increases in the respective Fund’s average annual net assets may result in a lower fee and decreases in a Fund’s average annual net assets may increase the fee.

Investment Management Fee:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly at the following rates:

U.S. Equity Fund	0.55%
S&P 500 Index Fund	0.35%
Premier Growth Equity Fund	0.65%
Value Equity Fund	0.65%
Mid-Cap Equity Fund	0.65%
Small-Cap Value Equity Fund	0.80%
International Equity Fund
First $100 million of average daily net assets	1.00%
Next $100 million of average daily net assets	0.95%
Over $200 million of average daily net assets	0.90%
Europe Equity Fund	1.15%
Emerging Markets Fund	1.30%
Income Fund	0.50%
Total Return Fund and Money Market Fund
First $100 million of average daily net assets	0.50%
Next $100 million of average daily net assets	0.45%
Next $100 million of average daily net assets	0.40%
Next $100 million of average daily net assets	0.35%
Over $400 million of average daily net assets	0.30%
Real Estate Securities Fund
First $100 million of average daily net assets	0.85%
Next $100 million of average daily net assets	0.80%
Over $200 million of average daily net assets	0.75%

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Pursuant to an expense limitation agreement with the Total Return Fund, GE Asset Management has agreed to limit total operating expenses charged to Total Return Fund assets attributable to its Class 1 and Class 3 shares (excluding class specific expenses such as Investor Service Plan fees and Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Total Return Fund’s business) to 0.32% of the average daily net assets of the Total Return Fund attributable to such shares, in each case on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended. The expense limitation agreement will terminate upon (1) termination of the management agreement, or by the Total Return Fund without payment of penalty upon sixty (60) days written notice to GE Asset Management. The agreement can only be changed with the approval of both the Total Return Fund and GE Asset Management.

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GE Investments Funds, Inc.

Prospectus About the Investment Adviser

About the Portfolio Managers

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of a Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds (except for the Money Market Fund) followed by biographical information for each portfolio manager.

Portfolio Management Teams

The U.S. Equity Fund is managed by a team of portfolio managers that includes Christopher D. Brown, Stephen V. Gelhaus, Paul C. Reinhardt and Richard L. Sanderson. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. Mr. Brown manages the Disciplined Growth portfolio, Messrs. Reinhardt and Gelhaus co-manage the Large-Cap Value portfolio and Mr. Sanderson manages the Research Select portfolio. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings assigned to each sub- portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it neither favors growth nor value.

The Premier Growth Equity Fund is managed by David B. Carlson.

The Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

The Mid-Cap Equity Fund is managed by Diane M. Wehner.

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Jonathan L. Passmore, Michael J. Solecki and Judith A. Studer. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which portions Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

The Europe Equity Fund is managed by Paul Nestro and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Solecki oversees the entire team. Mr. Layman, in his role as Chief Investment Officer of the International Equity Team, allocates a portion of the Fund to each portfolio manager on an annual basis. The portfolio managers operate as a collaborative team, communicating purchases or sales of securities on behalf of the Fund.

The Emerging Markets Fund is managed by Tory Brent Jones, Conrad Saldanha and Ping Zhou. As lead portfolio manager for the Fund, Mr. Jones oversees the entire team. Mr. Layman, in his role as Chief Investment Officer of the International Equity Team, allocates a portion of the Fund to each portfolio manager on an annual basis. The portfolio managers operate as a collaborative team, communicating purchases or sales of securities on behalf of the Fund.

The Income Fund is managed by a team of portfolio managers that includes Alfredo Chang, Paul M. Colonna, Mark Delaney, Eric H. Gould, William M. Healey and Vita Marie Pike.

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The team is lead by Mr. Colonna, who is vested with oversight authority but does not possess the power to veto the investment decisions of his co-managers. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

The Total Return Fund is managed by a team of portfolio managers led by Christopher D. Brown, Paul M. Colonna and Ralph R. Layman. Each of the foregoing portfolio managers is responsible for managing one of three sub-portfolios: U.S. Equity, International Equity and Fixed Income. Mr. Brown manages the U.S. Equity sub-portfolio, Mr. Layman manages the International Equity sub-portfolio and Mr. Colonna manages the Fixed Income sub-portfolio, each with a team of managers and analysts. The sub-portfolios underlying this Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub- portfolio; however, the portfolio management team is collaborative to ensure strict adherence to this Fund’s objectives.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time. Except in the case of the Money Market Fund, the Statement of Additional Information (SAI) provides additional information about each portfolio manager’s compensation (including those of the sub-advisers), other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund he/she manages, if any.

Christopher D. Brown is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the U.S. Equity Fund since December 1998 and for the Total Return Fund since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is portfolio manager for the Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

Alfredo Chang is a Vice President of GE Asset Management. He has been a portfolio manager of the Income Fund since March 2005. Mr. Chang joined GE Asset Management in July 2002 as a portfolio manager and was made responsible for the emerging market fixed income effort at GE Asset Management in November 2003. Mr. Chang was an assistant portfolio manager with Genworth Financial, formerly known as GE Financial Assurance, an affiliate of GE Asset Management, from August 2000 until he joined GE Asset Management in July 2002. Prior to that he oversaw offshore investment portfolios at AIG Global Investment Corporation.

Paul M. Colonna is a Senior Vice President of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund and has been responsible for the fixed income portion of the Total Return Fund. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

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GE Investments Funds, Inc.

Prospectus About the Investment Adviser

Mark Delaney is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was the Assistant Investment Officer for the Public Employees Retirement System of Ohio.

Stephen V. Gelhaus is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and the Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the Value Equity Fund in August 1999.

Eric H. Gould is a Vice President of GE Asset Management. He has been a portfolio manager for the Income Fund since joining GE Asset Management in September 2000. Prior to joining GE Asset Management, Mr. Gould was a Senior Asset Manager for Metropolitan Life Insurance Company.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since September 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Tory Brent Jones is a Vice President of GE Asset Management. He has been a portfolio manager for the Emerging Markets Fund since January 2003. Mr. Jones joined GE Asset Management in June 1989 as Manager of the GE Dividend Reinvestment Program. Prior to joining the International Equity team in June 2000, he was a portfolio manager with the Fixed Income team specializing in commercial mortgage-backed and asset-backed securities.

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund and has been responsible for the international equity portion of the Total Return Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

Paul Nestro is a Vice President of GE Asset Management. He joined GE Asset Management in January 1993 and has been a portfolio manager for the Europe Equity Fund since January 2005.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Vice President of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the Value Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

Richard L. Sanderson is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the

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U.S. Equity Fund since September 1997 as Vice President — Domestic Equities.

Michael J. Solecki is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997 and portfolio manager of the Europe Equity Fund since the Fund’s commencement. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

Conrad Saldanha is a Vice President of GE Asset Management. He has served as a portfolio manager of the Emerging Markets Fund since October 2004. He joined GE Asset Management in 1996 as an Analyst and became Vice President of International Equities in October 1998.

Judith A. Studer is a Senior Vice President of GE Asset Management. She has served as a portfolio manager of the International Equity Fund since September 1997. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President — International Equities in 1995 and Senior Vice President — Domestic Equities in 1991.

Diane M. Wehner is a Vice President of GE Asset Management and portfolio manager of the Mid-Cap Equity Fund. She has served in this capacity since September 2004. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

Ping Zhou is a Vice President of GE Asset Management. He has been a portfolio manager of the Emerging Markets Fund since October 2002. He joined GE Asset Management in December 1997 as an International Equity Analyst.

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GE Investments Funds, Inc.

Prospectus

About the Investment Adviser

About the Sub-Advisers

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-advisers who are primarily responsible for the day-to-day management of the investment programs for the following Funds. The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. As with GE Asset Management’s portfolio managers, the sub-advisers may change the portfolio managers from time to time.

S&P 500 Index Fund

SSgA Funds Management, Inc. (SSgA FM)

State Street Financial Center

One Lincoln Street

Boston, MA 02111-2900

SSgA FM is one of the State Street Global Advisors companies, which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001 as a result of a change in federal law. As of December 31, 2004, SSgA FM had approximately $98 billion in assets under management, and State Street Global Advisors had approximately $1.2 trillion in assets under management.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA FM Investment Committee. Key professionals involved in the day-to-day portfolio management for the GE Funds portfolios include the following:

Karl Schneider lead portfolio manager for the Fund, is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm’s commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Karl worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street’s Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

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James May, CFA, is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and a Senior Portfolio Manager in the firm’s Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor’s, and Russell. Jim is also responsible for managing several mutual funds. Jim joined SSgA in 1991. Prior to the Global Structured Products Group, Jim worked in the firm’s Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Jim also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation’s Custody operation. Jim holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

Michael Feehily, CFA, is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and head of the U.S. Equity Team within the Global Structured Products Group. Mike is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as portfolio manager for several mutual funds, in addition to several other commingled and separately managed products. Mike joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mike has been working in the investment management field since 1992. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

Tom Rawlings, is a Principal at State Street Global Advisors, SSgA Funds Management Inc., and a Portfolio Manager in the Global Structured Products Group. Throughout his career Tom has managed a wide variety of funds, ranging from emerging markets to the US market. Tom’s current focus areas include funds benchmarked to the Standard and Poor’s, Dow Jones, and Russell Indices. In addition to his fund responsibilities, Tom has worked on formulating trade strategies for index changes, and the Russell reconstitution, and has worked on several project groups focusing on process efficiency, review, and recovery services. Tom also conducts optimization analysis for

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GE Investments Funds, Inc.

Prospectus

About the Investment Adviser

socially screened portfolios, and performs analysis for general research topics within the Global Structured Products Group. Prior to Tom’s current position, he was the equity technical support analyst in the Operations Group. In this role Tom’s responsibilities included project management, technical assistance and training, and programming and operations process review worldwide. Tom holds a BS in Management with a concentration in Finance from the University of Massachusetts, Boston, and holds his MBA in Management from Boston University, where he concentrated in Corporate Financial Management and Financial Institutions Analysis. Tom has been working in the investment management field since he joined SSgA in December 1995.

David Chin, is a Principal and Senior Portfolio Manager in the Global Structured Products Group at State Street Global Advisors and SSgA Funds Management Inc. He is responsible for managing both U.S. and International funds. Prior to joining SSgA in 1999, David was a product analyst in the Analytical Services Group at Frank Russell Company. Before this, he worked at OneSource Information Systems developing investment software. Preceding this, he was affiliated with PanAgora Asset Management in the Research and Development group creating quantitative investment models for international equities. David has been working in the investment management field since 1992. David holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.

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Small-Cap Value Equity Fund

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.2 billion as of December 31, 2004. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Value Equity Fund since inception.

Small-Cap Value Equity Fund is managed by Jack Feiler, Jeffrey Schwartz and Dennison Veru, members of Palisade’s Investment Policy Committee. Prior to 2005, the Fund was managed by the entire Investment Policy Committee.

Jack Feiler, President and Chief Investment Officer, has day-to-day responsibility for managing the Small-Cap Value Equity Fund. Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Small-Cap Value Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, Senior Portfolio Manager, joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is an Executive Vice-President and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004.

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GE Investments Funds, Inc.

Prospectus

Real Estate Securities Fund

Seneca Capital Management (Seneca)

909 Montgomery Street

San Francisco, CA 94133

Seneca is a majority owned subsidiary of Phoenix Investment Partners, Ltd. (Phoenix). Phoenix is a wholly owned subsidiary of The Phoenix Companies, Inc. (PNX). PNX is a publicly traded company listed on the New York Stock Exchange. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of December 31, 2004, Seneca managed approximately $12 billion in equity, fixed income and real estate securities, and REITs.

The following portfolio managers have primary responsibility for the day-to-day management of the Real Estate Securities Fund: Gail P. Seneca, Ph.D., Albert J. Gutierrez, CFA, Michael P. White and Warren H. Goodrich. Mr. Gutierrez leads the portfolio management team and has the ultimate authority with regard to securities purchased and sold on behalf of this Fund. Ms. Seneca assists Mr. Gutierrez in the overall direction of the Fund and evaluation of specific ideas. In Mr. Gutierrez’s absence, Ms. Seneca is authorized to make decisions with regard to the Fund’s management. Messrs. Goodrich and White do not have authority to independently purchase and sell securities on behalf of the Fund; however, both are responsible for the day-to-day execution of portfolio management decisions and coordination of research.

Gail P. Seneca founded Seneca in 1989, and serves as Managing Partner and Chief Investment Officer of the firm. Ms. Seneca has been involved in the management of the Real Estate Securities Fund since 1995. Her background spans over twenty years in the investment management business, including key investment roles at Wells Fargo and Chase Bank. Ms. Seneca also serves as Chairman of the Board and CEO of Luminent Mortgage Capital, Inc., a real estate investment trust that was formed in April 2003 and is advised by Seneca. Ms. Seneca attended New York University where she earned a BA, an MA and a Ph.D.

Albert J. Gutierrez is Chief Investment Officer of Fixed Income for Seneca and has served in that capacity since April 2002. Mr. Gutierrez is responsible for the management of over $6 billion in investments at Seneca. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management from April 2000 to January 2002 and held a similar role at Conseco Capital for twelve years prior

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to that assignment. Mr. Gutierrez also serves as President and Director of Luminent Mortgage Capital, Inc. Mr. Gutierrez holds a degree in Economics from the Wharton School, University of Pennsylvania and is a CFA charterholder.

Michael P. White is an Equity Analyst covering finance and interest rate sensitive companies as well as healthcare companies, and is a Principal of Seneca. Mr. White has served as an Equity Analyst since February 1998. Mr. White earned an MBA from the University of Southern California and a BS from Purdue University.

Warren H. Goodrich is a Fixed Income Analyst covering interest rate sensitive companies, including housing and real estate companies, asset backed securities and diversified industrials. Mr. Goodrich has served as a Fixed Income Analyst since March 2001. Prior to joining Seneca in February 2001, Mr. Goodrich was a research analyst for Barclays Global Investors from October 1999. Mr. Goodrich earned a BA in Economics from Wake Forest University. Mr. Goodrich is also a CFA and a member of Security Analysts of San Francisco.

Investor Service Plan

The Company has adopted an Investor Service Plan with respect to Class 1 shares of the Total Return Fund. Under the Plan, the Company, on behalf of the Total Return Fund, may compensate a life insurance company issuing variable annuity contracts and variable life insurance contracts (variable contracts) that offer Class 1 shares of the Total Return Fund as an investment option, a third-party administrator for such insurance company, a retirement plan record keeper or administrator, or a transfer agent for certain services provided to owners of such variable contracts. The amount of compensation paid under the Investor Service Plan by the Total Return Fund’s Class 1 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to such shares. The Investor Service Plan continues in effect with respect to the Total Return Fund from year to year so long as such continuance is approved annual by the Board of Directors. For more information about the Investor Service Plan, please see the statement of additional information (SAI) for the Funds.

Distribution and Service (12b-1) Plan

The Company has adopted Distribution and Service Plans (the “Plan”) under Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) with respect to Class 3 shares of the Total Return Fund. Under the Plan, the Company, on behalf of the Total Return Fund, may compensate GE Investment Distributors, Inc. (“GEID”), the distributor of the shares of the Total Return Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Total Return Fund’s Class 3 shares, including services to owners or prospective owners of variable annuity contracts and variable life insurance contracts (variable contracts) issued by insurance companies that offer such Class 3 shares of the Total Return Fund as an investment option under such variable contracts. The amount of compensation paid under the Class 3 Plan by the Fund’s Class 3 shares may not exceed 0.30% of the average daily net assets of the Fund attributable to such shares. The Plan continues in effect with respect to the respective class of the Total Return Fund from year to year so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it. For more information about the Plan, please see the statement of additional information (SAI) for the Funds.

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GE Investments Funds, Inc. Prospectus	Purchase and Redemption of Shares

GE Investments Funds, Inc. (Company) does not offer its stock directly to the general public. The Company currently offers shares of each class of its capital stock only to separate accounts (Accounts) of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts (variable contracts) issued through the Accounts by such life insurance companies. Some of the Accounts currently are registered investment companies with the SEC. Certain of those life insurance companies may be affiliates of the Company or GE Asset Management. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

The Company currently offers four share classes of the Total Return Fund as investment options for variable contracts – Class 1, Class 2, Class 3 and Class 4. This prospectus only offers Class 1 and Class 3 shares of the Total Return Fund. Class 2 and Class 4 shares of the Total Return Fund are offered through separate prospectuses. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share prices and performance. Not all variable contracts offer every class of the Total Return Fund’s shares. Class 1 and Class 3 shares are offered as investment options under variable contracts described in the Account prospectus or disclosure document accompanying this prospectus.

The Company has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Funds. In the event that the Company offers shares of one or more Funds to a qualified pension and retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of the Company’s current participation agreements (which do not differ materially from one another).

Shares of the Funds are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Fund’s net asset value is calculated, the Accounts transmit to the Funds any orders to purchase or redeem shares of the Funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Funds any orders to purchase or redeem shares of the Fund(s) based on the instructions of plan trustees or participants. The Account purchases or redeems shares of each Fund at the Fund’s net asset value per share calculated as of the day the Company receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Distributor or Transfer Agent from the Accounts for the purchase of shares of the International Equity Fund, Emerging Markets Fund or Europe Equity Fund may be invested by the Funds on the day following the execution of such purchases. Payment for shares redeemed is made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such

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classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company monitors the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in one or more Funds or it may substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.

The Company and the Distributor may reject any order to purchase shares of any Fund for any reason.

Disruptive Trading Policy

As investment vehicles for variable contracts, which are designed as long-term investments, the Funds are not appropriate for “market timing” or other types of frequent or short-term trading (“disruptive trading”).

Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with efficient management of the Fund’s investment portfolio. Accordingly, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure that trading in Fund shares is monitored and, where disruptive trading is detected, action is taken to stop such activity. The Company reserves the right to amend these policies and procedures at any time without prior notice to the Accounts, their insurance company sponsors, or owners of variable contracts invested in one or more Funds.

The Funds are offered through insurance company sponsors that establish an “omnibus” account with the Funds. Because the Funds do not receive information on the trading activity of the underlying Accounts, the Funds and the Distributor must rely on the insurance company sponsor to identify and deter particular variable contract owners engaged in disruptive trading. The insurance company sponsors of each Account has informed us that they have policies and procedures to identify and deter disruptive trading by its variable contract owners. While the Company will seek assurance from the insurance company sponsors that such policies and procedures will be effectively enforced, the Funds and the Distributor do not control the insurance company sponsor’s enforcement of those policies and procedures and cannot guarantee its success at identifying and deterring disruptive trading. In addition, the policies and procedures of an insurance company sponsor could differ materially from each other.

Reservation of Rights to Reject Purchase or Exchange Orders

The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the Accounts, the insurance company sponsors or the owners of variable contracts invested in one or more Funds.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the insurance company sponsor to protect the Funds from harm caused by disruptive trading, there is no guarantee that their policies and procedures will be effective. For example, owners of variable contracts that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the insurance company sponsor may not be able to detect or stop disruptive trading until harm to the Funds has already occurred. In addition, the disruptive trading policies and procedures of an insurance company sponsor may differ materially from those applied by other insurance company sponsors.

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GE Investments Funds, Inc.

Prospectus

Purchase and Redemption of Shares

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

•	require a Fund to keep more assets in money market instruments or other liquid holdings than it would otherwise consider appropriate, causing it to forgo gains in a rising market;

•	require a Fund to sell some its investments sooner than it would otherwise consider appropriate in order to honor redemption requests; and

•	increase brokerage commissions and other portfolio transaction expenses by causing the Fund to purchase and sell securities more frequently than it would otherwise consider appropriate as assets move in and out of the Fund.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because investors attempting to engage in “time zone” arbitrage, a trading strategy that exploits the fact that the closing prices or many foreign securities owned by such Funds are established some time before the Funds calculate their own share value (typically 4:00 p.m. Eastern Time). Funds that invest significantly in high yield securities or small capitalization equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity” arbitrage, a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and, if successful, will dilute the value of Fund shares held by other investors.

Special Compensation Arrangements

GE Asset Management may pay amounts, from its own resources, to insurance companies whose separate accounts invest in shares of the Funds or to distributors of variable contracts, for selling or servicing Fund shares. Firms that receive these payments may be affiliated with GE Asset Management. These payments may relate to selling and/or servicing activities such as maintaining accounts for, and communicating with, owners of variable annuity and variable life insurance contracts; aggregating, netting and transmission of orders; generating sales and other informational materials; individual or broad based marketing and sales activities; conferences; retention of assets; new sales of Fund shares and a wide range of other activities. The amount of such payments generally vary, and can include various initial and ongoing payments.

GE Asset Management and its affiliates also may pay amounts from their own resources to financial consultants for products and/or services such as: (1) performance analytical software, (2) attendance at, or sponsorship of, professional conferences, (3) product evaluations and other types of investment consulting, and (4) asset-liability studies and other types of retirement plan consulting. GE Asset Management and its affiliates may provide non-cash compensation to such recipients including occasional gifts, meals, or other entertainment. These activities may create, or may be viewed as creating, an incentive for such financial consultants (or their employees or associated persons) to recommend the Funds as investment options under variable contracts.

GE Asset Management does not direct the Funds’ portfolio securities transactions, or otherwise compensate insurance companies or distributors of variable contracts in connection with any Fund’s portfolio transactions in consideration of sales of Fund shares.

Insurance companies sponsoring Accounts, distributors of variable contracts issued in connection with such Accounts, and financial consultants including those affiliated

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with GE Asset Management, may have a conflict of interest in promoting the Funds rather than other mutual funds available under a variable contract as an investment option, particularly if these payments exceed amounts paid by such other mutual funds.

For more information about such payments, prospective owners of variable contracts should refer to the prospectus or other disclosure document for their contract or contact the broker-dealer selling the contract.

Contract Owner Voting Rights

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of a Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except:

(1)	as to matters where the interests of the Fund differ from the interests of the Company’s other Funds (such as approval of an investment advisory agreement or a change in a Fund’s fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis.

(2)	as to matters where the interests of one class of the Fund’s shares differ from the interests of the Fund’s other classes (such as approving a material change in the Distribution and Service Plan). In such a case, the voting is on a class-by-class basis.

Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans, depending on plan requirements.

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GE Investments Funds, Inc. Prospectus	Dividends, Capital Gains and Other Tax Information

Dividend and Capital Gains Distribution

Each Fund intends to distribute substantially all of its net investment income annually. Each Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Fund are reinvested in shares of the same class of the Fund at the Fund’s net asset value.

Taxes

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund has elected and intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (Code). By so qualifying, a Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Funds, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus or other disclosure document for such contract.

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Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV). The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The NAV per share for a Fund (or in the case of the Total Return Fund, for a class thereof) is determined by adding the value of the investments, cash, and other assets held by the Fund (or class of the Total Return Fund), subtracting the liabilities of the Fund (or such class of the Total Return Fund), and then dividing the result by the number of outstanding shares of the Fund (or such class of the Total Return Fund). The value of the portfolio securities held by each Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services based on a computerized matrix system, which considers market transactions and dealer-supplied valuations. Valuations of municipal obligations are based on prices supplied by a qualified municipal pricing service. When quoted, bid prices for municipal obligations are readily available and representative of the bid side of the market, those instruments are valued at the mean between the quoted bid prices and the quoted asked prices. Because the markets for certain securities close shortly after the NYSE closes, the Funds may use the prices or values determined after that closing time such as for some exchange traded funds (ETFs) traded on the American Stock Exchange (or any other exchange) and exchange traded index futures contracts and options, which normally close trading at 4:15p.m. Eastern time.

All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time. A Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Directors that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances.

The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds’ fair value procedures, apply a different value to a portfolio security than would be applied had it been priced

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GE Investments Funds, Inc.

Prospectus

Calculating Share Value

using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

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Financial Highlights

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the fiscal years ended December 31. With respect to the Total Return Fund, financial performance for the Total Return Fund’s Class 1 shares are presented. Financial highlights for Class 3 shares of the Total Return Fund are not available because these share classes were first offered on February     , 2006 and therefore, they do not have financial results for the reportable period.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlight information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available on request.

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GE Investments Funds, Inc.

Prospectus

Financial Highlights

U.S. Equity Fund

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	01/03/95
Net Asset Value, Beginning of Period	$31.48	$25.75	$32.21	$35.56	$37.90
Income (Loss) from Investment Operations:
Net Investment Income	0.44	0.26	0.24	0.23	0.26
Net Realized and Unrealized Gains (Losses) on Investments	2.13	5.73	(6.45)	(3.24)	(0.59)
Total Income (Loss) From Investment Operations	2.57	5.99	(6.21)	(3.01)	(0.33)
Less Distributions from:
Net investment income	0.44	0.26	0.25	0.22	0.26
Net realized gains	—	—	—	0.12	1.75
Total Distributions	0.44	0.26	0.25	0.34	2.01

Net Asset Value, End of Period	$33.61	$31.48	$25.75	$32.21	$35.56
Total Return (a)	8.17%	23.28%	(19.26)%	(8.47)%	(0.59)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$112,545	$114,123	$102,112	$115,578	$99,423
Ratios to Average Net Assets:
Net Investment Income	1.30%	0.95%	0.87%	0.78%	0.79%
Gross Expenses	0.63%	0.61%	0.58%	0.58%	0.59%
Net Expenses	0.63%	0.61%	0.58%	0.58%	0.59%
Portfolio Turnover Rate	30%	39%	37%	48%	40%

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S&P 500 Index Fund

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	04/15/85
Net Asset Value, Beginning of Period	$20.51	$16.18	$21.19	$24.71	$28.10
Income (Loss) from Investment Operations:
Net Investment Income	0.36	0.24	0.24	0.22	0.22
Net Realized and Unrealized Gains (Losses) on Investments	1.79	4.33	(4.98)	(3.25)	(2.90)
Total Income (Loss) From Investment Operations	2.15	4.57	(4.74)	(3.03)	(2.68)
Less Distributions from:
Net investment income	0.36	0.24	0.24	0.22	0.22
Net realized gains	—	—	0.03	0.27	0.49
Total Distributions	0.36	0.24	0.27	0.49	0.71

Net Asset Value, End of Period	$22.30	$20.51	$16.18	$21.19	$24.71
Total Return (a)	10.46%	28.27%	(22.37)%	(12.27)%	(9.43)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$601,008	$597,185	$449,173	$650,169	$723,442
Ratios to Average Net Assets:
Net Investment Income	1.62%	1.41%	1.20%	0.99%	0.87%
Gross Expenses	0.40%	0.37%	0.40%	0.39%	0.39%
Net Expenses	0.40%	0.37%	0.40%	0.39%	0.39%
Portfolio Turnover Rate	5%	5%	11%	7%	5%

See Notes to Financial Highlights

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Premier Growth Equity Fund

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	12/12/97
Net Asset Value, Beginning of Period	$70.46	$54.74	$69.34	$78.68	$88.65
Income (Loss) from Investment Operations:
Net Investment Income	0.47	0.11	0.03	0.06	0.10
Net Realized and Unrealized Gains (Losses) on Investments	4.48	15.72	(14.60)	(7.24)	(5.03)
Total Income (Loss) From Investment Operations	4.95	15.83	(14.57)	(7.18)	(4.93)
Less Distributions from:
Net investment income	0.46	0.11	0.03	0.07	0.10
Net realized gains	—	—	—	2.09	4.94
Total Distributions	0.46	0.11	0.03	2.16	5.04

Net Asset Value, End of Period	$74.95	$70.46	$54.74	$69.34	$78.68
Total Return (a)	7.03%	28.91%	(21.02)%	(9.14)%	(5.23)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$137,801	$143,202	$87,569	$104,185	$90,704
Ratios to Average Net Assets:
Net Investment Income	0.62%	0.20%	0.05%	0.10%	0.15%
Net Expenses	0.71%	0.70%	0.67%	0.67%	0.67%
Gross Expenses	0.71%	0.70%	0.67%	0.67%	0.68%
Portfolio Turnover Rate	22%	24%	25%	21%	21%

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Value Equity Fund

Year ended December 31	2004	2003	2002	2001	2000(b)
Inception date	—	—	—	—	4/28/00
Net Asset Value, Beginning of Period	$9.02	$7.36	$9.01	$9.93	$10.00
Income (Loss) from Investment Operations:
Net Investment Income	0.11	0.11	0.07	0.05	0.05
Net Realized and Unrealized Gains (Losses) on Investments	0.75	1.66	(1.65)	(0.92)	(0.07)
Total Income (Loss) From Investment Operations	0.86	1.77	(1.58)	(0.87)	(0.02)
Less Distributions from:
Net investment income	0.11	0.11	0.07	0.05	0.05
Total Distributions	0.11	0.11	0.07	0.05	0.05

Net Asset Value, End of Period	$9.77	$9.02	$7.36	$9.01	$9.93
Total Return (a)	9.57%	24.05%	(17.57)%	(8.75)%	(0.21)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,128	$29,989	$24,623	$18,202	$10,182
Ratios to Average Net Assets:
Net Investment Income*	1.26%	1.16%	1.01%	0.76%	0.71%
Net Expenses*	0.80%	0.73%	0.74%	0.79%	0.84%
Gross Expenses*	0.80%	0.73%	0.74%	0.79%	0.84%
Portfolio Turnover Rate	53%	78%	76%	103%	28%

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GE Investments Funds, Inc.

Prospectus

Financial Highlights

Mid-Cap Equity Fund

Years ended December 31	2004(e)	2003	2002	2001	2000(c)
Inception date	—	—	—	—	05/01/97
Net Asset Value, Beginning of Period	$17.48	$13.30	$15.66	$16.31	$15.78
Income (Loss) from Investment Operations:
Net Investment Income	0.17	0.19	0.12	0.11	0.16
Net Realized and Unrealized Gains (Losses) on Investments	2.63	4.19	(2.28)	(0.06)	1.11
Total Income (Loss) From Investment Operations	2.80	4.38	(2.16)	0.05	1.27
Less Distributions from:
Net investment income	0.14	0.18	0.12	0.11	0.16
Net realized gains	1.81	0.02	0.08	0.59	0.58
Total Distributions	1.95	0.20	0.20	0.70	0.74

Net Asset Value, End of Period	$18.33	$17.48	$13.30	$15.66	$16.31
Total Return (a)	16.02%	32.94%	(13.76)%	0.33%	8.29%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$239,831	$226,929	$170,422	$179,044	$117,586
Ratios to Average Net Assets:
Net Investment Income	0.89%	1.36%	0.82%	0.85%	1.05%
Gross Expenses	0.70%	0.69%	0.68%	0.68%	0.70%
Net Expenses	0.70%	0.69%	0.68%	0.68%	0.70%
Portfolio Turnover Rate	78%	28%	37%	42%	95%

WO 445014.3	80

Small-Cap Value Equity Fund

Year ended December 31	2004	2003	2002	2001	2000(b)
Inception date	—	—	—	—	4/28/00
Net Asset Value, Beginning of Period	$12.74	$10.27	$12.01	$11.27	$10.00
Income (Loss) from Investment Operations:
Net Investment Income	0.08	0.02	0.03	0.04	0.05
Net Realized and Unrealized Gains (Losses) on Investments	1.85	2.46	(1.69)	1.08	1.27
Total Income (Loss) From Investment Operations	1.93	2.48	(1.66)	1.12	1.32
Less Distributions from:
Net investment income	0.07	0.01	0.02	0.04	0.04
Net realized gains	0.98	—	0.05	0.34	—
Return of capital	—	—	0.01	—	0.01
Total Distributions	1.05	0.01	0.08	0.38	0.05

Net Asset Value, End of Period	$13.62	$12.74	$10.27	$12.01	$11.27
Total Return (a)	15.15%	24.11%	(13.86)%	9.97%	13.26%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,158	$86,330	$52,359	$32,787	$11,393
Ratios to Average Net Assets:
Net Investment Income*	0.67%	0.17%	0.34%	0.56%	0.76%
Gross Expenses*	0.88%	0.86%	0.84%	0.91%	0.99%
Net Expenses*	0.88%	0.86%	0.84%	0.91%	0.99%
Portfolio Turnover Rate	101%	119%	108%	130%	111%

See Notes to Financial Highlights

WO 445014.3	81

International Equity Fund

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	05/01/95
Net Asset Value, Beginning of Period	$8.52	$6.23	$8.28	$10.61	$14.47
Income (Loss) from Investment Operations:
Net Investment Income	0.11	0.07	0.07	0.09	0.09
Net Realized and Unrealized Gains (Losses) on Investments	1.24	2.29	(2.04)	(2.30)	(2.02)
Total Income (Loss) From Investment Operations	1.35	2.36	(1.97)	(2.21)	(1.93)
Less Distributions from:
Net investment income	0.11	0.07	0.08	0.08	0.06
Net realized gains	—	—	—	0.04	1.87
Total Distributions:	0.11	0.07	0.08	0.12	1.93

Net Asset Value, End of Period	$9.76	$8.52	$6.23	$8.28	$10.61
Total Return (a)	15.85%	37.91%	(23.83)%	(20.86)%	(12.72)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$55,714	$45,198	$31,683	$42,119	$52,110
Ratios to Average Net Assets:
Net Investment Income	1.31%	1.13%	0.88%	0.99%	0.72%
Gross Expenses	1.15%	1.07%	1.09%	1.07%	1.06%
Net Expenses	1.15%	1.07%	1.09%	1.07%	1.06%
Portfolio Turnover Rate	38%	35%	42%	42%	49%

WO 445014.3	82

Income Fund

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	01/03/95
Net Asset Value, Beginning of Period	$12.61	$12.93	$12.26	$11.99	$11.51
Income (Loss) from Investment Operations:
Net Investment Income	0.55	0.51	0.37	0.60	0.74
Net Realized and Unrealized Gains (Losses) on Investments	(0.12)	(0.04)	0.84	0.29	0.50
Total Income (Loss) From Investment Operations	0.43	0.47	1.21	0.89	1.24
Less Distributions from:
Net investment income	0.57	0.56	0.38	0.62	0.76
Net realized gains	0.22	0.23	0.16	—	—
Total Distributions	0.79	0.79	0.54	0.62	0.76

Net Asset Value, End of Period	$12.25	$12.61	$12.93	$12.26	$11.99
Total Return (a)	3.42%	3.60%	9.89%	7.43%	10.74%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$135,172	$189,318	$220,800	$117,740	$81,578
Ratios to Average Net Assets:
Net Investment Income	3.82%	3.24%	3.79%	5.39%	6.40%
Gross Expenses	0.59%	0.55%	0.53%	0.55%	0.56%
Net Expenses	0.59%	0.55%	0.53%	0.55%	0.56%
Portfolio Turnover Rate	343%	419%	385%	278%	234%

WO 445014.3	83

GE Investments Funds, Inc.

Prospectus

Financial Highlights

Total Return Fund – Class 1 Shares

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	07/01/85
Net Asset Value, Beginning of Period	$15.09	$12.68	$14.49	$15.51	$15.86
Income (Loss) from Investment Operations:
Net Investment Income	0.20	0.16	0.31	0.38	0.43
Net Realized and Unrealized Gains (Losses) on Investments	1.04	2.41	(1.67)	(0.83)	0.32
Total Income (Loss) From Investment Operations	1.24	2.57	(1.36)	(0.45)	0.75
Less Distributions from:
Net investment income	0.20	0.16	0.32	0.38	0.44
Net realized gains	0.16	—	0.13	0.19	0.66
Total Distributions	0.36	0.16	0.45	0.57	1.10

Net Asset Value, End of Period	$15.97	$15.09	$12.68	$14.49	$15.51
Total Return (a)	8.19%	20.31%	(9.31)%	(2.89)%	4.94%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$515,506	$225,867	$112,747	$130,757	$130,734
Ratios to Average Net Assets:
Net Investment Income	1.81%	1.58%	2.22%	2.54%	2.84%
Gross Expenses	0.49%	0.53%	0.54%	0.53%	0.54%
Net Expenses	0.49%	0.53%	0.54%	0.53%	0.54%
Portfolio Turnover Rate	141%	115%	126%	122%	117%

See Notes to Financial Highlights

WO 445014.3	84

GE Investments Funds, Inc.

Prospectus

Financial Highlights

Money Market Fund

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	07/01/85
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01	0.01	0.01	0.04	0.06
Net Realized and Unrealized Gains on Investments	—	—	0.00 (d)	0.00 (d)	0.00 (d)
Total Income From Investment Operations	0.01	0.01	0.01	0.04	0.06
Less Distributions from:
Net investment income	0.01	0.01	0.01	0.04	0.06
Total Distributions	0.01	0.01	0.01	0.04	0.06

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (a)	0.95%	0.78%	1.48%	3.99%	6.24%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$278,703	$392,533	$685,353	$712,156	$499,561
Ratios to Average Net Assets:
Net Investment Income	0.92%	0.80%	1.46%	3.80%	6.01%
Net Expenses	0.47%	0.43%	0.40%	0.34%	0.32%
Gross expenses	0.47%	0.43%	0.40%	0.42%	0.45%

WO 445014.3	85

Real Estate Securities Fund

Years ended December 31	2004	2003	2002	2001	2000
Inception date	—	—	—	—	05/01/95
Net Asset Value, Beginning of Period	$16.78	$13.14	$14.78	$13.82	$10.87
Income (Loss) from Investment Operations:
Net Investment Income	0.65	0.50	0.80	0.64	0.56
Net Realized and Unrealized Gains (Losses) on Investments	4.76	4.42	(1.01)	1.00	2.96
Total Income (Loss) From Investment Operations	5.41	4.92	(0.21)	1.64	3.52
Less Distributions from:
Net investment income	0.52	0.41	0.66	0.53	0.52
Net realized gains	2.13	0.87	0.77	0.15	0.05
Total Distributions	2.65	1.28	1.43	0.68	0.57

Net Asset Value, End of Period	$19.54	$16.78	$13.14	$14.78	$13.82
Total Return (a)	32.29%	37.38%	(1.35)%	11.84%	32.54%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$146,221	$98,294	$70,164	$87,306	$73,799
Ratios to Average Net Assets:
Net Investment Income	4.15%	4.65%	4.81%	5.05%	5.62%
Net Expenses	0.90%	0.89%	0.89%	0.90%	0.92%
Gross Expenses	0.90%	0.89%	0.89%	0.90%	0.92%
Portfolio Turnover Rate	78%	52%	90%	49%	56%

WO 445014.3	86

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Total returns do not include insurance company separate account fees and expenses. Such fees and expenses would reduce the overall returns shown. Periods less than one year are not annualized.
(b)	Information is for the period April 28, 2000, commencement of operations, through December 31, 2000.
(c)	As of April 28, 2000, the Fund’s name was changed to Mid-Cap Equity Fund from Value Equity Fund.
(d)	Less than $0.01 per share.
(e)	As of August 31, 2004, the Fund’s name was changed to Mid-Cap Equity Fund from Mid-Cap Value Equity Fund.
*	Annualized for periods less than one year.

WO 445014.3	87

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WO 445014.3	88

GE Investments Funds, Inc.

Prospectus

If you wish to know more

You will find additional information about the GE Investments Funds in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports usually include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of this Prospectus).

The Fund does not have an Internet Website and therefore you may visit the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Investments Funds, Inc. Also, you may obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Investments Funds, Inc.

You may obtain a free copy of the SAI or the Funds’ annual/semiannual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3001 Summer Street

Stamford, CT 06904

Or

Capital Brokerage Corporation

6630 West Broad Street

Richmond, VA 23230

Telephone 1-800-493-3042

Investment Adviser	GE Asset Management Incorporated P.O. Box 7900 3001 Summer Street Stamford, CT 06904

Transfer Agent	PFPC, Inc. 101 Sabin Street Pawtucket, RI 02860

Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101

Distributor	GE Investment Distributors, Inc. Member NASD/SIPC This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

Investment Company Act file number: 811-04041

GEIN-1 (05/05)

WO 445014.3

89

GE Investments Funds, Inc.

Prospectus

February     , 2006

Total Return Fund	– Class 2 Shares
– Class 3 Shares
– Class 4 Shares

Like all mutual funds, the Fund’s shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

Additional information regarding the GE Investments Funds, Inc. (the “Funds”), including the Total Return Fund (the “Fund”), is contained in the Statement of Additional Information (SAI) dated February     , 2006, which is incorporated by reference into (legally forms a part of) this Prospectus.

Shares of the Fund are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various life insurance companies, some of which may be affiliated persons of the Fund.

1

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2

Asset Allocation Funds	GE Investments Funds, Inc. Total Return Fund Prospectus – Class 2, Class 3 and Class 4

An investment in a GE Investments Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the GE Investments Total Return Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Investments Asset Allocation Fund?

The Total Return Fund may be appropriate to support your variable contract if you:

•	seek an investment derived from both capital appreciation and current income

•	want a single diversified investment

The Total Return Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same mix of capital appreciation potential and income by investing in various combinations of individual Equity or Income Funds, the Total Return Fund presents a diversification alternative within one fund. An investor in the Total Return Fund should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

3

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

Asset Allocation Funds

Total Return Fund

Investment Objective: The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

The Strategy

The Total Return Fund invests primarily in a combination of equity securities and investment grade debt securities. The portfolio managers follow an asset allocation process established by GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

•	strong earnings growth

•	attractive prices

•	a presence in successful industries

•	high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years.

The Fund may also invest to a lesser extent in high yield securities. The portfolio managers may use various investment techniques, including investments in derivative instruments such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities, the Fund would be subject to high yield securities risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

4

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the performance of the Fund’s shares. Because Class 2, Class 3 and Class 4 shares are new and have no history, the bar chart and table reflect only the performance of the Fund’s Class 1 shares, which are not offered in this prospectus. Class 1 shares represent an interest in the same portfolio of securities as Class 2, Class 3 and Class 4 shares, and except to the extent that the Class 2, Class 3 and Class 4 shares have different class expenses, annual returns for Class 2, Class 3 and Class 4 shares will be substantially similar to those of Class 1 shares.

The bar chart illustrates how the Fund’s performance with respect to its Class 1 shares varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was     % for the quarter ended [date]. The Fund’s lowest return for a quarter during those periods was     % for the quarter ended [date].

The table opposite illustrates how the Fund’s Class 1 shares’ average annual returns for different calendar periods compare to the return of the S&P 500 Index and the return of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns – Class 1 Shares

1996 – 11%
1997 – 18%
1998 – 17%
1999 – 13%
2000 – 5%
2001 – -3% 2002 – -9%
2003 – 20% 2004 – 8% 2005 –

Average Annual Total Return – Class 1 Shares

(as of December 31, 2005)

	1 Year		5 Years		10 Years

Total Return Fund		%		%		%

S&P 500 Index[1]		%		%		%

LB Aggregate Bond Index[1]		%		%		%

Both the bar chart and table assume reinvestment of dividends and distributions. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the S&P 500 Index and the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

5

GE Investments Funds, Inc. Total Return Fund Prospectus – Class 2, Class 3 and Class 4	Fund Expenses

Shareholder Fees

No sales charge (load) is imposed on purchases of Class 2, Class 3 or Class 4 shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of such shares. The Fund also does not impose a redemption fee or an exchange fee.

Annual fund operating expenses are paid from the Fund’s assets and are reflected in the Fund’s share price and dividends. Shareholder fees do not reflect any variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

Annual Fund Operating Expenses

(as a percentage of average net assets)

	Class 2	Class 3	Class 4
Management Fees[1]	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees[2]	0.25%	0.30%	0.45%
Other Expenses[3]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.68%	0.73%	0.88%
Contractual Fee Waiver/Reimbursement[4]	(0.11)%	(0.11)%	(0.11)%
Net Annual Fund Operating Expenses	0.57%	0.62%	0.77%

[1]	The management fee fluctuates based upon the average daily net assets of the Fund and may be higher or lower than that shown above. The nature of the services provided to, and the advisory and administration fees paid by, the Fund are described under “About the Investment Adviser.”
[2]	The distribution and service fee and other expenses of the Fund solely attributable to its Class 2 shares are charged to the assets attributable to the Class 2 shares. The distribution and service fee and other expenses of the Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares. The distribution and service fee and other expenses of the Fund solely attributable to its Class 4 shares are charged to the assets attributable to the Class 4 shares.
[3]	“Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by the Fund, are allocated pro rata among the portfolios of the Funds. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as custodial or transfer agent fees, are allocated to the Fund that incurs such expense. Other expense allocation methodologies may result in different expense ratios.
[4]	Pursuant to an agreement with the Fund, GE Asset Management Incorporated, the investment adviser of the Fund, has agreed to limit the total operating expenses charged to Fund assets attributable to the Class 2, Class 3 and Class 4 shares (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the average daily net assets of the Fund attributable to such shares. Under the agreement, this expense limitation will continue in effect until April 30, 2009 unless extended, and can only be changed with the approval of the Fund and GE Asset Management Incorporated.

6

The Impact of Fund Expenses

The following example is intended to help you compare the cost of investing in shares of a class of the Fund with the cost of investing in the Fund’s other classes of shares or in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same.

The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

Example                    You would pay the following expenses on a $10,000 investment, assuming redemption:

	1 Year	3 Years	5 Years	10 Years

Total Return Fund – Class 2	$	$	$	$

Total Return Fund – Class 3	$	$	$	$

Total Return Fund – Class 4	$	$	$	$

7

GE Investments Funds, Inc. Total Return Fund Prospectus – Class 2, Class 3 and Class 4	More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Fund:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables or auto loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments such as commercial paper and bank deposits.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, swaps (including interest rate, currency, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•	Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

8

•	Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the United States

•	Securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody’s or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds”, and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the- counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or are comparably rated by another nationally recognized statistical rating organization), or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

9

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

More on Strategies, Risks and Disclosure of Portfolio Holdings

LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one-year or more.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks and corporations. The Funds may invest in money market instruments directly or through investments in the GEI Short-Term Investment Fund (Investment Fund).

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative instruments that are fully collateralized by a portfolio of mortgages.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bond; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for the Fund. An option is the right to buy (i.e., a “call”) or sell (i.e., a “put”) securities or other interests for a predetermined price on or before a fixed date. An option on a securities index represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may also be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

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Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and noted and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund’s portfolio of investments and are not used for leverage. The Fund is not under any obligation to use any of these techniques at any given time or

11

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

More on Strategies, Risks and Disclosure of Portfolio Holdings

under any particular economic condition. To the extent that the Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the Fund. This measure indicates the Fund’s sensitivity to changes in interest rates. In general, the longer the fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to the Fund’s principal investment strategies described earlier in this Prospectus, the Fund is permitted to use other securities investment strategies and techniques in pursuit of its investment objective. The Fund is not under any obligation to use any of these strategies or techniques at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which are discussed later in this Prospectus or in the Funds’ SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, the Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances when the liquidation of the Fund has been approved by the Directors and investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. The Fund may invest in money market instruments directly or indirectly through investment in the Investment Fund. The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Fund.

To the extent that the Fund holds cash and cash equivalents and/or invests in money market instruments, it may not achieve its investment objective.

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The following table summarizes some of the investment techniques that may be employed by the Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of the Fund’s assets that may be invested in accordance with the indicated technique.

Investment Techniques

Total Return Fund

Borrowing	10%

Repurchase Agreements	Yes

Reverse Repurchase Agreements	No

Restricted Securities and Illiquid Investments	Yes

Structured and Indexed Securities	Yes

Purchasing and Writing Securities Options	Yes

Purchasing and Writing Securities Index Options	Yes

Futures and Options on Futures	Yes

Forward Currency Transactions	Yes

Options on Foreign Currencies	Yes

Maximum Investment in Debt Securities	100%

Maximum Investment in High Yield Securities	30%

Maximum Investment in Foreign Securities	35%

When-Issued and Delayed Delivery Securities	Yes

Lending Portfolio Securities	Yes

Rule 144A Securities	No

Debt Obligations of Supranational Agencies	Yes

Depositary Receipts	Yes

Securities of Other Investment Funds	Yes

Municipal Leases	No

Floating and Variable Rate Instruments	Yes

Participation Interests in Municipal Obligations	No

Zero Coupon Obligations	Yes

Municipal Obligation Components	Yes

Custodial Receipts on Municipal Obligations	Yes

Mortgage Related Securities, including CMOs	Yes

Government Stripped Mortgage Related Securities	Yes

Asset Backed Securities and Receivable-Backed Securities	Yes

Mortgage Dollar Rolls	Yes

Short Sales Against the Box	Yes

13

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

More on Strategies, Risks and Disclosure of Portfolio Holdings

More on Risks

Like all mutual funds, investing in the Total Return Fund involves risk factors and special considerations. The Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. The share value of the Total Return Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, the Fund may lose money if there are defaults in the loans underlying the securities.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect the ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: The Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. The Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments which could impact Fund performance. The Fund may chose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, to the extent that the Fund invests in emerging market countries, it may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect the Fund’s performance.

14

Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

•	Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.

•	Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, the Fund may incur additional expenses if a holding defaults and the Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the investment at all, or may be forced to forgo other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

15

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

More on Strategies, Risks and Disclosure of Portfolio Holdings

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. The Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Repurchase Agreement Risk: The Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

•	Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth oriented funds will typically underperform when value investing is in favor.

•	Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

16

•	Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

•	Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds typically will underperform when growth investing is in favor.

Valuation Risk: Portfolio securities may be valued using “fair value” techniques, rather than market quotations, under the circumstances described under the section “Calculating Share Value.” The fair value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the fair value established for it at any time.

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

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18

About the Investment Adviser

Investment Adviser and Administrator

GE Asset Management Incorporated (GE Asset Management), located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of the Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2005, GE Asset Management had approximately $            billion of assets under management, of which more than $             billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid 1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

The fees payable to GE Asset Management in connection with the Total Return Fund, are graduated so that increases in the Fund’s average annual net assets may result in a lower fee and decreases in the Fund’s average annual net assets may increase the fee.

The Fund’s annual report dated December 31, 2005, contains (or will contain) a discussion regarding the basis for the Fund’s board of directors approval of all advisory contracts.

Investment Management Fee:

The Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly at the following rates:

Total Return Fund
First $100 million of average daily net assets	0.50%
Next $100 million of average daily net assets	0.45%
Next $100 million of average daily net assets	0.40%
Next $100 million of average daily net assets	0.35%
Over $400 million of average daily net assets	0.30%

Pursuant to an expense limitation agreement with the Fund, GE Asset Management has agreed to limit total operating expenses charged to Fund assets attributable to its Class 2, Class 3 and Class 4 shares (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the average daily net assets of the Fund attributable to such shares, in each case on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended. The expense limitation agreement will terminate upon termination of the management agreement, or by the Fund without payment of penalty upon sixty (60) days written notice to GE Asset Management. The agreement can only be changed with the approval of both the Fund and GE Asset Management.

19

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

About the Investment Manager

About the Portfolio Managers

The Fund is managed by a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Total Return Fund generally have final authority over all aspects of their portions of the Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the Total Return Fund followed by biographical information for each portfolio manager.

Portfolio Management Team

The Total Return Fund is managed by a team of portfolio managers led by Christopher D. Brown, Paul M. Colonna and Ralph R. Layman. Each of the foregoing portfolio managers is responsible for managing one of three sub-portfolios: U.S. Equity, International Equity and Fixed Income. Mr. Brown manages the U.S. Equity sub-portfolio, Mr. Layman manages the International Equity sub-portfolio and Mr. Colonna manages the Fixed Income sub-portfolio, each with a team of managers and analysts. The sub-portfolios underlying this Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to this Fund’s objectives.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the Total Return Fund’s investments. The portfolio managers may change from time to time. The Statement of Additional Information (SAI) provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Total Return Fund, if any.

Christopher D. Brown is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Total Return Fund since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

Paul M. Colonna is a Senior Vice President of GE Asset Management. Since January 2005, he has been responsible for the fixed income portion of the Total Return Fund. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has been responsible for the international equity portion of the Total Return Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

Distribution and Service (12b-1) Plans

The Company has adopted Distribution and Service Plans (the “Plans”) under Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) with respect to Class 2 shares, Class 3 and Class 4 shares of the Fund. Under each Plan, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (“GEID”), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 2, Class 3 or Class 4 shares, as the case may be, including services to owners or prospective owners of variable annuity contracts and variable life insurance contracts (variable contracts) issued by insurance companies that offer such Class 2, Class 3 or Class 4 shares of the Fund as an investment option under such variable contracts. The amount of compensation paid under the Plans by the Fund’s Class 2, Class 3 and Class 4 shares may not exceed the following rates of the average daily net assets of the Fund attributable to such shares: Class 2 – 0.25%; Class 3 – 0.30%; and Class 4 – 0.45%. Each Plan continues in effect with respect to the respective class of the Fund from year to year so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it. For more information about the Plans, please see the statement of additional information (SAI) for the Funds.

20

Purchase and Redemption of Shares

GE Investments Funds, Inc. (the Company) does not offer its stock directly to the general public. The Company currently offers shares of each class of its capital stock to separate accounts (the Accounts) of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts (variable contracts) issued through the Accounts by such life insurance companies. Some of the Accounts currently are registered investment companies with the SEC. Certain of those life insurance companies may be affiliates of the Company or of GE Asset Management. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

The Company currently offers four share classes of the Fund as investment options for variable contracts – Class 1, Class 2, Class 3 and Class 4. This prospectus only offers Class 2, Class 3 and Class 4 shares. Class 1 shares are offered through a separate prospectus. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share prices and performance. Not all variable contracts offer every class of the Fund’s shares. Each share class is offered as an investment option under variable contracts described in the Account prospectus or disclosure document accompanying this prospectus.

Shares of the Fund are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of certain of such subaccounts are invested in the shares of the Fund. The Accounts purchase and redeem shares of the Fund for their subaccounts at a net asset value without sales or redemption charges.

The Company has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that the Company offers shares of the Fund to a qualified pension and retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of the Company’s current participation agreements (which do not differ materially from one another).

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Fund any orders to purchase or redeem its shares based on the instructions of plan trustees or participants. The Account purchases and redeems shares of the Fund at the Fund’s net asset value per share calculated as of the day the Fund receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the

21

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

Purchase and Redemption of Shares

life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in the Fund or it may substitute shares of another fund for those of the Fund. This might force the Fund to sell its portfolio securities at a disadvantageous price.

Disruptive Trading Policy

As investment vehicles for variable contracts, which are designed as long-term investments, the Fund is not appropriate for “market timing” or other types of frequent or short-term trading (“disruptive trading”).

Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with efficient management of the Fund’s investment portfolio. Accordingly, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure that trading in Fund shares is monitored and, where disruptive trading is detected, action is taken to stop such activity. The Company reserves the right to amend these policies and procedures at any time without prior notice to the Accounts, their insurance company sponsors, or owners of variable contracts invested in one or more Funds.

The Fund is offered through insurance company sponsors that establish an “omnibus” account with the Fund. Because the Fund does not receive information on the trading activity of the underlying Accounts, the Fund and the Distributor must rely on the insurance company sponsor to identify and deter particular variable contract owners engaged in disruptive trading. The insurance company sponsors of each Account has informed us that they have policies and procedures to identify and deter disruptive trading by its variable contract owners. While the Company will seek assurance from the insurance company sponsors that such policies and procedures will be effectively enforced, the Fund and the Distributor do not control the insurance company sponsor’s enforcement of those policies and procedures and cannot guarantee its success at identifying and deterring disruptive trading. In addition, the policies and procedures of an insurance company sponsor could differ materially from each other.

Reservation of Rights to Reject Purchase or Exchange Orders

The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the Accounts, the insurance company sponsors or the owners of variable contracts invested in one or more Funds.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the insurance company sponsor to protect the Fund from harm caused by disruptive trading, there is no guarantee that their policies and procedures will be effective. For example, owners of variable contracts that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the insurance company sponsor may not be able to detect or stop disruptive trading until harm to the Fund has already occurred. In addition, the disruptive trading policies and procedures of an insurance company sponsor may differ materially from those applied by other insurance company sponsors.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

•	require the Fund to keep more assets in money market instruments or other liquid holdings than it would otherwise consider appropriate, causing it to forgo gains in a rising market;

22

•	require the Fund to sell some its investments sooner than it would otherwise consider appropriate in order to honor redemption requests; and

•	increase brokerage commissions and other portfolio transaction expenses by causing the Fund to purchase and sell securities more frequently than it would otherwise consider appropriate as assets move in and out of the Fund.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because investors attempting to engage in “time zone” arbitrage, a trading strategy that exploits the fact that the closing prices or many foreign securities owned by such Funds are established some time before the Funds calculate their own share value (typically 4:00 p.m. Eastern Time). Funds that invest significantly in high yield securities or small capitalization equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity” arbitrage, a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and, if successful, will dilute the value of Fund shares held by other investors.

Special Compensation Arrangements

GE Asset Management may pay amounts, from its own resources, to insurance companies whose separate accounts invest in shares of the Fund or to distributors of variable contracts, for selling or servicing Fund shares. Firms that receive these payments may be affiliated with GE Asset Management. These payments may relate to selling and/or servicing activities such as maintaining accounts for, and communicating with, owners of variable annuity and variable life insurance contracts; aggregating, netting and transmission of orders; generating sales and other informational materials; individual or broad based marketing and sales activities; conferences; retention of assets; new sales of Fund shares and a wide range of other activities. The amount of such payments generally vary, and can include various initial and ongoing payments.

GE Asset Management and its affiliates also may pay amounts from their own resources to financial consultants for products and/or services such as: (1) performance analytical software, (2) attendance at, or sponsorship of, professional conferences, (3) product evaluations and other types of investment consulting, and (4) asset-liability studies and other types of retirement plan consulting. GE Asset Management and its affiliates may provide non-cash compensation to such recipients including occasional gifts, meals, or other entertainment. These activities may create, or may be viewed as creating, an incentive for such financial consultants (or their employees or associated persons) to recommend the Funds as investment options under variable contracts.

GE Asset Management does not direct the Funds’ portfolio securities transactions, or otherwise compensate insurance companies or distributors of variable contracts in connection with the Fund’s portfolio transactions in consideration of sales of Fund shares.

Insurance companies sponsoring Accounts, distributors of variable contracts issued in connection with such Accounts, and financial consultants (including those affiliated with GE Asset Management) may have a conflict of interest in promoting the Funds rather than other mutual funds available under a variable contract as an investment option, particularly if these payments exceed amounts paid by such other mutual funds.

For more information about such payments, prospective owners of variable contracts should refer to the prospectus or other disclosure document for their contract or contact the broker-dealer selling the contract.

23

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

Purchase and Redemption of Shares

Contract Owner Voting Rights

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of the Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except

(1)	as to matters where the interests of the Fund differ from the interests of the Company’s other Funds (such as approval of an investment advisory agreement or a change in a Fund’s fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis.

(2)	as to matters where the interests of one class of the Fund’s shares differ from the interests of the Fund’s other classes (such as approving the adoption of a Distribution and Service Plan). In such a case, the voting is on a class-by-class basis.

Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

24

Dividends, Capital Gains and Other Tax Information

Dividends and Capital Gains Distributions

The Fund intends to distribute substantially all of its net investment income annually. The Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by it are reinvested in shares of the same class of the Fund at the Fund’s net asset value.

Taxes

For federal income tax purposes, the Fund is treated as a separate entity from the Company’s other Funds. The Fund has elected and intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (Code). By so qualifying, the Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus or other disclosure document for such contract.

25

GE Investments Funds, Inc. Total Return Fund Prospectus – Class 2, Class 3 and Class 4	Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV). The NAV of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The NAV per share of any class of the Fund’s shares is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities attributable to that class, and then dividing the result by the number of the Fund’s outstanding shares of that class. The value of the portfolio securities held by the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services based on a computerized matrix system, which considers market transactions and dealer-supplied valuations. Valuations of municipal obligations are based on prices supplied by a qualified municipal pricing service. When quoted, bid prices for municipal obligations are readily available and representative of the bid side of the market, those instruments are valued at the mean between the quoted bid prices and quoted asked prices. Because the markets for certain securities close shortly after the NYSE closes, the Fund may use the prices or values determined after that closing time such as for some exchange traded funds (ETFs) traded on the American Stock Exchange (or any other exchange) and exchange traded index futures contracts and options, which normally close trading as 4:15 p.m. Eastern time.

Short-term securities held by the Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. The Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Directors that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances.

The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds’ fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

26

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

27

GE Investments Funds, Inc. Total Return Fund Prospectus – Class 2, Class 3 and Class 4	Financial Highlights

Financial highlights for Class 2, Class 3 and Class 4 shares of the Fund are not available because these share classes were first offered on February     , 2006 and therefore, they do not have financial results for the reportable period.

28

GE Investments Funds, Inc.

Total Return Fund

Prospectus – Class 2, Class 3 and Class 4

If you wish to know more

You will find additional information about the GE Investments Funds including the Total Return Fund in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the Prospectus).

The Fund does not have an Internet Website and therefore you may visit the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Investments Funds, Inc Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Investments Funds, Inc.

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3001 Summer Street

Stamford, CT 06904

Or

Capital Brokerage Corporation

6630 West Broad Street

Richmond, VA 23230

Telephone 1-800-493-3042

Investment Adviser	GE Asset Management Incorporated P.O. Box 7900 3001 Summer Street Stamford, CT 06904

Transfer Agent	PFPC, Inc. 101 Sabin Street Pawtucket, RI 02860

Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101

Distributor	GE Investment Distributors, Inc. Member NASD/SIPC This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

Investment Company Act file number: 811-04041

GEF-TOTAL-1 (05/05)

GE Investments Funds, Inc.

Prospectus

February     , 2006

Total Return Fund	– Class 3 Shares

Like all mutual funds, the Fund’s shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

Additional information regarding the GE Investments Funds, Inc. (the “Funds”), including the Total Return Fund (the “Fund”), is contained in the Statement of Additional Information (SAI) dated February     , 2006, which is incorporated by reference into (legally forms a part of) this Prospectus.

Class 3 shares of the Fund are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various life insurance companies, some of which may be affiliated persons of the Fund.

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2

Asset Allocation Funds	GE Investments Funds, Inc.
Total Return Fund
Class 3 Shares Prospectus

An investment in a GE Investments Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the GE Investments Total Return Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Investments Asset Allocation Fund?

The Total Return Fund may be appropriate to support your variable contract if you:

•	seek an investment derived from both capital appreciation and current income

•	want a single diversified investment

The Total Return Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same mix of capital appreciation potential and income by investing in various combinations of individual Equity or Income Funds, the Total Return Fund presents a diversification alternative within one fund. An investor in the Total Return Fund should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

3

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

Asset Allocation Funds

Total Return Fund

Investment Objective: The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

The Strategy

The Total Return Fund invests primarily in a combination of equity securities and investment grade debt securities. The portfolio managers follow an asset allocation process established by GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

•	strong earnings growth

•	attractive prices

•	a presence in successful industries

•	high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years.

The Fund may also invest to a lesser extent in high yield securities. The portfolio managers may use various investment techniques, including investments in derivative instruments such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities, the Fund would be subject to high yield securities risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

4

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance. Because Class 3 shares are new and have no history, the bar chart and table reflect the performance of the Fund’s Class 1 shares, which are not offered in this prospectus. Class 1 shares represent an interest in the same portfolio of securities as Class 3 shares, and except to the extent that the Class 1 shares and Class 3 shares have different class expenses, annual returns for Class 3 shares will be substantially similar to those of Class 1 shares.

The bar chart illustrates how the Fund’s performance with respect to its Class 1 shares varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter with respect to its Class 1 shares was         % for the quarter ended [date]. The Fund’s lowest return for a quarter with respect to its Class 1 shares during those periods was         % for the quarter ended [date].

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the return of the S&P 500 Index and the return of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

Calendar Year Total Returns – Class 1 Shares

1996 – 11%
1997 – 18%
1998 – 17%
1999 – 13%
2000 – 5%
2001 – -3%
2002 – -9%
2003 – 20%
2004 – 8%
2005 –

Average Annual Total Return – Class 1 Shares

(as of December 31, 2005)

	1 Year		5 Years		10 Years

Total Return Fund		%		%		%

S&P 500 Index[1]		%		%		%

LB Aggregate Bond Index[1]		%		%		%

Both the bar chart and table assume reinvestment of dividends and distributions. The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

[1]	The returns of the S&P 500 Index and the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

5

GE Investments Funds, Inc.	Fund Expenses
Total Return Fund
Class 3 Shares Prospectus

Shareholder Fees

No sales charge (load) is imposed on purchases of Class 3 shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of Class 3 shares. The Fund also does not impose a redemption fee or an exchange fee.

Annual fund operating expenses are paid from the Fund’s assets and are reflected in the Fund’s share price and dividends. Shareholder fees do not reflect any variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

Annual Fund Operating Expenses

(as a percentage of average net assets)

Total Return Fund
Management Fees[1]	0.37%
Distribution and Service (12b-1) Fees[2]	0.30%
Other Expenses[3]	0.06%
Total Annual Fund Operating Expenses	0.73%
Contractual Fee Waiver/Reimbursement[4]	(0.11)%
Net Annual Fund Operating Expenses	0.62%

[1]	The management fee fluctuates based upon the average daily net assets of the Fund and may be higher or lower than that shown above. The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under “About the Investment Adviser.”
[2]	The distribution and service fee and other expenses of the Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.
[3]	“Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by the Fund, are allocated pro rata among the portfolios of the Funds. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as custodial or transfer agent fees, are allocated to the Fund that incurs such expense. Other expense allocation methodologies may result in different expense ratios.
[4]	Pursuant to an agreement with the Fund, GE Asset Management Incorporated, the investment adviser of the Fund, has agreed to limit the total operating expenses charged to Fund assets attributable to the Class 3 shares (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the average daily net assets of the Fund attributable to such shares, on an annual basis. Under the agreement, this expense limitation will continue in effect until April 30, 2009 unless extended, and can only be changed with the approval of the Fund and GE Asset Management Incorporated.

6

The Impact of Fund Expenses

The following example is intended to help you compare the cost of investing in Class 3 shares of the Fund with the cost of investing in the Fund’s other classes of shares or in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same.

The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, the costs shown below would be higher.

Example	You would pay the following expenses on a $10,000 investment, assuming redemption:

	1 Year	3 Years	5 Years	10 Years
Total Return Fund – Class 3	$	$	$	$

7

GE Investments Funds, Inc.	More on Strategies,
Total Return Fund	Risks and Disclosure of Portfolio Holdings
Class 3 Shares Prospectus

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Fund:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables or auto loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments such as commercial paper and bank deposits.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, swaps (including interest rate, currency, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•	Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

8

•	Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the United States

•	Securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody’s or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds”, and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the- counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or are comparably rated by another nationally recognized statistical rating organization), or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

9

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one-year or more.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks and corporations. The Funds may invest in money market instruments directly or through investments in the GEI Short-Term Investment Fund (Investment Fund).

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative instruments that are fully collateralized by a portfolio of mortgages.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bond; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for the Fund. An option is the right to buy (i.e., a “call”) or sell (i.e., a “put”) securities or other interests for a predetermined price on or before a fixed date. An option on a securities index represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may also be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

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Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and noted and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund’s portfolio of investments and are not used for leverage. The Fund is not under any obligation to use any of these techniques at any given time or

11

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

under any particular economic condition. To the extent that the Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the Fund. This measure indicates the Fund’s sensitivity to changes in interest rates. In general, the longer the fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to the Fund’s principal investment strategies described earlier in this Prospectus, the Fund is permitted to use other securities investment strategies and techniques in pursuit of its investment objective. The Fund is not under any obligation to use any of these strategies or techniques at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which are discussed later in this Prospectus or in the Funds’ SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, the Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances when the liquidation of the Fund has been approved by the Directors and investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. The Fund may invest in money market instruments directly or indirectly through investment in the Investment Fund. The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Fund.

To the extent that the Fund holds cash and cash equivalents and/or invests in money market instruments, it may not achieve its investment objective.

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The following table summarizes some of the investment techniques that may be employed by the Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of the Fund’s assets that may be invested in accordance with the indicated technique.

Investment Techniques
Total Return Fund

Borrowing	10%

Repurchase Agreements	Yes

Reverse Repurchase Agreements	No

Restricted Securities and Illiquid Investments	Yes

Structured and Indexed Securities	Yes

Purchasing and Writing Securities Options	Yes

Purchasing and Writing Securities Index Options	Yes

Futures and Options on Futures	Yes

Forward Currency Transactions	Yes

Options on Foreign Currencies	Yes

Maximum Investment in Debt Securities	100%

Maximum Investment in High Yield Securities	30%

Maximum Investment in Foreign Securities	35%

When-Issued and Delayed Delivery Securities	Yes

Lending Portfolio Securities	Yes

Rule 144A Securities	No

Debt Obligations of Supranational Agencies	Yes

Depositary Receipts	Yes

Securities of Other Investment Funds	Yes

Municipal Leases	No

Floating and Variable Rate Instruments	Yes

Participation Interests in Municipal Obligations	No

Zero Coupon Obligations	Yes

Municipal Obligation Components	Yes

Custodial Receipts on Municipal Obligations	Yes

Mortgage Related Securities, including CMOs	Yes

Government Stripped Mortgage Related Securities	Yes

Asset Backed Securities and Receivable-Backed Securities	Yes

Mortgage Dollar Rolls	Yes

Short Sales Against the Box	Yes

13

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

More on Risks

Like all mutual funds, investing in the Total Return Fund involves risk factors and special considerations. The Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. The share value of the Total Return Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, the Fund may lose money if there are defaults in the loans underlying the securities.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect the ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: The Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. The Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments which could impact Fund performance. The Fund may chose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, to the extent that the Fund invests in emerging market countries, it may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect the Fund’s performance.

14

Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

•	Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.

•	Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, the Fund may incur additional expenses if a holding defaults and the Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the investment at all, or may be forced to forgo other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

15

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

More on Strategies, Risks and Disclosure of Portfolio Holdings

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. The Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Repurchase Agreement Risk: The Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

•	Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth oriented funds will typically underperform when value investing is in favor.

•	Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

16

•	Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

•	Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds typically will underperform when growth investing is in favor.

Valuation Risk: Portfolio securities may be valued using “fair value” techniques, rather than market quotations, under the circumstances described under the section “Calculating Share Value.” The fair value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the fair value established for it at any time.

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

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18

About	the Investment Adviser

Investment Adviser and Administrator

GE Asset Management Incorporated (GE Asset Management), located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of the Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2005, GE Asset Management had approximately $         billion of assets under management, of which more than $         billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid 1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

The fees payable to GE Asset Management in connection with the Total Return Fund, are graduated so that increases in the Fund’s average annual net assets may result in a lower fee and decreases in the Fund’s average annual net assets may increase the fee.

The Fund’s annual report dated December 31, 2005, contains (or will contain) a discussion regarding the basis for the Fund’s board of directors approval of all advisory contracts.

Investment Management Fee:

The Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly at the following rates:

Total Return Fund

First $100 million of average daily net assets	0.50%

Next $100 million of average daily net assets	0.45%

Next $100 million of average daily net assets	0.40%

Next $100 million of average daily net assets	0.35%

Over $400 million of average daily net assets	0.30%

Pursuant to an expense limitation agreement with the Fund, GE Asset Management has agreed to limit total operating expenses charged to Fund assets attributable to its Class 3 (excluding class specific expenses such as Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the average daily net assets of the Fund attributable to such shares, on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended. The expense limitation agreement will terminate upon termination of the management agreement, or by the Fund without payment of penalty upon sixty (60) days written notice to GE Asset Management. The agreement can only be changed with the approval of both the Fund and GE Asset Management.

19

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

About the Investment Manager

About the Portfolio Managers

The Fund is managed by a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Total Return Fund generally have final authority over all aspects of their portions of the Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the Total Return Fund followed by biographical information for each portfolio manager.

Portfolio Management Team

The Total Return Fund is managed by a team of portfolio managers led by Christopher D. Brown, Paul M. Colonna and Ralph R. Layman. Each of the foregoing portfolio managers is responsible for managing one of three sub-portfolios: U.S. Equity, International Equity and Fixed Income. Mr. Brown manages the U.S. Equity sub-portfolio, Mr. Layman manages the International Equity sub-portfolio and Mr. Colonna manages the Fixed Income sub-portfolio, each with a team of managers and analysts. The sub-portfolios underlying this Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to this Fund’s objectives.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the Total Return Fund’s investments. The portfolio managers may change from time to time. The Statement of Additional Information (SAI) provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Total Return Fund, if any.

Christopher D. Brown is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Total Return Fund since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

Paul M. Colonna is a Senior Vice President of GE Asset Management. Since January 2005, he has been responsible for the fixed income portion of the Total Return Fund. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has been responsible for the international equity portion of the Total Return Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

Distribution and Service (12b-1) Plan

The Company has adopted a Distribution and Service Plan (“Plan”) under Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) with respect to Class 3 shares of the Fund. Under the Plan, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (“GEID”), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable annuity contracts and variable life insurance contracts (variable contracts) issued by insurance companies that offer Class 3 shares of the Fund as an investment option under such variable contracts. The amount of compensation paid under the Plan by the Fund’s Class 3 shares may not exceed 0.30% of the average daily net assets of the Fund attributable to such shares. The Plan continues in effect with respect to the Fund from year to year so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it. For more information about the Plan, please see the statement of additional information (SAI) for the Funds.

20

Purchase and Redemption of Shares

GE Investments Funds, Inc. (the Company) does not offer its stock directly to the general public. The Company currently offers shares of each class of its capital stock to separate accounts (the Accounts) of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts (variable contracts) issued through the Accounts by such life insurance companies. Some of the Accounts currently are registered investment companies with the SEC. Certain of those life insurance companies may be affiliates of the Company or of GE Asset Management. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

The Company currently offers four share classes of the Fund as investment options for variable contracts – Class 1, Class 2, Class 3 and Class 4. This prospectus only offers Class 3 shares of the Fund. Class 1, Class 2 and Class 4 shares of the Fund are offered through separate prospectuses. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share prices and performance. Not all variable contracts offer every class of the Fund’s shares. Class 3 shares are offered as investment options under variable contracts described in the Account prospectus or disclosure document accompanying this prospectus.

Shares of the Fund are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of certain of such subaccounts are invested in the shares of the Fund. The Accounts purchase and redeem shares of the Fund for their subaccounts at a net asset value without sales or redemption charges.

The Company has entered into an agreement with the life insurance company sponsor of each Account (participation agreement) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that the Company offers shares of the Fund to a qualified pension and retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of the Company’s current participation agreements (which do not differ materially from one another).

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Fund any orders to purchase or redeem its shares based on the instructions of plan trustees or participants. The Account purchases and redeems shares of the Fund at the Fund’s net asset value per share calculated as of the day the Fund receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the

21

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

Purchase and Redemption of Shares

life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in the Fund or it may substitute shares of another fund for those of the Fund. This might force the Fund to sell its portfolio securities at a disadvantageous price.

Disruptive Trading Policy

As investment vehicles for variable contracts, which are designed as long-term investments, the Fund is not appropriate for “market timing” or other types of frequent or short-term trading (“disruptive trading”).

Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with efficient management of the Fund’s investment portfolio. Accordingly, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure that trading in Fund shares is monitored and, where disruptive trading is detected, action is taken to stop such activity. The Company reserves the right to amend these policies and procedures at any time without prior notice to the Accounts, their insurance company sponsors, or owners of variable contracts invested in one or more Funds.

The Fund is offered through insurance company sponsors that establish an “omnibus” account with the Fund. Because the Fund does not receive information on the trading activity of the underlying Accounts, the Fund and the Distributor must rely on the insurance company sponsor to identify and deter particular variable contract owners engaged in disruptive trading. The insurance company sponsors of each Account has informed us that they have policies and procedures to identify and deter disruptive trading by its variable contract owners. While the Company will seek assurance from the insurance company sponsors that such policies and procedures will be effectively enforced, the Fund and the Distributor do not control the insurance company sponsor’s enforcement of those policies and procedures and cannot guarantee its success at identifying and deterring disruptive trading. In addition, the policies and procedures of an insurance company sponsor could differ materially from each other.

Reservation of Rights to Reject Purchase or Exchange Orders

The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the Accounts, the insurance company sponsors or the owners of variable contracts invested in one or more Funds.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the insurance company sponsor to protect the Fund from harm caused by disruptive trading, there is no guarantee that their policies and procedures will be effective. For example, owners of variable contracts that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the insurance company sponsor may not be able to detect or stop disruptive trading until harm to the Fund has already occurred. In addition, the disruptive trading policies and procedures of an insurance company sponsor may differ materially from those applied by other insurance company sponsors.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

•	require the Fund to keep more assets in money market instruments or other liquid holdings than it would otherwise consider appropriate, causing it to forgo gains in a rising market;

22

•	require the Fund to sell some its investments sooner than it would otherwise consider appropriate in order to honor redemption requests; and

•	increase brokerage commissions and other portfolio transaction expenses by causing the Fund to purchase and sell securities more frequently than it would otherwise consider appropriate as assets move in and out of the Fund.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because investors attempting to engage in “time zone” arbitrage, a trading strategy that exploits the fact that the closing prices or many foreign securities owned by such Funds are established some time before the Funds calculate their own share value (typically 4:00 p.m. Eastern Time). Funds that invest significantly in high yield securities or small capitalization equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity” arbitrage, a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and, if successful, will dilute the value of Fund shares held by other investors.

Special Compensation Arrangements

GE Asset Management may pay amounts, from its own resources, to insurance companies whose separate accounts invest in shares of the Fund or to distributors of variable contracts, for selling or servicing Fund shares. Firms that receive these payments may be affiliated with GE Asset Management. These payments may relate to selling and/or servicing activities such as maintaining accounts for, and communicating with, owners of variable annuity and variable life insurance contracts; aggregating, netting and transmission of orders; generating sales and other informational materials; individual or broad based marketing and sales activities; conferences; retention of assets; new sales of Fund shares and a wide range of other activities. The amount of such payments generally vary, and can include various initial and ongoing payments.

GE Asset Management and its affiliates also may pay amounts from their own resources to financial consultants for products and/or services such as: (1) performance analytical software, (2) attendance at, or sponsorship of, professional conferences, (3) product evaluations and other types of investment consulting, and (4) asset-liability studies and other types of retirement plan consulting. GE Asset Management and its affiliates may provide non-cash compensation to such recipients including occasional gifts, meals, or other entertainment. These activities may create, or may be viewed as creating, an incentive for such financial consultants (or their employees or associated persons) to recommend the Funds as investment options under variable contracts.

GE Asset Management does not direct the Funds’ portfolio securities transactions, or otherwise compensate insurance companies or distributors of variable contracts in connection with the Fund’s portfolio transactions in consideration of sales of Fund shares.

Insurance companies sponsoring Accounts, distributors of variable contracts issued in connection with such Accounts, and financial consultants (including those affiliated with GE Asset Management) may have a conflict of interest in promoting the Funds rather than other mutual funds available under a variable contract as an investment option, particularly if these payments exceed amounts paid by such other mutual funds.

For more information about such payments, prospective owners of variable contracts should refer to the prospectus or other disclosure document for their contract or contact the broker-dealer selling the contract.

23

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

Purchase and Redemption of Shares

Contract Owner Voting Rights

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of the Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except:

(1)	as to matters where the interests of the Fund differ from the interests of the Company’s other Funds (such as approval of an investment advisory agreement or a change in a Fund’s fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis.

(2)	as to matters where the interests of one class of the Fund’s shares differ from the interests of the Fund’s other classes (such as approving a material change in the Distribution and Service Plan). In such a case, the voting is on a class-by-class basis.

Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

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Dividends, Capital Gains and Other Tax Information

Dividends and Capital Gains Distributions

The Fund intends to distribute substantially all of its net investment income annually. The Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by it are reinvested in shares of the same class of the Fund at the Fund’s net asset value.

Taxes

For federal income tax purposes, the Fund is treated as a separate entity from the Company’s other Funds. The Fund has elected and intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (Code). By so qualifying, the Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus or other disclosure document for such contract.

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GE Investments Funds, Inc. Total Return Fund Class 3 Shares Prospectus	Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV). The NAV of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The NAV per share of any class of the Fund’s shares is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities attributable to that class, and then dividing the result by the number of the Fund’s outstanding shares of that class. The value of the portfolio securities held by the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services based on a computerized matrix system, which considers market transactions and dealer-supplied valuations. Valuations of municipal obligations are based on prices supplied by a qualified municipal pricing service. When quoted, bid prices for municipal obligations are readily available and representative of the bid side of the market, those instruments are valued at the mean between the quoted bid prices and quoted asked prices. Because the markets for certain securities close shortly after the NYSE closes, the Fund may use the prices or values determined after that closing time such as for some exchange traded funds (ETFs) traded on the American Stock Exchange (or any other exchange) and exchange traded index futures contracts and options, which normally close trading as 4:15 p.m. Eastern time.

Short-term securities held by the Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. The Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Directors that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances.

The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds’ fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

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Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

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GE Investments Funds, Inc. Total Return Fund Class 3 Shares Prospectus	Financial Highlights

Financial highlights for Class 3 shares of the Fund are not available because Class 3 shares were first offered on February     , 2006 and therefore, Class 3 shares do not have financial results for the reportable period.

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28

GE Investments Funds, Inc.

Total Return Fund

Class 3 Shares Prospectus

If you wish to know more

You will find additional information about the GE Investments Funds including the Total Return Fund in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the Prospectus).

The Fund does not have an Internet Website and therefore you may visit the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Investments Funds, Inc Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Investments Funds, Inc.

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3001 Summer Street

Stamford, CT 06904

Or

Capital Brokerage Corporation

6630 West Broad Street

Richmond, VA 23230

Telephone 1-800-493-3042

Investment Adviser	GE Asset Management Incorporated P.O. Box 7900 3001 Summer Street Stamford, CT 06904

Transfer Agent	PFPC, Inc. 101 Sabin Street Pawtucket, RI 02860

Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101

Distributor	GE Investment Distributors, Inc. Member NASD/SIPC This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

Investment Company Act file number: 811-04041

GEF-TOTAL-1 (05/05)

STATEMENT OF ADDITIONAL INFORMATION

February     , 2006

GE INVESTMENTS FUNDS, INC.

3001 Summer Street, Stamford, Connecticut 06905

For information, call 1.800.493.3042

• U.S. Equity Fund	• Europe Equity Fund

• S&P 500 Index Fund	• Emerging Markets Fund

• Premier Growth Equity Fund	• Income Fund

• Value Equity Fund	• Total Return Fund

• Mid-Cap Equity Fund	• Money Market Fund

• Small-Cap Value Equity Fund	• Real Estate Securities Fund

• International Equity Fund

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses of GE Investments Funds, Inc. (the “Company”) dated February     , 2006 (the “Prospectuses”), and should be read in conjunction with the Prospectuses. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectuses. Copies of the Prospectuses describing each series of the Company listed above (“Funds”) may be obtained without charge by calling the Company at the telephone number listed above.

The Company’s financial statements for the fiscal period ended December 31, 2004, and the Independent Auditor’s Report thereon, are incorporated herein by reference to the Company’s Annual Report. The Company’s financial statements (unaudited) for the semi-annual period ended June 30, 2005 are incorporated herein by reference to the Company’s Semi-Annual Report. Copies of the Annual Report and Semi-Annual Report may be obtained without charge by calling the Company at the telephone number listed above. Terms that are defined in the Prospectuses shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS AND PORTFOLIO HOLDINGS

This section discusses the principal investment objectives and principal strategies of the following Funds:

1.	U.S. Equity Fund, a diversified open-end fund
2.	S&P 500 Index Fund, a diversified open-end fund
3.	Premier Growth Equity Fund, a diversified open-end fund
4.	Value Equity Fund, a diversified open-end fund
5.	Mid-Cap Equity Fund, a diversified open-end fund
6.	Small-Cap Value Equity Fund, a diversified open-end fund
7.	International Equity Fund, a diversified open-end fund
8.	Europe Equity Fund, a diversified open-end fund
9.	Emerging Markets Fund, a diversified open-end fund
10.	Income Fund, a diversified open-end fund
11.	Total Return Fund, a diversified open-end fund
12.	Money Market Fund, a diversified open-end fund
13.	Real Estate Securities Fund, a diversified open-end fund

The principal investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of capital stock of the class related to that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions as well as the investment policies of each Fund are not fundamental and may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

There can be no assurance that any of the Funds will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the adviser (the “Investment Adviser”) to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments or real estate securities.

Principal Investment Objectives

U.S. Equity Fund. The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to the U.S., measured at the time of investment.

S&P 500 Index Fund. 1 The investment objective of the S&P 500 Index Fund is growth of capital and accumulation of income that corresponds to the investment return of the Standard and Poor’s 500 Composite Stock Index (the “Index”). The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in common stocks comprising that Index, measured at the time of investment.

Premier Growth Equity Fund. The investment objective of the Premier Growth Equity Fund is long-term growth of capital and future income rather than current income. The

[1]	The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration. marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in large and medium-sized companies that have above-average growth histories and/or growth potential.

Value Equity Fund. The investment objective of the Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of large capitalization companies that GE Asset Management Incorporated (“GEAM”), the Fund’s Investment Adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund (formerly named the Mid-Cap Value Equity Fund) is long term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of mid-cap companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The Fund defines a mid-cap company as one with a market capitalization that falls between (a) the lower of the bottom of the Russell MidCap Index or $1 billion and (b) the greater of the top of the Russell MidCap Index or $13 billion.

Small-Cap Value Equity Fund. The investment objective of the Small-Cap Value Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market but have solid growth prospects and that are traded on U.S. securities exchanges or in the U.S. over-the-counter market. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000 Index.

International Equity Fund. The investment objective of the International Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries, and under normal circumstances, at least 65% of the Fund’s assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Equity Fund, under normal market conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEAM to have a potential for superior growth in sales and earnings.

Europe Equity Fund. The investment objective of the Europe Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of companies located in developed European countries, measured at the time of investment.

Emerging Markets Fund. The investment objective of the Emerging Markets Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are located in emerging markets countries, as defined in the Prospectuses and measured at the time of investment.

Income Fund. The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of fixed income securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. This percentage limitation is measured at the time of investment. The Fund normally has a weighted average maturity of five to ten years.

Total Return Fund. The investment objective of the Total Return Fund is the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund seeks to achieve this objective by following an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time. GEAM has broad latitude in selecting the classes of investments to which the Total Return Fund’s assets are committed. Although the Total Return Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested primarily in a combination of equity and investment grade debt instruments.

Money Market Fund. The investment objective of the Money Market Fund is a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve this objective, by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following U.S. dollar denominated, short-term money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements. This percentage limitation is measured at the time of investment.

Real Estate Securities Fund. The investment objective of the Real Estate Securities Fund is maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, measured at the time of investment. The Fund does not invest directly in real estate.

The Real Estate Securities Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools) real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Real Estate Securities Fund generally invests in common stocks but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers principally engaged in or related to the real estate industry as well as publicly traded limited partnerships related to the real estate industry. In addition to these securities, the Fund may invest up to 20% of its total assets in equity and debt securities of issuers outside the real estate industry, including all securities and other investments that the Total Return Fund may invest in, such as debt securities and convertible preferred stock and convertible debt securities rated less than BBB by Standard and Poor’s or Baa by Moody’s. If held in the Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in “Investment Strategies and Risks” in this SAI. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in “Investment Strategies and Risks” in this SAI.

There are significant risks inherent in the investment objective and policies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems. Likewise, because of its objective of investing in the securities of issuers whose products and services are related to the real estate industry, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

Because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company. See “Dividends, Distributions and Taxes.”

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See “Investment Strategies and Risks” in this SAI for more information about REITs.

* * * * * * * * * * * *

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

The following tables summarize the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GEAM. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated technique.

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Investments	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
U.S. Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes
S&P 500 Index Fund	20%	Yes	No	Yes	No	Yes	Yes
Premier Growth Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes
Value Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes
Mid-Cap Equity Fund	10%	Yes	No	Yes	No	Yes	Yes
Small-Cap Value Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes
International Equity Fund	10%	Yes	No	Yes	No	Yes	Yes
Europe Equity Fund	33.33%	Yes	Yes	Yes	Yes	Yes	Yes
Emerging Markets Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes
Income Fund	33.33%	Yes	Yes	Yes	Yes	Yes	Yes
Total Return Fund	10%	Yes	No	Yes	Yes	Yes	Yes
Money Market Fund	10%	Yes	No	Yes	No	No	No
Real Estate Securities Fund	10%	Yes	No	Yes	Yes	Yes	Yes

	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in High Yield Securities	Maximum Investment in Foreign Securities	When-Issued and Delayed Delivery Securities
U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%*	Yes
S&P 500 Index Fund	Yes	No	No	20%	None	35%	Yes
Premier Growth Equity Fund	Yes	No	No	20%	5%	25%*	Yes
Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes
Mid-Cap Equity Fund	Yes	No	No	20%	15%	35%	Yes
Small-Cap Value Equity Fund	No	No	No	20%	10%	10%*	Yes
International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes
Europe Equity Fund	Yes	Yes	Yes	20%	15%	100%	Yes
Emerging Markets Fund	Yes	Yes	Yes	35%	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	100%	Yes
Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes
Total Return Fund	Yes	Yes	Yes	100%	30%	35%	Yes
Money Market Fund	No	No	No	100%	None	20%*	Yes
Real Estate Securities Fund	Yes	No	No	100%	35%	20%	Yes

*	This limitation excludes ADRs, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small-Cap Market.

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations
U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
S&P 500 Index Fund	Yes	No	No	Yes	Yes	No	Yes	No
Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Mid-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Small-Cap Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Europe Equity Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No
Emerging Markets Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No
Total Return Fund	Yes	No	Yes	Yes	Yes	No	Yes	No
Money Market Fund	Yes	No	Yes	No	Yes	No	Yes	No
Real Estate Securities Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

*	Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligation Components	Custodial Receipts on Municipal Obligations	Mortgage- Related Securities Including CMOs	Government Stripped Mortgage- Related Securities	Asset- and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
U.S. Equity Fund	Yes	No	No	Yes	No	No	No	Yes
S&P 500 Index Fund	No	No	No	Yes	No	No	No	Yes
Premier Growth Equity Fund	No	No	No	Yes	No	No	No	Yes
Value Equity Fund	No	No	No	Yes	No	No	No	Yes
Mid-Cap Equity Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes
Small-Cap Value Equity Fund	No	No	No	Yes	No	No	No	Yes
International Equity Fund	No	No	No	Yes	No	No	No	Yes
Europe Equity Fund	No	No	No	Yes	No	No	No	Yes
Emerging Markets Fund	No	No	No	Yes	No	No	No	Yes
Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes
Total Return Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Money Market Fund	No	No	No	Yes	No	Yes	No	No
Real Estate Securities Fund	No	No	No	Yes	Yes	Yes	Yes	Yes

Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Board determines present minimal credit risk and that are “Eligible Securities” at the time of acquisition by the Fund. “Eligible Securities” means securities rated by the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, four organizations are NRSROs: S&P, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Service, Inc. and Dominion Bank Ratings Service Limited. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission (“SEC”) under the 1940 Act. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, “Second Tier Securities”), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund’s total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEAM in accordance with procedures established by the Board. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 20% of the Fund’s total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market. The Company does not regard as a foreign security an Eligible Security issued by an issuer organized in the United States, even if affiliated with a foreign entity, or a dollar denominated Eligible Security issued by a foreign bank, with a branch in the United States. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Fund also may hold liquid 144A Securities (see “Restricted Securities and Other Illiquid Investments”).

Money Market Instruments. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the “Investment Fund”), described below, are as follows: (i) Government Securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% of its assets in the Investment Fund.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Investment Adviser1 determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund.

1	As used in this SAI, the term “Investment Adviser” shall refer to GEAM, the Funds’ investment adviser and administrator, Palisade Capital Management, L.L.C., sub-adviser to the Small-Cap Value Equity Fund, SSgA Funds Management, Inc., sub-adviser to the S&P 500 Index Fund and Seneca Capital Management, sub-adviser to the Real Estate Securities Fund.

Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund’s total assets.

Temporary Defensive Positions. During periods when the Investment Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Investment Adviser may assume, on behalf of a Fund (other than the S&P 500 Index Fund), a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the Investment Adviser to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. A Fund may also hold cash and/or invest in money market instruments under circumstances where the liquidation of a Fund has been approved by the Board and therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Equity Fund may invest in fixed income securities without limitation.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Investment Adviser as initial criteria for the selection of portfolio securities on behalf of the Funds, the Investment Adviser also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Investment Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Company’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for Federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including “Certificates for Automobile Receivables” (“CARsSM”) and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor’s return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds’ investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities, which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned corporation charted by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Investment Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayments of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, a

Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income-securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either period principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by GNMA, FHLMC or FNMA. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by the government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds, not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade in a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market exists for the securities at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FHLMC and FNMA mortgage certificates that meet certain liquidity criteria established by the Board, the Fund treats government stripped mortgage related securities as illiquid and will limit each of these Funds’ investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Adjustable Rate Mortgage-Related Securities. Certain Funds may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Fund invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called “pass-through” certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Investment Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Investment Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.

Certain Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Company’s custodian or a designated sub-custodian.

A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted Securities and Other Illiquid Investments. The Investment Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The S&P 500 Index Fund, Money Market Fund and Total Return Fund will each not purchase or otherwise acquire any investment, if as a result, more than 10% of its net assets (taken at current value) would be invested in illiquid investments. The International Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund, Real Estate Securities Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund and Emerging Markets Fund will each not purchase or otherwise acquire any investment, if as a result, more than 15% of its total assets (taken at current value) would be invested in illiquid investments. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the “1933 Act”).

The International Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund, Real Estate Securities Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund and Emerging Markets Fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Board or by the adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund’s holdings of those securities may become illiquid. Purchases by these Funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

Rule 144A Securities. Certain Funds may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. A Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors the Investment Adviser’s implementation of the standards and procedures.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued or delayed-delivery purchase commitments will be segregated with the Company’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund’s net asset value.

When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Foreign Investments. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publically traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Foreign Government Securities. Each of the Funds may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and the Funds may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

Supranational Agencies. Each Fund, except the S&P 500 Index Fund, may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank, which was chartered to finance development projects in developing member countries), the European Union, which is a twelve-nation organization engaged in cooperative economic activities and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Emerging Markets. The Total Return Fund, Income Fund, International Equity Fund, and Emerging Markets Fund may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. The S&P 500 Index Fund, U.S. Equity Fund, Premier Growth Equity Fund and Mid-Cap Equity Fund may invest up to 5% of their total assets in such securities. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds’ investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund, other than the Money Market Fund, may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund’s assets consist of investments quoted or denominated in a particular currency, the Fund’s exposure to adverse developments affecting the value of such currency will increase. The International Equity Fund often has substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, each Fund, other than the Money Market Fund, may engage in some or all of the foreign currency management practices described below. Each also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These Funds will incur costs in connection with conversions between various currencies.

Certain funds may utilize forward currency transactions such as engaging in a forward foreign currency exchange contract. For example, a Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to help protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of securities, but it does establish a rate of exchange that can be achieved in the future.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. Deposits or commissions may be involved, however. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Income Fund, U.S. Equity Fund, International Equity Fund and Total Return Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of these Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

The Income Fund, U.S. Equity Fund, International Equity Fund and Total Return Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Income Fund, U.S. Equity Fund, International Equity Fund and Total Return Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies. The International Equity Fund and Total Return Fund also may purchase and sell forward contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Funds.

Each of the Funds may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Company’s custodian will segregate cash or other liquid assets in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.

While the Income Fund, U.S. Equity Fund, International Equity Fund and Total Return Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. Likewise, to the extent that the International Equity Fund and Total Return Fund enter into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. These Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Total Return Fund and International Equity Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to the return on or increase in value of a basket of securities. Since swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions entered into for hedging purposes. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Fund’s assets taken at value (20% with respect to S&P 500 Index Fund, Mid-Cap Equity Fund, International Equity Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund). The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. If a Fund lends its portfolio securities, it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Company’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive a reasonable fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. When securities are loaned, voting rights typically are passed to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the shareholders of the Company and where it is feasible to recall the securities on a timely basis, GEAM may use its reasonable efforts to recall the loaned securities. GEAM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies. Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund’s total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

WEBS and Other Index-Related Securities. Certain Funds may invest in exchange traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of each Fund’s investment limitations.

Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (1) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Company’s custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Company’s custodian or with a designated sub-custodian, or (2) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Company’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Investment Adviser expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the NASD, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the Investment Adviser. Successful use by a Fund of options will depend on the Investment Adviser’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Investment Adviser desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the Commodity Futures Trading Commission (“CFTC”). Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counter party default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or CTFC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Futures and Options on Futures. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The CTFC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. In connection with the management of the Funds, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act. As a result of these CTFC rule changes, the Funds are no longer restricted in their ability to enter into futures transactions and options thereon under CTFC regulations. The Funds, however, continue to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Company’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Company’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Company intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular Federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Company nor the Investment Adviser can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Company nor the Investment Adviser can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Company monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Company would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

Municipal Leases. Included among Municipal Obligations in which a Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Adviser deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Adviser to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Adviser determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Investment Adviser for the purchase of debt securities. The Investment Adviser considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Company intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increase. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Portfolio Holdings.

The Funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the Funds’ portfolio holdings is in the best interest of the Funds’ shareholders in the manner described below. Various non-Fund advisory clients of GEAM may hold portfolio securities substantially similar to those held by the Funds. Although GEAM has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures contain different procedures and limitations than the policies and procedures that apply to the disclosure of the Funds’ portfolio holdings.

The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the Funds’ portfolio holdings as of fiscal quarter end are reported to the SEC, and posted to the Funds’ website, within 60 days after the end of the Funds’ first and third fiscal quarters so that they are available to any interested person.

The Funds’ portfolio holdings as of each month end are also publicly available at least 30 days after the month end, through www.gefunds.com or by calling 1-800-242-0134.

The Funds’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the Funds are served and the potential and actual conflicts of interest between the interests of Fund shareholders and those of the Funds’ affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the Funds, if: (1) done to further the interests of the Funds or (2) the disclosure is not expected to result in harm to the Funds (such harm could occur by permitting third parties to trade ahead of, or front run, the Funds or to effect trades in shares of the Funds with information about portfolio holdings that other potential investors do not have). For example, the Funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the Funds, or that assist GEAM in providing services to the Funds or in conducting its investment management business activities in general. In addition, certain institutional Fund clients may require portfolio holdings information more frequently in fulfillment of their fiduciary obligations. Potential and actual conflicts of interest between the Funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the Funds, which could legitimately serve the common interests of both the Funds and GEAM. However, selective disclosures should not be made for the benefit of GEAM or its affiliates without also considering whether the disclosure would be in the interests of the Funds or, at a minimum, result in no harm to the Funds.

In addition, a Fund may occasionally disclose very limited selected information about its portfolio subject to specific timing, content and other restrictions in the Funds’ policies and procedures, such as the disclosure of a current holding used to illustrate the investment style or strategy employed by the Fund.

The following conditions must be met in order to disclose Fund portfolio holdings before they are released to the public:

1. Any Senior Vice President or Vice President of GEAM’s Marketing and Client Services Legal department or GEAM’s General Counsel; (2) any Manager of GEAM’s Compliance department; and (3) the applicable Chief Investment Officer or other applicable senior management position, must analyze potential and actual conflicts of interest and must authorize the release of such information;

2. The recipient of the information must agree in writing to maintain the confidentiality of the information provided and not to trade on the basis of the information provided in any account over which it has influence or control, until the public release of the information. Alternatively, the recipient must be subject to professional or ethical obligations not to disclose or improperly use the information, such as would apply to independent public accounting firms and legal counsel; and

3. With respect to mutual fund investors, the disclosure is limited to month ending date information that is provided at least 15 days following the month end.

The Fund provides (as of the date of this SAI) the following entities portfolio holdings as of a date more frequent than month end and/or prior to 30 days following the month end:

Vendors:

•	State Street Bank, as both Custodian and the Funds’ Accountant (a complete list of portfolio holdings on a daily basis);

•	GE Capital International Services (GECIS), a GE subsidiary that performs certain administrative functions for the Funds (a complete list of portfolio holdings on a daily basis).

•	FactSet Research Systems, Inc., a provider of attribution and portfolio analysis (complete list of portfolio holdings on a daily basis).

•	Richards & Tierney, Inc. a consultant that provides attribution analysis (complete list of portfolio holdings typically monthly).

Neither the Funds nor GEAM receive separate compensation with respect to the selective disclosure of portfolio holdings from any recipient of such information.

Since the Funds recently adopted the foregoing policies and procedures, they have not yet obtained written acknowledgements from each of the above listed entities regarding maintaining confidentiality of the portfolio holdings and restrictions on their trading activities. The Funds will make reasonable efforts to work with these entities to implement the conditions described above. The Funds and GEAM will also periodically seek to determine whether any recipient of that portfolio information has effected transactions in Fund shares, in an effort to monitor whether there has been any misuse of that information contrary to the conditions imposed on its use. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion. Certain employees of GEAM may also have access to that non-public portfolio information, but those employees will normally be subject to a code of ethics and other policies and procedures intended to prevent misconduct.

The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures.

There can be no assurance that the Funds’ policies and procedures on disclosure of portfolio holdings will protect the Funds from misuse of such information by individuals or entities that come into possession of the information.

INVESTMENT RESTRICTIONS

Fundamental Restrictions for all Funds other than Value Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund, and Emerging Markets Fund

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change. Except where otherwise noted, each Fund may not:

1.	Issue senior securities except: (a) to the extent that borrowings under paragraph (10) below exceeding 5% may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of certain Funds in options and futures contracts.

2.	As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank). For purposes of this restriction, an issuer includes the government (including agencies and instrumentalities thereof) of any country other than the United States.

3.	For Funds other than Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer; or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money market instruments or bank repurchase agreements. The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not purchase more than 10% of the voting securities of any single issuer or more than 10% of the outstanding securities of any class of any single issuer, except that these restrictions do not apply to: (i) U.S. Government securities, or (ii) up to 25% of the total assets of these three Funds. For the purposes of these restrictions, a foreign government and its agencies and instrumentalities are treated as a single issuer.

4.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. For purposes of this restriction, the term industry includes (a) the government (including agencies and instrumentalities thereof) of any country other than the United States, and (b) any supranational entity (including agencies and instrumentalities thereof). This restriction does not apply to the Real Estate Securities Fund. Domestic banks and each foreign country’s banks are regarded as a separate industry.

5.	Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities including securities secured by a mortgage or a leasehold interest or other interest in real estate. A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

6.	Purchase securities which are subject to legal or contractual delays in or restrictions on resale. This restriction does not apply to the International Equity Fund, the Real Estate Securities Fund, Mid-Cap Equity Fund, Income Fund, U.S. Equity Fund or Premier Growth Equity Fund.

7.	Purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or (b) in connection with investments of Funds in options and futures contracts.

8.	Make loans, except as provided in (9) below and except through the purchase of obligations in private placements (the purchase of publicly traded obligations not being considered the making of a loan).

9.	Lend its portfolio securities in excess of 20% of its total assets (30% of total assets for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund), taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the Fund’s guidelines.

10.	Borrow amounts in excess of 10% (20% in the case of the S&P 500 Index Fund; 33.33% in the case of Income Fund, U.S. Equity Fund, Premier Growth Equity Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. For these purposes, the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund also may borrow via reverse repurchase agreements. The International Equity Fund, however, may borrow amounts up to an additional 10% of is net asset value from banks to increase is holdings of portfolio investments.

11.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in options and futures contracts.

12.	Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

13.	Invest more than 10% of its net assets (15% of total assets for the International Equity Fund, Real Estate Securities Fund, Mid-Cap Equity Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund) in repurchase agreements maturing in more than seven days and other illiquid investments.

Non-fundamental Restrictions for all Funds other than Value Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund, and Emerging Markets Fund

The Company has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board without shareholder approval. Under these restrictions, each Fund may not:

1.	Invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value, would be invested in such securities. This restriction is not applicable to the Total Return Fund, S&P 500 Index Fund, International Equity Fund, Mid-Cap Equity Fund, Income Fund and Premier Growth Equity Fund.

2.	Purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund’s assets would be invested in any one investment company, or more than a total of 10% of the Fund’s assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer’s commission or profit, other than customary broker’s commission, is involved, and so long as immediately thereafter not more than 10% of such Fund’s total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investment by the Funds in shares of GEI Short-Term Investment Fund as permitted by an exemptive order issued by the SEC.

3.	Purchase or sell interests in commodities, or commodity contracts, except that certain Funds may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

4.	Invest more than 30% (20% for the Real Estate Securities Fund) of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories assigned by Moody’s or Standard & Poor’s.

5.	The Money Market Fund may not invest more than 5% of its total assets (taken at amortized cost at the time of each investment) in the securities of any single issuer (including repurchase agreements with any one bank) except U.S. Government securities or repurchase agreements collateralized by such securities.

6.	The S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Mid-Cap Equity Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of is total assets.

7.	Make additional investments when borrowings (including reverse repurchase agreements) exceed 5% of is total assets. This restriction does not apply to the International Equity Fund.

8.	The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund holds the securities sold short or may obtain such securities (in an amount equal to the short position) without payment of any consideration.

Notes to Investment Restrictions for all Funds other than Value Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund, and Emerging Markets Fund

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction number 4, the Company may use the industry classifications reflected by the S&P 500 Composite Stock Price Index, if applicable at the time of determination. For all other portfolio holdings, the Company may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Company may select its own industry classifications, provided such classifications are reasonable.

Fundamental Restrictions for Value Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund, and Emerging Markets Fund

1.	No Fund may borrow money, except that the Funds may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

2.	No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3.	No Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4.	No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5.	No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. Domestic banks and each foreign country’s banks are regarded as a separate industry.

6.	No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

7.	No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

8.	No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9.	No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

10.	No Fund may invest in commodities except that each Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this SAI and in the Prospectus.

Non-Fundamental Restrictions for Value Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund, and Emerging Markets Fund

1.	No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that each Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures.

2.	No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

3.	No Fund may invest in companies for the purpose of exercising control or management.

4.	No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

5.	No Fund may purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

6.	No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

7.	No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

Notes to Investment Restrictions for all Funds other than Value Equity Fund, Small-Cap Value Equity Fund, Europe Equity Fund, and Emerging Markets Fund

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction No. 5, the Company may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Company may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Company may select its own industry classifications, provided such classifications are reasonable.

With respect to non-fundamental investment restriction No. 2, investments by the Funds in the Investment Fund is not considered an investment in another investment company for purposes of this restriction.

Non-Fundamental Restrictions for all Funds other than Total Return Fund

Each of the Funds, with the exception of the Total Return Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name. Each of the Funds will provide shareholders at least 60 days prior notice before any change in this non-fundamental policy.

PORTFOLIO TRANSACTIONS AND TURNOVER

Decisions to buy and sell securities for each Fund are made by the Investment Adviser, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The following table shows the amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in the Investment Adviser’s outlook.

Fund	Annual Brokerage Commissions Paid Year Ended December 31
	2005	2004	2003
U.S. Equity Fund	$	$87,038	$93,521
S&P 500 Index Fund	$	$38,121	$38,277
Premier Growth Equity Fund	$	$82,375	$96,955
Value Equity Fund	$	$30,987	$36,313
Mid-Cap Equity Fund	$	$327,344	$189,761
Small-Cap Value Equity Fund	$	$552,407	$518,037
International Equity Fund	$	$78,645	$47,166
Total Return Fund	$	$328,754	$113,724
Real Estate Securities Fund	$	$280,272	$124,025

The Funds have adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these procedures, in selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Adviser seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available to ensure best execution for any transaction, the Investment Adviser considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Adviser does not take into account a broker-dealer’s promotional or sales efforts on behalf of a Fund.

In addition, the investment advisory agreement between the Company and GEAM relating to each Fund authorizes the Investment Adviser, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Investment Adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Investment Adviser in servicing that Fund as well as all of the Investment Adviser’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal Securities Laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of transactions involved during the fiscal period ended December 31, 2005. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Amount of Transactions To Firms Providing Brokerage and Research Services	Amount of Commissions on Those Transactions
U.S. Equity Fund	$	$
Premier Growth Equity Fund	$	$
Value Equity Fund	$	$
Mid-Cap Equity Fund	$	$
Small-Cap Value Equity Fund	$	$
International Equity Fund	$	$
Total Return Fund	$	$

The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or the Investment Adviser is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

The Investment Adviser may select broker-dealers that are affiliated with the Company or the Investment Adviser. All brokerage commissions paid to affiliates will be fair and reasonable. The Company’s Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of the Investment Adviser, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.

The Funds, other than the Small-Cap Value Equity Fund and S&P 500 Index Fund, did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years. With respect to (i) the Small-Cap Value Equity Fund, brokerage commission payments were made to Palisade Capital Securities, L.L.C., an affiliate of the Small-Cap Value Equity Fund’s sub-adviser, for the fiscal years ended December 31, 2005, 2004 and 2003, in the amount of $            , $102,831 and $207,299, respectively; and (ii) the S&P 500 Index Fund, brokerage commission payments were made to State Street Global Advisors, an affiliate of the S&P 500 Index Funds’ sub-adviser, for the fiscal years ended December 31, 2005, 2004 and 2003, in the amount of $            , $8,675 and $27,963, respectively. In addition, for the fiscal year ended 2005 (i) Small-Cap Value Equity Fund paid             % of its brokerage commission to Palisade Capital Securities and Palisade executed             % of the total dollar amount of the Fund’s transactions involving the payment of commissions; and (ii) S&P 500 Index Fund paid             % of its brokerage commissions to State Street Global Advisors and State Street Global Advisors executed             % of the total dollar amount of the Fund’s transactions involving the payment of commissions.

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund’s securities (except those excluded from the calculation) were replaced once in a period of one year. Certain of the Fund’s investment strategies may result in the Fund having a high portfolio turnover rate. High portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs. The following table provides the portfolio turnover rates for each Fund (except the Money Market Fund) for the fiscal periods ended December 31, 2005 and December 31, 2004:

Fund	Portfolio Turnover Rate Period Ended 12/31/05	Portfolio Turnover Rate Period Ended 12/31/04
U.S. Equity Fund	%	30%
S&P 500 Index Fund	%	5%
Premier Growth Equity Fund	%	22%
Value Equity Fund	%	53%
Mid-Cap Equity Fund	%	78%
Small-Cap Value Equity Fund	%	101%
International Equity Fund	%	38%
Europe Equity Fund	N/A	N/A
Emerging Markets Fund	N/A	N/A
Income Fund	%	343%
Total Return Fund	%	141%
Money Market Fund	N/A	N/A
Real Estate Securities Fund	%	78%

The Investment Adviser does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund’s investment objective and policies. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown below. Turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements resulting from fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the Investment Adviser’s outlook.

Because short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund’s experiencing high portfolio turnover. Because purchases and sales of money market instruments usually are effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund paying higher brokerage commissions.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Board oversees the business affairs of the Company. The directors approve all significant agreements between the Company and the persons and companies that furnish services to the Funds, including agreements with the Funds’ Adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.

The name, address, positions held, principal occupation during the past five years, number of portfolios in fund complex overseen and other directorships held by each director and executive officer who is an “interested person” (as defined in the 1940 Act) and each non-interested director are shown below. Each person named as a director also may serve in a similar capacity for other Funds advised by GEAM. The executive officers of the Company are employees of organizations that provide services to the Funds. The business address of each Director and executive officer who is an “interested person” (as defined in the 1940 Act) is 3001 Summer Street, Stamford, Connecticut 06905.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael J. Cosgrove 55	Chairman of the Board and President	Until successor is elected and qualified – 8 years	Executive Vice President – Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company (“GE”)), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988	49	Chairman of the Board and President of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988.

Alan M. Lewis 58	Director and Executive Vice President	Until successor is elected and qualified – 5 years	Executive Vice President, General Counsel and Secretary of GEAM since 1987	49	Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Robert Herlihy 37	Treasurer	Until successor is elected and qualified – 3 years	Manager of Fund Administration at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP; from September 1998 to August 1999, a supervisor in the Investment Company Group at McGladrey & Pullen LLP; from June 1996 to September 1998, a manager of Audit Services at Condon O’Meara & Donnelly LLP; Treasurer of GE Institutional Funds, GE LifeStyle Funds, GE Investments Funds, Inc. since 2002; Assistant Treasurer of Elfun Funds and GE Savings & Security Funds since June 2002.	N/A	N/A

Matthew J. Simpson 44	Vice President and Secretary	Until successor is elected and qualified – 8 years	Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.	N/A	N/A

Jeanne M. LaPorta 39	Vice President and Assistant Secretary	Until successor is elected and qualified –1 year	Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997. Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.	N/A	N/A

Each of Michael J. Cosgrove, Alan M. Lewis, Robert Herlihy, Matthew J. Simpson and Jeanne M. LaPorta are deemed “interested persons” by virtue of their status as directors, officers or employees of GEAM, GEID and/or GE.

NON-INTERESTED DIRECTORS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John R. Costantino c/o GEAM 3001 Summer St. Stamford, CT 06905 58	Director	Until successor is elected and qualified – 8 years	Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.	41	Trustee of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997.

William J. Lucas c/o GEAM 3001 Summer St. Stamford, CT 06905 57	Director	Until successor is elected and qualified – 8 years	Vice President and Treasurer of Fairfield University since 1983.	41	Trustee of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997.

Robert P. Quinn c/o GEAM 3001 Summer St. Stamford, CT 06905 68	Director	Until successor is elected and qualified – 8 years	Retired since 1983 from Salomon Brothers Inc.;	41	GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997.

The non-interested directors are members of the Fund’s Audit Committee and Governance Committee. The Audit Committee evaluates and selects the Fund’s independent auditors. The Audit Committee meets with the Fund’s independent auditors to review the scope and cost of the Fund’s audit and reviews the report, addresses any issues with the independent auditors, approves all significant services to be performed by the independent auditors and to consider the possible effect of such services on their independence. During the prior fiscal year, the Audit Committee held              meetings.

The Governance Committee selects and nominates person(s) for election or appointment as directors including independent directors and directors who are interested persons of the Company, reviews the compensation payable to the independent directors and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board and makes recommendations with respect thereto, selects independent counsel to the independent directors and consults with independent counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. During the prior fiscal year, the Governance Committee held              meetings.

Listed below for each Director is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the GE Family of Funds as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities in GE Investments Funds, Inc.	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Director in Family of Of Investment Companies
Michael J. Cosgrove	$	$
Alan M. Lewis	$	$
John R. Costantino	$	$
William J. Lucas	$	$
Robert P. Quinn	$	$

The following table lists for each non-interested Director and his immediate family members as of December 31, 2005, each class of securities owned beneficially or of record in GEAM and GEID or any entity directly or indirectly, controlling, controlled by, or under common control with GEAM or GEID, including the General Electric Company.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percent of Class
John R. Costantino		_____
William J. Lucas		_____
Robert P. Quinn		_____

No employee of GE or any of its affiliates receives any compensation from the Company for acting as a Director or officer of the Company. Each Director of the Company who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, receives an annual fee of $             for services as Director of the Company together with services as a director/trustee of certain other investment companies managed by GEAM, which fee will be allocated proportionately among those companies based upon total assets. In addition, each Director receives: (i) $             for attendance at each in-person meeting; (ii) $             for attendance at each telephonic meeting; and (iii) $             for attendance at each meeting of the audit committee.

Total Director’s Compensation for fiscal period ended December 31, 2004 from
Name of Director	The Company		Investment Companies Managed by GEAM
Michael J. Cosgrove		None		None	+
Alan M. Lewis		None		None	+
John R. Costantino	$		$		++
William J. Lucas	$		$		++
Robert P. Quinn	$		$		++

+	As of December 31, 2005, Mr. Cosgrove and Mr. Lewis served as Trustee or Director of twelve investment companies advised by GEAM. They are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.
++	As of December 31, 2005, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEAM and the compensation is for their services as Trustees or Directors of these companies. As of December 31, 2005, Mr. Costantino also received a $ annual fair valuation committee participation fee.

Investment Adviser and Administrator

GEAM serves as the Company’s investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is located at 3001 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE’s businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM, also provides investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Income Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1927. As of December 31, 2005, GEAM had approximately $             billion of assets under management, of which more than $             billion was invested in mutual funds.

Personnel of each of the Funds, GEAM, GE Investment Distributors, Inc. and each sub-adviser are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act (and also pursuant to Rule 204A-1 under the Advisers Act with respect to GEAM), which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held in the particular portfolios of the Company, if they follow procedures outlined in the code.

GEAM Investment Advisory and Administration Agreements. The duties and responsibilities of GEAM are specified in investment advisory and administration agreements (the “advisory agreements”) between GEAM and the Company on behalf of each Fund. Under the advisory agreements, GEAM, subject to the supervision of the Board, provides a continuous investment program for each Fund’s assets, including investment research and management. GEAM determines from time to time what investments are purchased, retained or sold by the Funds and places purchase and sale orders for the Funds investments. GEAM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEAM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEAM, as administrator, also: (1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company’s registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the Board to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

GEAM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under the advisory agreements. The advisory agreements obligate GEAM to provide services in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Company’s current registration statement, as amended from time to time, and to keep the Company informed of developments materially affecting each Fund, including furnishing the Company with whatever information and reports that the Board reasonably request.

Other than those expenses expressly assumed by GEAM, as described above, each Fund is responsible under the advisory agreement relating to it for paying all expenses incurred in its operations and all of the Company’s general administrative expenses allocated to it. These include, but are not limited to: (1) share redemption expenses, (2) shareholder servicing costs, (3) expenses of any shareholder servicing plans or distribution plans adopted by the Board, (4) custody expenses, (5) transfer agency and recordkeeping expenses, (6) brokerage fees and commissions, (7) taxes, (8) federal and state registration fees, (9) expenses of preparing, printing and distributing prospectuses to regulators and existing shareholders, (10) expenses of shareholder and Board meetings, (11) fees of disinterested directors, (12) expenses of preparing and distributing proxy materials, (13) fees of parties unaffiliated with GEAM for valuing portfolio securities and computing net asset values for Funds, (14) legal fees, (15) auditors fees, (16) insurance premiums, and (17) membership dues in industry associations.

The advisory agreements permit GEAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEAM’s responsibilities under one or more of the advisory agreements. In this event, GEAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement.

The advisory agreements provide that GEAM may render similar advisory and administrative services to other clients so long as when Funds or any other clients served by GEAM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund, the services that it provides under the agreements are not impaired thereby. The advisory agreements also provide that GEAM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEAM’s services pursuant to the agreements, except for (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements, and (2) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

Each advisory agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board, or (b) the vote of a majority of the relevant Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a vote of the majority of the directors who are not parties to the agreement or interested persons (as that term is defined in the 1940 Act) of any party to the agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreements are not assignable and each may be terminated without penalty by either the Company or GEAM upon no more than sixty days nor less than thirty days written notice to the other or by the Board of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

The agreements governing the investment advisory services furnished to the Company by GEAM provide that, if GEAM ceases to act as the investment adviser to the Company, at GEAM’s request, the Company’s license to use the initials “GE” will terminate and the Company will change the name of the Company and the Funds to a name not including the initials “GE.”

In considering whether to approve the investment advisory and sub-advisory agreements, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by the Investment Adviser and the sub-advisers at the Board’s request. The factors considered, and related conclusions by the Board and the independent directors, addressed the following topics:

(a) The nature, extent and quality of services to be provided by the Investment Adviser and the sub-advisers: The Board reviewed the past services provided by the Investment Adviser and the sub-advisers, and the independent directors concurred that the Investment Adviser and the sub-advisers provide high quality advisory services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds.

(b) The investment performance of the Funds, the Investment Adviser and the sub-advisers: The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds compared to relevant securities indexes and various peer groups of mutual funds prepared by Lipper Inc. with respect to various periods. The Board and the independent directors concluded that each Fund’s performance was acceptable over the relevant periods, particularly from a longer term perspective, which the Board believes is most relevant.

(c) The costs of the services to be provided and profits to be realized by the Investment Adviser and its affiliates (and the sub-advisers) from their relationships with the Funds: The Board did not find that the level of profitability to the Investment Adviser was unreasonable or excessive for any Fund.

(d) The extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors: The independent directors did not disagree with the Investment Adviser’s assertion that the comparatively lower fees it has charged to the Funds since inception means that the Investment Adviser already is sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Funds when newer. The Board recognized the benefits to the Funds of the Investment Adviser’s past investment in the Funds’ operations (through those lower fees and through subsidies of operating expenses) and that the Investment Adviser has not yet fully recouped that investment.

The Board and the independent directors considered other actual and potential financial benefits to the Investment Adviser and the sub-advisers in concluding that the contractual advisory and sub-advisory fees are reasonable for the Funds. The Board and the independent directors separately concluded that the renewal of each advisory and sub-advisory agreement was in the best interest of the shareholders of each affected Fund.

Advisory Fee Rates.

Method of Calculating Advisory Fees. For its services to each Fund, GEAM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Funds and paid to GEAM monthly. These fees are based on the average daily net assets of each Fund at the following annual rates:

U.S. Equity Fund	0.55%
S&P 500 Index Fund	0.35%
Premier Growth Equity Fund	0.65%
Value Equity Fund	0.65%
Mid-Cap Equity Fund	0.65%
Small-Cap Value Equity Fund	0.80%
International Equity Fund	1.00% first $100,000,000 0.95% next $100,000,000 0.90% over $200,000,000
Europe Equity Fund	1.15%
Emerging Markets Fund	1.30%
Income Fund	0.50%
Total Return Fund[1]	0.50% first $100,000,000 0.45% next $100,000,000 0.40% next $100,000,000 0.35% next $100,000,000 0.30% over $400,000,000
Money Market Fund	0.50% first $100,000,000 0.45% next $100,000,000 0.40% next $100,000,000 0.35% next $100,000,000 0.30% over $400,000,000
Real Estate Securities Fund	0.85% first $100,000,000 0.80% next $100,000,000 0.75% over $200,000,000

[1]	Pursuant to an expense limitation agreement with the Total Return Fund, GEAM has agreed to limit total operating expenses charged to Total Return Fund assets attributable to its Class 1, Class 2, Class 3 and Class 4 shares (excluding class specific expenses such as Investor Service Plan fees and Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Total Return Fund’s business) to 0.32% of the average daily net assets of the Total Return Fund attributable to such shares, in each case on an annual basis, in each case on an annual basis. Under the expense limitation agreement, this expense limitation will continue until April 30, 2009, unless extended or sooner terminated. The expense limitation agreement will terminate upon (1) termination of the management agreement, or by the Total Return Fund without payment of penalty upon sixty (60) days written notice to GEAM. The expense limitation agreement can only be changed with the approval of both the Total Return Fund and GEAM.

Advisory Fees Paid.

Total Annual Advisory Fees Paid. This table shows the total dollar amounts of advisory fees that each Fund paid to the Adviser for each of the last three fiscal years ending on December 31:

	2005		2004	2003
U.S. Equity Fund	$		$614,864	$559,531
S&P 500 Index Fund	$		$1,843,425	$1,737,924
Premier Growth Equity Fund	$		$900,551	$699,352
Value Equity Fund	$		$217,637	$201,084
Mid-Cap Equity Fund	$		$1,465,387	$1,244,539
Small-Cap Value Equity Fund	$		$373,464	$531,696
International Equity Fund	$		$477,212	$350,711
Europe Equity Fund		N/A	N/A	N/A
Emerging Markets Fund		N/A	N/A	N/A
Income Fund	$		$752,156	$1,103,460
Total Return Fund	$		$1,469,974	$700,081
Money Market Fund	$		$1,557,026	$2,161,214
Real Estate Securities Fund	$		$480,511	$637,625

Current Sub-Advisers

SSgA Funds Management, Inc. (SSgA FM). GEAM has retained SSgA FM to provide day-to-day portfolio management to the S&P 500 Index Fund. SSgA FM is one of the State Street Global Advisors companies (“State Street Global Advisors”) which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM is a newly formed entity which, as a result of a change in Federal law, succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of December 31, 2005, SSgA FM had approximately $             billion in assets under management, and State Street Global Advisors had over $             trillion in assets under management. For fiscal years ended December 31, 2005, 2004 and 2003, sub-advisory fees of $            , $216,571 and $188,965, respectively, were paid to SSgA FM

Seneca Capital Management (Seneca). GEAM has retained Seneca as sub-adviser for the Real Estate Securities Fund. Seneca is a majority owned subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix”). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). PNX is a publicly traded company listed on the New York Stock Exchange. Seneca is located at 909 Montgomery Street, San Francisco, CA 94133. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of December 31, 2005, Seneca managed approximately $             billion in equity, fixed-income and REIT assets. For fiscal years ended December 31, 2005, 2004 and 2003, sub-advisory fees of $            , $480,511 and $318,812, respectively, were paid to Seneca.

Palisade Capital Management, L.L.C. (Palisade). GEAM has retained Palisade as sub-adviser to the Small-Cap Value Equity Fund. Palisade is located at One Bridge Plaza, Fort Lee, New Jersey 07024 and has managed the Small-Cap Value Equity Fund since its inception. Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. Palisade also sub-advises other small-cap value equity portfolios offered by different GE mutual funds. As of December 31, 2005, Palisade managed various institutional and private accounts with total assets in excess of $             billion. For fiscal years ended December 31, 2005, 2004 and 2003, sub-advisory fees of $            , $388,350 and $277,457, respectively, were paid to Palisade.

Sub-Advisory Agreements

Seneca is the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreement with GEAM effective July 24, 1997. This investment sub-advisory agreement was approved by the Board (including a majority of the independent directors) at a meeting held for that purpose on June 4, 1997 and by the Fund’s shareholders on July 23, 1997.

Prior to May 1, 2001, State Street Bank and Trust Company, acting through its State Street Global Advisors division was the investment sub-adviser to the S&P 500 Index Fund pursuant to an investment sub-advisory agreement with GEAM effective July 24, 1997. This investment sub-advisory agreement was approved by the Board, including a majority of independent directors, at a meeting held for that purpose on June 4, 1997 and by the Fund’s shareholders on July 23, 1997.

Effective May 1, 2001, SSgA FM is the investment sub-adviser to the S&P 500 Index Fund pursuant to an investment sub-advisory agreement with GEAM. This investment sub-advisory agreement was approved by the Board, including a majority of independent directors, at a meeting held for that purpose on April 20, 2001.

Palisade is the investment sub-adviser to the Small-Cap Value Equity Fund pursuant to an investment sub-advisory agreement with GEAM effective May 1, 1999.

The investment sub-advisory agreements are not assignable and each may be terminated without penalty by either the sub-adviser or GEAM upon sixty days written notice to the other or by the Board or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

The investment sub-advisory agreements each provide that the subadviser may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The investment sub-advisory agreements also provide that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or is shareholders or by GEAM in connection with is services pursuant to the agreements, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of is duties or by reason of reckless disregard of is duties or obligations under the agreements.

Sub-Advisory Fee Rates.

Calculation of Sub-Advisory Fees. For their services, GEAM pays SSgA FM, Seneca and Palisade monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEAM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages, at the following annual rates:

SSgA FM (S&P 500 Index Fund)	0.05% first $100,000,000 0.04% next $200,000,000 0.03% over $300,000,000

Seneca (Real Estate Securities Fund)	0.425% first $100,000,000 0.400% next $100,000,000 0.375% over $200,000,000

Palisade (Small-Cap Value Equity Fund)	0.450% first $25,000,000 0.400% next $50,000,000 0.375% next $100,000,000 0.350% over $175,000,000

Service Arrangements

GE Capital International Services (“GECIS”), an affiliate of GEAM provides the Funds with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24f-2, as well as certain tax reporting and accounting oversight. The Funds pay GECIS an annual fee for their services that is allocated pro rata among the Funds based on net assets. The amounts paid by the Funds for the services provided by GECIS for the following years ended December 31, were as follows:

Fund	2005	2004	2003
U.S. Equity Fund	$	$1,453	$1,832
S&P 500 Index Fund	$	$7,331	$8,789
Premier Growth Equity Fund	$	$1,783	$2,146
Value Equity Fund	$	$478	$703
Mid-Cap Equity Fund	$	$2,005	$4,052
Small-Cap Value Equity Fund	$	$1,184	$1,184
International Equity Fund	$	$538	$652
Income Fund	$	$2,494	$5,814
Total Return Fund	$	$2,597	$2,969
Money Market Fund	$	$5,494	$13,649
Real Estate Securities Fund	$	$1,203	$1,738

Investor Services Plan – Class 1 Shares

The Company has adopted an Investor Services Plan (the “Services Plan”) with respect to Class 1 shares of the Total Return Fund. The Services Plan was not adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Services Plan, the Company may compensate insurance companies (“Insurers”) issuing variable annuity contracts (“Contracts”) and/or variable life insurance policies (“Policies”) that offer Class 1 shares of the Total Return Fund as an investment option or other parties that have entered into an Investor Services Agreement with the Company pursuant to which the Insurer or other party has agreed to perform certain investor services specified therein necessary to administer the Contracts and Policies (including account maintenance, record keeping services and administrative services) and to facilitate the Company’s provision of services to investors in Class 1 shares. The Services Plan provides that during any fiscal year, the amount of compensation paid under the Investor Service Plan by the Total Return Fund’s Class 1 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to such shares.

The Services Plan was adopted by the Board on             , and therefore, no amounts were paid under the Services Plan during the past three fiscal years. The Services Plan will continue in effect with respect to Class 1 shares of the Total Return Fund from year to year so long as such continuance is approved annually by the Board. Each Investor Services Agreement remains in effect for successive one-year periods unless otherwise terminated (1) upon mutual agreement of GEAM and the Insurer, (2) by either GEAM or the Insurer at the end of any one-year term by written notice to the other party at least 30 days before the end of such term, and (3)

automatically upon the termination of the participation agreement between the Company and the Insurer pursuant to which the shares of the Total Return Fund are offered to separate accounts of the Insurer or upon the termination of the Services Plan.

Distribution and Service (12b-1) Plans – Class 2, Class 3 and Class 4 Shares

The Company has adopted a Distribution and Service Plan under Rule 12b-1 under the 1940 Act with respect to Class 2, Class 3 and Class 4 shares of the Total Return Fund (each, a “12b-1 Plan”), pursuant to which the Company may compensate GE Investment Distributors, Inc. (“GEID”), the Company’s principal underwriter, for providing the sales services and investor services (including account maintenance, record keeping services and administrative services) specified therein up to the following rates of the average daily net assets of the Total Return Fund attributable to its Class 2, Class 3 and Class 4 shares: Class 2 – 0.25%, Class 3 – 0.30%, and Class 4 – 0.45%. GEID has agreed to provide such sales services and investor services to Class 2, Class 3 and Class 4 shares of the Total Return Fund pursuant to the terms of the Distribution Agreement between the Company and GEID with respect to such shares. Furthermore, GEID has engaged Capital Brokerage Corporation (“CBC”), the principal underwriter/distributor of the Contracts and Policies indirectly invested in Class 2, Class 3 and Class 4 shares of the Total Return Fund, to provide such sales services and investor services pursuant to the terms of the Fund Marketing and Investor Service Agreement between GEID and CBC.

Because the inception date for Class 2, Class 3 and Class 4 shares was             , no amounts were paid under the 12b-1 Plans with respect to such Classes during the past three fiscal years. Each 12b-1 Plan will continue in effect with respect to its applicable class of shares of the Total Return Fund from year to year so long as such continuance is approved annually by the Board and by those directors who are not “interested persons” (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan (the “Independent Directors”). Each 12b-1 Plan may be terminated with respect to its applicable class of shares at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding shares of such class.

Administrative Services Agreement – Total Return Fund

GEAM has entered into an Administrative Services Agreement with Insurers offering variable annuity contracts and variable life insurance policies invested in the Total Return Fund pursuant to which the Insurer has agreed to provide certain services in the nature of “personal service and/or the maintenance of shareholder accounts” as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein to GEAM, the Company and the Total Return Fund. To compensate the Insurers for providing such administrative services, GEAM has agreed to pay the Insurers an amount equal to 0.05% of the average daily net assets attributable to the Total Return Fund. The Administrative Services Agreement remains in effect for successive one-year periods unless otherwise terminated. The Administrative Services Agreement may be terminated (1) upon mutual agreement of GEAM and the Insurer, (2) either GEAM or the Insurer at the end of any one-year term by written notice to the other party at least 30 days before the end of such term, and (3) automatically upon the termination of the participation agreement between the Company and the Insurer pursuant to which the shares of the Total Return Fund are offered to separate accounts of the Insurer.

Portfolio Managers – Other Accounts Managed

The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectuses who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of a Fund’s securities owned by each such Fund’s portfolio manager, if any. Where a Fund is managed by a Sub-Adviser, the Sub-Adviser is set forth beside the Fund’s name in the table below. All information is provided as of December 31, 2005.

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
U.S. Equity Fund

Christopher D. Brown	7 Other Registered Investment Companies with $3,358,100,000 in total assets managed.[1]	3 Pooled Investment Vehicles with $187,300,000 in total assets managed.[1]	24 Other Accounts with $6,192,100,000 in total assets managed, of which the fee for 2 accounts with $74,100,000 in total assets is based on the performance of the accounts.[1]	None

Stephen V. Gelhaus	6 Other Registered Investment Companies with $2,892,600,000 in total assets managed.[1]	2 Pooled Investment Vehicles with $148,700,000 in total assets managed.[1]	24 Other Accounts with $7,561,800,000 in total assets managed, of which the fee for 2 accounts with $74,100,000 in total assets is based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
U.S. Equity Fund

Paul C. Reinhardt	6 Other Registered Investment Companies with $2,892,600,000 in total assets managed.[1]	2 Pooled Investment Vehicles with $148,000,000 in total assets managed.[1]	23 Other Accounts with $6,950,200,000 in total assets managed, of which the fee for 2 accounts with $74,100,000 in total assets is based on the performance of the accounts.[1]	None

Richard L. Sanderson	5 Other Registered Investment Companies with $2,163,200,000 in total assets managed.[1]	5 Pooled Investment Vehicles with $171,600,000 in total assets managed.[1]	23 Other Accounts with $4,869,200,000 in total assets managed, of which the fee for 2 accounts with $22,300,000 in total assets is based on the performance of the accounts.[1]	None

S&P 500 Index Fund (Sub-Advised by SSgA)

David Chin	5 Other Registered Investment Companies with $640,099,890 in total assets managed.	16 Pooled Investment Vehicles with $20,900,000,000 in total assets managed.	9 Other Accounts with $12,800,000,000 in total assets managed.	None

Michael Feehily	3 Other Registered Investment Companies with $7,299,890,000 in total assets managed.	4 Pooled Investment Vehicles with $14,500,000,000 in total assets managed.	8 Other Accounts with $10,000,000,000 in total assets managed.	None

James May	5 Other Registered Investment Companies with $60,099,890,000 in total assets managed.	3 Pooled Investment Vehicles with $91,300,000,000 in total assets managed.	16 Other Accounts with $26,600,000,000 in total assets managed.	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
S&P 500 Index Fund (Sub-Advised by SSgA)

Tom Rawlings	4 Other Registered Investment Companies with $680,099,890 in total assets managed.	10 Pooled Investment Vehicles with $15,100,000,000 in total assets managed.	20 Other Accounts with $2,300,000,000 in total assets managed.	None

Karl Schneider	4 Other Registered Investment Companies with $2,499,890,000 in total assets managed.	12 Pooled Investment Vehicles with $17,400,000,000 in total assets managed.	9 Other Accounts with $6,400,000,000 in total assets managed.	None

Premier Growth Equity Fund

David B. Carlson	5 Other Registered Investment Companies with $4,222,200,000 in total assets managed.	0 Pooled Investment Vehicles with $0 in total assets managed.	22 Other Accounts with $3,052,200,000 in total assets managed.[1]	None

Value Equity Fund

Paul C. Reinhardt	6 Other Registered Investment Companies with $2,911,800,000 in total assets managed.[1]	2 Pooled Investment Vehicles with $148,700,000 in total assets managed.[1]	23 Other Accounts with $6,950,200,000 in total assets managed, of which the fee for 2 accounts with $74,100,000 in total assets is based on the performance of the accounts.[1]	None

Stephen V. Gelhaus	6 Other Registered Investment Companies with $2,911,800,000 in total assets managed.[1]	2 Pooled Investment Vehicles with $148,700,000 in total assets managed.[1]	24 Other Accounts with $7,561,800,000 in total assets managed, of which the fee for 2 accounts with $74,100,000 in total assets is based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Mid-Cap Equity Fund

Diane M. Wehner	0 Other Registered Investment Companies with $0 in total assets managed.	0 Pooled Investment Vehicles with $0 in total assets managed.	1 Other Account with $607,600,000 in total assets managed.	None

Small-Cap Value Equity Fund (Sub-Advised by Palisade)

Jack Feiler	2 Other Registered Investment Companies with $356,113,792 in total assets managed.	21 Pooled Investment Vehicles with $1,433,638,150 in total assets managed, of which the fee for 1 account with $27,651,932 in total assets is based on the performance of the account.	195 Other Accounts with $304,542,476 in total assets managed, of which the fees for 2 accounts with $9,276,146 in total assets are based on the performance of the accounts.	None

Jeffrey Schwartz	2 Other Registered Investment Companies with $356,113,792 in total assets managed.	5 Pooled Investment Vehicles with $719,411,281 in total assets managed.	1 Other Account with $28,160,029 in total assets managed.	None

Dennison Veru	2 Other Registered Investment Companies with $356,113,792 in total assets managed.	6 Pooled Investment Vehicles with $747,063,213 in total assets managed, of which the fee for 1 account with $27,651,932 in total assets is based on the performance of the account.	43 Other Accounts with $94,223,060 in total assets managed, of which the fees for 2 accounts with $9,276,146 in total assets are based on the performance of the accounts.	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
International Equity Fund

Brian Hopkinson	3 Other Registered Investment Companies with $186,400,000 in total assets managed.[1]	6 Pooled Investment Vehicles with $515,700,000 in total assets managed.[1]	15 Other Accounts with $1,768,100,000 in total assets managed, of which the fees for 2 accounts with $45,900,000 in total assets are based on the performance of the accounts.[1]	None

Ralph R. Layman	13 Other Registered Investment Companies with $390,800,000 in total assets managed.[1]	5 Pooled Investment Vehicles with $483,800,000 in total assets managed.[1]	14 Other Accounts with $2,006,700,000 in total assets managed, of which the fees for 2 accounts with $45,900,000 in total assets are based on the performance of the accounts.[1]	None

Jonathan L. Passmore	4 Other Registered Investment Companies with $186,400,000 in total assets managed.[1]	5 Pooled Investment Vehicles with $483,800,000 in total assets managed.[1]	13 Other Accounts with $1,760,500,000 in total assets managed, of which the fees for 2 accounts with $45,900,000 in total assets are based on the performance of the accounts.[1]	None

Michael J. Solecki	4 Other Registered Investment Companies with $186,400,000 in total assets managed.[1]	5 Pooled Investment Vehicles with $483,800,000 in total assets managed.[1]	15 Other Accounts with $1,924,900,000 in total assets managed, of which the fees for 2 accounts with $45,900,000 in total assets are based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
International Equity Fund

Judith A. Studer	9 Other Registered Investment Companies with $186,400,000 in total assets managed.[1]	5 Pooled Investment Vehicles with $483,800,000 in total assets managed.[1]	14 Other Accounts with $1,759,700,000 in total assets managed, of which the fees for 2 accounts with $45,900,000 in total assets are based on the performance of the accounts.[1]	None

Europe Equity Fund

Paul Nestro	0 Other Registered Investment Companies with $0 in total assets managed.	0 Pooled Investment Vehicles with $0 in total assets managed.	3 Other Accounts with $976,700,000 in total assets managed.	None

Michael J. Solecki	4 Other Registered Investment Companies with $197,500,000 in total assets managed.[1]	5 Pooled Investment Vehicles with $483,800,000 in total assets managed.[1]	15 Other Accounts with $1,924,900,000 in total assets managed, of which the fees for 2 accounts with $45,900,000 in total assets are based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Emerging Markets Fund

Tory Brent Jones	0 Other Registered Investment Companies with $0 in total assets managed.[1]	1 Pooled Investment Vehicle with $258,600,000 in total assets managed.[1]	2 Other Accounts with $122,600,000 in total assets managed.[1]	None

Conrad Saldanha	0 Other Registered Investment Company with $0 in total assets managed.	0 Pooled Investment Vehicles with $0 in total assets managed.	6 Other Accounts with $434,800,000 in total assets managed.[1]	None

Ping Zhou	0 Other Registered Investment Companies with $0 in total assets managed.[1]	1 Pooled Investment Vehicle with $258,600,000 in total assets managed.[1]	4 Other Accounts with $247,700,000 in total assets managed.[1]	None

Income Fund

Alfredo Chang	4 Other Registered Investment Companies with $0 in total assets managed.[2]	0 Pooled Investment Vehicles with $0 in total assets managed.	1 Other Account with $169,000,000 in total assets managed.	None

Paul M. Colonna	10 Other Registered Investment Companies with $3,843,690,000 in total assets managed.	12 Pooled Investment Vehicles with $19,775,110,000 in total assets managed.[1]	5 Other Accounts with $149,640,000 in total assets managed.[1]	None

Mark Delaney	4 Other Registered Investment Companies with $859,200,000 in total assets managed.[1]	2 Pooled Investment Vehicles with $1,802,900,000 in total assets managed.[1]	6 Other Accounts with $333,500,000 in total assets managed.[1]	None

Eric H. Gould	5 Other Registered Investment Companies with $281,500,000 in total assets managed.[1]	11 Pooled Investment Vehicles with $13,554,200,000 in total assets managed.[1]	4 Other Accounts with $50,500,000 in total assets managed.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Income Fund

William M. Healey	7 Other Registered Investment Companies with $1,087,700,000 in total assets managed.[1]	2 Pooled Investment Vehicles with $2,135,400,000 in total assets managed.[1]	6 Other Accounts with $449,800,000 in total assets managed.[1]	None

Vita Marie Pike	4 Other Registered Investment Companies with $0 in total assets managed.[1,2]	6 Pooled Investment Vehicles with $2,089,300,000 in total assets managed.[1]	2 Other Accounts with $23,900,000 in total assets managed.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Total Return Fund

Christopher D. Brown	7 Other Registered Investment Companies with $3,414,400,000 in total assets managed.[1]	3 Pooled Investment Vehicles with $187,300,000 in total assets managed.[1]	24 Other Accounts with $6,192,100,000 in total assets managed, of which the fee for 2 accounts with $74,100,000 in total assets is based on the performance of the accounts.[1]	None

Paul M. Colonna	10 Other Registered Investment Companies with $3,856,390,000 in total assets managed.	12 Pooled Investment Vehicles with $19,775,110,000 in total assets managed.[1]	5 Other Accounts with $149,640,000 in total assets managed.[1]	None

Ralph R. Layman	13 Other Registered Investment Companies with $314,300,000 in total assets managed.[1]	5 Pooled Investment Vehicles with $483,800,000 in total assets managed.[1]	14 Other Accounts with $2,006,700,000 in total assets managed, of which the fees for 2 accounts with $45,900,000 in total assets are based on the performance of the accounts.[1]	None

Real Estate Securities Fund (Sub-Advised by Seneca)

Gail P. Seneca	1 Other Registered Investment Company with $31,890,000 in total assets managed.	0 Pooled Investment Vehicles with $0 in total assets managed.	0 Other Accounts with $0 in total assets managed.	None

Albert J. Gutierrez	3 Other Registered Investment Companies with $148,300,000 in total assets managed.	7 Pooled Investment Vehicles with $1,380,540,000 in total assets managed, of which the fees for 2 accounts with $84,400,000 in total assets are based on the performance of the accounts.	341 Other Accounts with $6,399,000,000 in total assets managed.	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Real Estate Securities Fund (Sub-Advised by Seneca)

Michael P. White	1 Other Registered Investment Company with $31,890,000 in total assets managed.	0 Pooled Investment Vehicles with $0 in total assets managed.	0 Other Accounts with $0 in total assets managed.	None

Warren H. Goodrich	1 Other Registered Investment Company with $31,890,000 in total assets managed.	4 Pooled Investment Vehicles with $1,154,300,000 in total assets managed.	0 Other Accounts with $0 in total assets managed.	None

[1]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
[2]	Although the portfolio manager was a member of the portfolio management teams for the Other Registered Investment Companies as of December 31, 2004, he/she was not actively managing any assets in such Registered Investment Companies as of that date. As of March 31, 2005, he/she managed approximately $3,150,000,000 in total assets of the Other Registered Investment Companies.

Portfolio Managers – Potential Conflicts of Interest

Portfolio managers at GEAM and at each Sub-Adviser may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. Each of GEAM and the Sub-Advisers has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

GEAM, Palisade and Seneca

Compensation. The compensation paid to GEAM, Palisade or Seneca for managing the Funds is based only on a percentage of assets under management. Although a small number of client accounts pay GEAM, Palisade or Seneca a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAM, Palisade or Seneca on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Each of GEAM, Palisade and Seneca allocates brokerage commissions for these services in a manner that each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

IPO Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of GEAM, Palisade and Seneca has adopted procedures to ensure that each allocates shares of initial public offerings to the Funds each advises and other client accounts in a manner in which each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of GEAM, Palisade and Seneca aggregates orders of the Funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with each of its fiduciary obligations to each of its clients.

SSgA FM

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Portfolio Managers – Compensation

Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at GEAM and each of the Sub-Advisers.

GEAM

A portfolio manager’s compensation package includes both fixed (“Base Compensation”) and variable (“Incentive Compensation”) components. In determining the Base Compensation, GEAM seeks to be competitive with its industry peers. GEAM bases each portfolio manager’s Base Compensation on his/her professional experience and responsibilities relative to similarly situated GEAM portfolio managers.

Each portfolio manager is eligible to receive Incentive Compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors. Generally, 60% of Incentive Compensation is quantitatively determined, based on the investment performance of the individual portfolio manager and, where applicable, the investment performance of the portfolio manager’s investment team as a whole, over both a one- and three-year time-frame relative to relevant benchmarks. The remaining 40% of Incentive Compensation is based on several qualitative factors, including:

•	Teamwork/Leadership – effectively collaborating, cooperating and managing within the investment team and/or the department;

•	Marketing Support – devoting appropriate time and effort to support the education of clients and consultants on performance and investment methodology; and

•	Effective Communication – driving efficient, open and effective sharing of information, data and ideas across the investment team and with the broader organization and clients.

In addition to the Base Compensation and Incentive Compensation, GEAM’s parent company, GE Company (“GE”) periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees, including portfolio managers, are eligible to participate in GE’s defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager’s compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

SSgA FM

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long-term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Seneca

All Seneca professionals are compensated on a salary-plus-bonus basis, at levels that are highly competitive with the marketplace. Equity Partners participate in the profits of the organization while a separate class of Principals is eligible to participate in the firm’s profits in addition to receiving salary and a discretionary bonus.

Seneca’s total compensation package encourages all professionals to contribute toward the long-term success of the firm and its clients. The bonus portion of compensation is tied primarily to the success of the firm as a whole, secondarily to the success of the portfolios and lastly to an individual’s contribution to overall firm success. Bonuses for investment professionals are determined by the firm’s Management Committee with input from the equity and fixed income teams, and are based on overall investment analysis and input, not simply securities recommended and purchased. For example, an analyst can be rewarded for his/her recommendation to avoid a specific investment.

Palisade

Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for an annual bonus. The bonus is based on a combination of the overall results of the firm and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Fund, based in part on the performance of the Fund over the past one year period against the Russell 2000 Benchmark, as well as other subjective factors. Compensation is not based on the value of assets in the portfolio. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm’s profits.

All employees are eligible for Palisade’s 401(k) plan. Employees and partners are eligible for Palisade’s group life, health and disability insurance programs.

Proxy Voting Policies and Procedures

The Trust’s Board of Trustees (“Board”) has delegated the responsibility for voting proxies to GEAM for all Funds other than Small-Cap Value Equity Fund, which is managed by Palisade, S&P 500 Index Fund, which is managed by SSgA, and Real Estate Securities Fund, which is managed by Seneca, in accordance with GEAM’s proxy voting policies and procedures (“Proxy Policy”).

Upon GEAM recommending and reviewing the proxy policies of its Palisade, SSgA and Seneca the Board has delegated the responsibility for voting proxies to each of Palisade, SSgA and Seneca for the Funds that they sub-advise, in accordance with their proxy voting policies and procedures.

GEAM’s, Palisade’s, SSgA’s and Seneca’s proxy voting policy and procedures will be presented to the Board annually. GEAM, Palisade, SSgA and Seneca will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

Summarized below are the proxy voting policies and procedures of GEAM, Palisade, SSgA and Seneca.

Summary of GEAM’s Proxy Voting Policies and Procedures

GEAM exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients. All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM’s proxy voting guidelines (“Proxy Guidelines”), which have been adopted by the proxy committee of GEAM (“Proxy Committee”).

The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and General Counsel of GEAM. The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

GEAM has hired Institutional Shareholder Services, Inc. (“ISS”) to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM. Upon receipt of a proxy, ISS provides the proxy analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an analysis of the proxy material, which includes management’s recommendation, and a vote recommendation based on the Proxy Guidelines.

In general, GEAM votes with management. In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients such as the Company. The proxy analyst reviews each analysis and vote recommendation subject to the following:

a.	Domestic and International Routine Issues: The proxy analyst confirms ISS recommendations on routine issues. Such issues falling under this section (a) generally include voting for: (1) auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.

b.	Domestic and International Non-Routine Issues; Vote with Management and Consistent with Proxy Guidelines: If the issue is determined to be non-routine by the proxy analyst, a portfolio securities analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS. Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

c.	Domestic and International Non-Routine Issues; Voting Against Management or Inconsistent with the Proxy Guidelines: If (1) the issue is determined to be non-routine by the proxy analyst and either a portfolio securities analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (2) a portfolio securities analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (See Material Conflict of Interest below).

A material conflict of interest may arise in a situation where the proxy analyst or a portfolio securities analyst or a Proxy Committee member, if voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (Material Conflict of Interest). If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board will be notified at the next regular Board meeting following the Material Conflict of Interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

Summary of Palisade’s Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures (“Palisade Proxy Policy”) of Palisade, its sub-adviser, on behalf of the Small-Cap Value Fund. Subject to GEAM’s and the Board’s continuing oversight, the Board delegates the responsibility for voting proxies to Palisade. The Palisade Proxy Policy will be presented to the Board at least annually and Palisade will notify GEAM and the Board of any material changes to the Palisade Proxy Policy at the next regular meeting after the material change occurs.

Palisade undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of the Small-Cap Value Fund’s shareholders. To assist it in carrying out this policy, Palisade has engaged the services of ISS. ISS will provide research on each issue, along with its proxy voting recommendation. The recommendation will be formulated in accordance with the ISS guidelines (“ISS Guidelines”), which Palisade has adopted as a general policy. The ISS research and recommendation will then be forwarded to Palisade’s Chief Investment Officer (“CIO”) and the respective analyst covering the company holding the shareholder meeting. The CIO and analyst will then make an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the Small-Cap Value Fund’s stated guidelines on the issue, if any.

By way of illustration, the guidelines address the following:

a.	Corporate Governance Issues: Such issues falling under this section generally include voting for: auditors and changes to the state of incorporation (if the economic factors outweigh any neutral or negative governance changes), reasonable stock option plans, employee stock purchase plans (subject to certain limitations), shareholder proposals asking a company to submit its poison pill for shareholder ratification; and against supermajority votes, the classification of the board, and retirement plans for non-employee directors. Director compensation and the election of directors will be evaluated on a case-by-case basis.

b.	Changes to Capital Structure: Such issues falling under this section generally include voting for: stock splits, share repurchases, and management proposals to increase the common share authorization for a stock split or share dividend; and against the authorization of preferred stock if excessive as compared to the common stock. The authorization of additional shares of common stock, creation of a tracking stock, mergers, acquisitions, reorganizations, and spin-offs will be evaluated on a case-by-case basis.

c.	Social, Environmental and Corporate Responsibility Issues: The guidelines generally call for evaluating these proposals on a case-by-case basis. However, the guidelines specifically recommend voting for reports on a company’s efforts to diversify its board; and against reports on foreign military sales or offsets. Such military disclosures may involve sensitive and confidential information which is subject to government controls.

Palisade has elected a “Mandatory Sign-Off” procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade’s Vice President/Compliance is responsible for monitoring receipt of ISS’s research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade will endeavor to adhere to the ISS Guidelines when voting proxies. However, situations may arise where the CIO and analyst believe that it is in the best interest of the Small-Cap Value Fund’s shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of Palisade’s Investment Policy Committee (“IPC”). The IPC is comprised of the senior investment professionals of Palisade. A brief memorandum explaining the vote and the reasons for the proposed voting decision will be provided to the IPC.

A conflict of interest may arise where Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade’s annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the Small-Cap Value Fund’s specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided however, that the IPC and VP/Compliance will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the Small-Cap Value Fund’s proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the Board at the next regular Board meeting after such material conflict of interest occurs.

Summary of SSgA’s Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures of SSgA, its sub-adviser, on behalf of the S&P 500 Index Fund and, subject to GEAM’s and the Board’s continuing oversight, delegates the responsibility for voting proxies to SSgA. SSgA’s proxy policy will be presented to the Board at least annually and SSgA will notify GEAM and the Board of any material changes to SSgA’s proxy policy at the next regular Board meeting after the material change occurs.

SSgA has undertaken to vote proxies with respect to the S&P 500 Index Fund’s underlying securities holdings and retains the final authority and responsibility for such voting. SSgA, at the direction of the SSgA Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA currently uses the services of ISS for this purpose. SSgA has instructed the voting agent to follow the voting guidelines as set by SSgA’s Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by SSgA’s Investment Committee and voted as determined to be in the best interest of the S&P 500 Index Fund.

SSgA generally supports management on routine corporate governance matters, such as elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards, approval of auditors, directors’ and auditors’ compensation, directors’ liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

SSgA generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares elimination of “poison pill” rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti-“greenmail” provisions.

SSgA generally votes against management on matters such as capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of shareholders’ right to call special meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of meeting to solicit additional votes, “other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSgA evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for the S&P 500 Index Fund, but generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

SSgA generally supports shareholders on issues such as requiring that auditors attend annual shareholder meetings, establishing the annual election of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues, requiring a majority of independent directors on the board and on certain committees, mandating that changes to the bylaws have shareholder approval, proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities, the establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that audit, compensation and nominating committee members should all be independent directors, and mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

SSgA generally votes against shareholders on issues such as limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

From time to time, SSgA will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA takes these potential conflicts very seriously. While SSgA’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by SSgA’s potential conflict, there are a number of courses SSgA may take. The final decision as to which course to follow shall be made by SsgA’s Investment Committee.

When the matter falls clearly within one of the proposals enumerated in SSgA’s Policy, casting a vote which simply follows SSgA’s pre-determined policy would eliminate SSgA’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA believes more active involvement is necessary, the Chairman of SsgA’s Investment Committee shall present the proxy to SsgA’s Investment Committee, who will follow one of two courses of action. First, SSgA may employ the services of a third party, wholly independent of SSgA, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations SSgA’s Investment Committee may determine that the employment of a third party is impractical, unnecessary or not feasible. In such situations, SSgA’s Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA’s clients, shall be formalized in writing as a part of the minutes to SSgA’s Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of SSgA’s Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not SSgA’s, best interests.

Summary of Seneca’s Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures of Seneca, its sub-adviser, on behalf of the Real Estate Securities Fund and, subject to GEAM’s and the Boards continuing oversight, delegates the responsibility for voting proxies to Seneca. Seneca’s proxy voting guidelines (the “Seneca Guidelines”) will be presented to the Board at least annually and Seneca will notify GEAM and the Board of any material changes to the Seneca Guidelines at the next regular Board meeting after the material change occurs.

Seneca recognizes proxy voting as an important responsibility and has adopted these policies and procedures in an effort to ensure that votes are cast in the best interests of its clients (such as the Real Estate Securities Fund) and that proper documentation is maintained relating to how proxies were voted.

Seneca has adopted the Seneca Guidelines to make every effort to ensure the manner in which shares are voted is in the best interest of clients and the value of the investment. To assist it in carrying out its proxy voting responsibilities, Seneca has engaged the services of ISS. ISS reviews proxy proposals and makes voting recommendations on behalf of Seneca consistent with the Seneca Guidelines. Additionally, Seneca may vote contrary to a recommendation of ISS if Seneca believes it to be in the best interest of its clients such as the Real Estate Securities Fund. Seneca may also vote a proxy contrary to the Seneca Guidelines if Seneca determines that such action is in the best interest of its clients.

Conflicts of Interests relating to proxy proposals will be handled in various ways depending on the type and materiality. Generally, where the Seneca Guidelines outline Seneca’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the Seneca Guidelines. Where the Seneca Guidelines outline Seneca’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Seneca Guidelines, then Seneca will choose either to vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor (typically, ISS), or vote the proxy pursuant to client direction. The method selected by Seneca will depend on the facts and circumstances of each situation and the requirements of applicable law.

Seneca may choose not vote proxies in certain situations or for certain accounts, such as: (1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client; (2) where the firm deems the cost of voting would exceed any anticipated benefit to the client; (3) where a proxy is received for a client account that has been terminated with the firm; (4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), and/or; (5) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. Also, Seneca may be unable to vote proxies for any client account that participates in securities lending programs (i.e., mutual funds).

Seneca’s specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•	Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

Reporting a Material Conflict of Interest

If a material conflict of interest does arise, such conflict will be documented by GEAM or a Sub-Adviser, as applicable, on a material conflict of interest form and the Board will be notified of such material conflict at the next regular board meeting after the material conflict occurs.

Additional Information

Should a shareholder of a Fund wish to obtain information, free of charge, regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year, please call (800) 242-0134 during business hours or visit http://www.gefunds.com. A shareholder may also view such information on the SEC’s website at www.sec.gov, under the Company’s filing on Form N-PX.

Custodian

State Street Bank and Trust Company (“State Street”) is the Company’s custodian. State Street’s principal office is located at 225 Franklin Street, Boston, Massachusetts 02101. Under a custody agreement with the Company, State Street maintains the portfolio securities acquired by the Company, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the Funds.

State Street may segregate securities of the Funds on which call options are written and cash or liquid assets in amounts sufficient to cover put options written on securities by “tagging” such securities or assets and not permitting them to be sold. Likewise, such segregation may be used in connection with the covering of put and call options written on futures contracts. Assets of certain of the Funds constituting margin deposits with respect to financial futures contracts generally are held in the custody of FCMs through which such transactions are effected. These Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of the Fund may be segregated pursuant to similar arrangements with the brokers involved.

Transfer Agent

PFPC, Inc., a member of the PNC Financial Services Group, located at P.O. Box 9838, Providence, Rhode Island 02940, serves as the transfer agent of the Fund’s investments. As transfer agent, PFPC, Inc. is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, PFPC, Inc. receives monthly fees charged to the Funds, plus certain charges for securities transactions.

Distributor

GE Investment Distributors, Inc. (“GEID”), located at 3001 Summer Street, Stamford, CT 06905, serves as the distributor of Fund shares on a continuing best efforts basis.

NET ASSET VALUE

The Company will not calculate net asset value on days that the NYSE is closed. The following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of certain Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. Normally, this means that a Fund will use prices for foreign securities from market closings that occur earlier than when the net asset value is calculated, but this may also mean that securities may be priced with closing prices from a market that closes shortly after the NYSE closes, such as for some exchange traded funds (ETFs) traded on the American Stock Exchange (or any other exchange) and exchange traded index futures contracts and options, which normally close trading at 4:15 p.m. Eastern time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the WM/Reuters 11:00 a.m. Eastern time exchange rate. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Board that are designed to more accurately reflect the “fair value” of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for Municipal Obligations are obtained from a qualified municipal bond Pricing Service. When, in the judgment of a Pricing Service, quoted bid prices for Municipal Obligations are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Municipal Obligations that are not regularly quoted are carried at fair value as determined by the board of directors, which may rely on the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by GEAM under the general supervision and responsibility of the board of directors.

The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by Rule 2a-7. Under Rule 2a-7, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in “eligible securities” as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund’s portfolio holdings at such intervals as GEAM may deem appropriate to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

Rule 2a-7 provides that the extent of certain significant deviations between the Money Market Fund’s net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the board of directors. In the event the board of directors determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the board of directors must, in accordance with the rule, cause the Fund to take such corrective action as the board of directors regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. This is a general discussion only and does not constitute tax advice.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Company intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership”; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as a Fund, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. The Funds are therefore not subject to the excise tax.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•	no more than 55% of a Fund’s total assets may be represented by any one investment

•	no more than 70% by any two investments

•	no more than 80% by any three investments

•	no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Funds’ investment advisers and subadvisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2005, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years.

Fund	Amount		Expiration Dates: December 31,
U.S. Equity Fund	$ $ $	2,587,920 6,357,685 5,082,284	2009 2010 2011
S&P 500 Index Fund	$ $	5,843,181 857,803	2010 2011
Premier Growth Equity Fund	$ $	6,034,994 3,038,704	2010 2011
Value Equity Fund	$ $	570,001 528,587	2010 2011
International Equity Fund	$ $ $	890,080 8,364,676 4,537,505	2009 2010 2011
Money Market Fund		$63,869	2010

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Company intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Company seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CAPITAL STOCK

The Company was incorporated in the Commonwealth of Virginia on May 14, 1984. The authorized capital stock of the Company consists of 3.75 billion shares of capital stock, par value one cent ($0.01) per share.

Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in net assets allocated to the shares attributable to such Fund remaining after satisfaction of outstanding liabilities. The shares of each Fund are fully paid and non-assessable and have no preemptive or conversion rights.

Multiple Class Plan

The Company has adopted a Multiple Class Plan (the “Multiple Class Plan”) under Rule 18f-3 of the 1940 Act, pursuant to which the Company may offer the following classes of shares of the Total Return Fund: Class 1, Class 2, Class 3 and Class 4. Class 1 shares are offered with an investor service plan that provides for an investor service expense at an annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 shares. Class 2, Class 3 and Class 4 shares are each offered with a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act that provides for expenses for sales and investor services at the annual rate of 0.25%, 0.30% and 0.45%, respectively, of the average daily net assets of the Total Return Fund attributable to Class 2, Class 3 and Class 4 shares.

Each of these Classes represents an equal fractional undivided interest in the same portfolio of securities held by the Total Return Fund. Dividends are calculated in the same manner for each Class and are declared and paid on all Classes on the same days and at the same times. In addition, each Class also shares in the expenses of the Total Return Fund, except with respect to those expenses that are specific to a particular Class. Furthermore, each of these Classes has equal voting rights, except that each Class has exclusive voting rights with respect to matters that exclusively affect such Class.

PRINCIPAL STOCKHOLDERS

GE Life and Annuity Assurance Company (“GE Life and Annuity”) (previously, The Life Insurance Company of Virginia) and its Accounts, Life of New York and its Accounts, and AIG Life Insurance Company and its Accounts, are the only shareholders of record. As of             , 2005, there were no contract owners who beneficially owned a 5% or greater voting interest in any Fund. As of             , 2005 officers and directors of the Company together beneficially owned (i.e., as owners of variable annuity or variable life insurance contracts) less than 1% of any Fund.

FUND HISTORY AND ADDITIONAL INFORMATION

General Information

The Company is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of fourteen separate investment portfolios (the “Funds” or a “Fund”), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

Pursuant to investment advisory agreements and subject to the authority of the Company’s Board, GEAM serves as the Company’s investment adviser and administrator and conducts the business and affairs of the Company. GEAM has engaged SSgA FM as the investment sub-adviser to provide day-to-day portfolio management to the S&P 500 Index Fund; has engaged Seneca as the investment sub-adviser to provide day-to-day portfolio management to the Real Estate Securities Fund; and has engaged Palisade to provide day-to-day portfolio management to the Small-Cap Value Equity Fund. (As used herein, “Adviser” shall refer to GEAM and, where applicable, either SSgA FM, Seneca, or Palisade in their respective roles.)

The Company currently offers each class of its capital stock to separate accounts (the “Accounts”) of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts (“variable contracts”) issued by such life insurers through the Accounts. Certain of these life insurance companies may be affiliates of the Company or GEAM.

The Company does not offer its stock directly to the general public. As of the date of this SAI, each Account (with one exception) is registered as an investment company with the SEC and a separate prospectus describing each such Account and variable contract being offered through that Account will accompany the Prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The one Account that is not registered as an investment company with the SEC has a separate disclosure document (rather than a prospectus) describing the Account and the variable contracts being offered through that Account which will accompany the Prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

Prior History

On May 1, 1993, pursuant to shareholder approval obtained on April 20, 1993, the name and the investment objectives, policies and fundamental restrictions of the S&P 500 Index Fund (prior to that time, the Common Stock Portfolio) was changed. The investment objective of the Common Stock Portfolio was intermediate and long-term growth of capital, with reasonable income a consideration. The Common Stock Portfolio sought to achieve this objective by investing principally in common stocks and securities convertible into or with rights to purchase common stocks. From May 1, 1993 until April 30, 1997, the S&P 500 Index Fund was called the Common Stock Index Portfolio. On May 1, 1997, it changed its name (but not its investment objectives) to the S&P 500 Index Fund.

Voting Rights

All shares of capital stock have equal voting rights, except that only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. Similarly, only shares representing interests in a particular class of a Fund will be entitled to vote on matters affecting only that class. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having voting interests in more than 50% of the shares of the Company voting for the election of directors could elect all of the directors of the Company if they choose to do so, and in such event, contract owners having voting interests in the remaining shares would not be able to elect any directors. GE Life and Annuity and General Electric Capital (directly or through the Accounts) currently own all shares of the Company. GE Life and Annuity and General Electric Capital will vote all shares of the Company (or a Fund) as described in the prospectus.

Counsel

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404 serves as counsel for the Company.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, MA 02110, serves as independent registered public accounting firm of the Company.

FINANCIAL STATEMENTS

The Annual Report dated December 31, 2004 and Semi-Annual Report dated June 30, 2005, which either accompany this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report and Semi-Annual Report. The Company will furnish, without charge, a copy of the Annual Report and Semi-Annual Report, upon request to the Company at P.O. Box 120065, Stamford, CT 06912-0065, (800) 493-3042.

APPENDIX – DESCRIPTION OF RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated “A-1.”

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-term obligations, including commercial paper, rated A-1+ by ICA Limited or its affiliate ICA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P’s ratings of A-1+ and A-1 as being in S&P’s highest rating category.

Description of S&P Corporate Bond Ratings

AAA — This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

BB, B and CCC — Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody’s Corporate Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA — Prime — These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds — In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds — Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade — The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade — Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

General Obligation Bonds — There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds — Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB — Medium Grade — Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

General Obligation Bonds — Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

Revenue Bonds — Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C — The rating C is reserved for income bonds on which no interest is being paid.

D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

PART C

OTHER INFORMATION

Item 22. Exhibits

Exhibit No.	Description of Exhibit
(a)	Amended and restated Articles of Incorporation of GE Investments Funds, Inc. dated March 16, 2000, incorporated by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 28, 2000.

(b)	Amended and restated by-laws of Life of Virginia Series Fund, Inc., dated March 8, 2001, incorporated by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 27, 2001.

(c)	Inapplicable.

(d)(1)	Investment Advisory and Administration Agreement, dated May 1, 1997, between GE Investments Funds, Inc. and GE Investment Management Incorporated, incorporated herein by reference to post- effective amendment number 18 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 30, 1997.

(d)(2)	Sub-Advisory Agreement, dated May 1, 1997, between GE Investment Management Incorporated and GMG/Seneca Capital Management, LLC, incorporated herein by reference to post-effective amendment number 18 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 30, 1997.

(d)(3)	Form of Sub-Advisory Agreement, dated May 1, 2001, between GE Asset Management Incorporated and SSgA Funds Management, Inc.

(d)(4)	Sub-Advisory Agreement, dated March 16, 2000, between GE Asset Management Incorporated and Palisade Capital Management, L.L.C.

(e)(1)	Distribution Agreement, dated October 23, 1997, between GE Investments Funds, Inc. and GE Investment Services, Inc., incorporated herein by reference to post-effective amendment number 21 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on October 24, 1997.

(e)(2)	Form of Distribution Agreement for Total Return Fund dated December , 2005, between GE Investments Funds, Inc. and GE Investment Distributors, Inc. (to be filed by amendment).

(f)	Inapplicable.

(g)	Custody Agreement dated May 1, 1997, between GE Investments Funds, Inc. and State Street Bank and Trust Company, incorporated herein by reference to post-effective amendment number 21 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on October 24, 1997.

(h)(1)	Transfer Agency and Service Agreement, between GE Investments Funds, Inc. and PFPC, Inc., incorporated herein by reference to post-effective amendment number 32 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on February 25, 2005.

(h)(2)	Participation Agreement, dated May 1, 1998, between Registrant and GE Life and Annuity Assurance Company, incorporated by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 28, 2000.

(h)(3)	Investor Service Plan for Class 1 Shares of Total Return Fund dated December , 2005 (to be filed by amendment).

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(h)(4)	Form of Investor Services Agreement – Class 1 Shares of Total Return Fund dated December , 2005 (to be filed by amendment).

(h)(5)	Form of Administrative Services Agreement for Total Return Fund dated December , 2005 between GE Life and Annuity Assurance Company and GE Asset Management Incorporated (to be filed by amendment).

(h)(6)	Form of Expense Limitation Agreement for Total Return Fund dated December , 2005 between GE Asset Management Incorporated and GE Investments Funds, Inc. (to be filed by amendment).

(i)(1)	Opinion and consent of Sutherland Asbill & Brennan LLP relating to shares of Value Equity Fund, Income Fund, Global Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, incorporated by reference to post-effective amendment number to this Form N-1A registration statement (File No. 2-91369) filed with the Commission on .

(i)(2)	Opinion and consent of Sutherland Asbill & Brennan LLP relating to shares of Value Equity Fund, Small Cap Value Equity Fund, Europe Equity Fund and Emerging Markets Fund incorporated herein by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 28, 2000.

(j)(1)	Consent of Sutherland Asbill & Brennan LLP (to be filed by amendment).

(j)(2)	Consent of KPMG LLP (to be filed by amendment).

(k)	Inapplicable.

(l)	Inapplicable.

(m)(1)	Distribution and Service Plan for Class 2 Shares of Total Return Fund dated December , 2005 (to be filed by amendment).

(m)(2)	Distribution and Service Plan for Class 3 Shares of Total Return Fund dated December , 2005 (to be filed by amendment).

(m)(3)	Distribution and Service Plan for Class 4 Shares of Total Return Fund dated December , 2005 (to be filed by amendment).

(m)(4)	Form of Fund Marketing and Investor Service Agreement for Total Return Fund dated December , 2005 between GE Investment Distributors, Inc. and Capital Brokerage Corporation (to be filed by amendment).

(n)	Multiple Class Plan for GE Investments Funds, Inc. pursuant to Rule 18f-3 under the Investment Company Act of 1940 (to be filed by amendment).

(p)(1)	Code of Ethics for GE Investments Funds, Inc. incorporated herein by reference to post-effective amendment number 11 to the Form N-1A registration statement for GE Institutional Funds (File No. 333-29337), filed with the Commission on April 25, 2000.

(p)(2)	Code of Ethics for GE Asset Management Incorporated and for GE Investment Distributors, Inc. Incorporated herein by reference to post-effective amendment number 11 to the Form N-1A registration statement for GE Institutional Funds (File No. 333-29337), filed with the Commission on April 25, 2000.

(p)(3)	Code of Ethics of SSgA Funds Management, Inc. (“SSgA FM”), incorporated by reference to post-effective amendment number 28 to this Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2001.

(p)(4)	Code of Ethics of Palisade Capital Management, L.L.C. (“Palisade”), incorporated by reference to post-effective amendment number 28 to this Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2001.

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(p)(5)	Code of Ethics of Seneca Capital Management (“Seneca”), incorporated by reference to post-effective amendment number 28 to this Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2001.

(q)	Powers of attorney, incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on February 25, 1999.

Item 24. Persons Controlled by or Under Common Control with Registrant

The list required by this Item 24 of persons controlled by or under common control with Registrant, which includes the subsidiaries of General Electric Company (“GE”), is incorporated herein by reference to Exhibit 21, “Subsidiaries of Registrant,” of the Form 10-K filed by GE pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-35) for the fiscal year ended December 31, 2004 (the “Form 10-K”). Additional information about persons controlled by or under common control with Registrant is incorporated herein by reference to pages 10-16 of the Form 10-K, beginning under the caption “GEC Segments.”

Item 25. Indemnification

Under Section 13.1-697.A of the Virginia Stock Corporation Act, with respect to any threatened, pending or completed proceeding against a present or former director, officer, employee or agent (“corporate representative”) of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceedings, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the registrant; and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 13.1- 3.1(b) of the Virginia Stock Corporation Act to indemnify a corporate representative under certain circumstances against expenses incurred in connection with any threatened, pending, or completed proceeding brought by or in the right of the registrant.

The Articles of Incorporation of the Fund (Exhibit 1.(c) to this Registration Statement) provide that the Fund may indemnify its corporate representatives, in a manner that is consistent with the laws of the Commonwealth of Virginia. The Articles preclude indemnification for “disabling conduct”“ (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 26. Business and Other Connections of Investment Adviser

Reference is made to “About the Investment Adviser” in the Prospectus forming Part A, and “Management of the Trust” in the Statement of Additional Information forming Part B, of this Registration Statement.

GEAM serves as investment adviser and administrator for each Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of GEAM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
John H. Myers	President, CEO & Director	3001 Summer Street Stamford, CT

David B. Carlson	Executive Vice President	3001 Summer Street Stamford, CT

Michael J. Cosgrove	Executive Vice President	3001 Summer Street Stamford, CT

Alan M. Lewis	Executive Vice President, General Counsel and Secretary	3001 Summer Street Stamford, CT

Ralph R. Layman	Executive Vice President	3001 Summer Street Stamford, CT

Robert A. MacDougall	Executive Vice President	3001 Summer Street Stamford, CT

Donald W. Torey	Executive Vice President	3001 Summer Street Stamford, CT

Judith A. Studer	Senior Vice President	3001 Summer Street Stamford, CT

John J. Walker	Chief Financial Officer	3001 Summer Street Stamford, CT

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SSgA FM serves as sub-adviser to the S&P500 Index Fund. SSgA FM manages registered investment company accounts. The business, profession, vocation or employment of a substantial nature which each director or officer of SSgA FM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Augustin J. Fleites	President & Director	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Thomas P. Kelly	Treasurer	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Mark J. Duggan, Esq.	Chief Legal Officer	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Peter A. Ambrosini, Esq.	Chief Compliance & Risk Management Officer	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Timothy Harbert	Director	Two International Place, Boston, MA Executive Vice President, State Street Bank and Trust Company, Boston, MA

Mitchell H. Shames	Director	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

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Palisade serves as sub-adviser to the Small-Cap Value Equity Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Martin L. Berman	Chairman	Palisade Capital Management, LLC One Bridge Plaza, Suite 695, Fort Lee. NJ 07024

Steven E. Berman	COO	Palisade Capital Management, LLC One Bridge Plaza, Suite 695, Fort Lee. NJ 07024

Jack Feiler	President, CIO	Palisade Capital Management, LLC One Bridge Plaza, Suite 695, Fort Lee. NJ 07024

Richard Whitman	Executive Vice President – Investments	Palisade Capital Management, LLC One Bridge Plaza, Suite 695, Fort Lee. NJ 07024

Dennison T. Veru	Executive Vice President; Co-Investment Officer	Palisade Capital Management, LLC One Bridge Plaza, Suite 695, Fort Lee. NJ 07024

Mark S. Hoffman	Managing Director	Palisade Capital Management, LLC One Bridge Plaza, Suite 695, Fort Lee. NJ 07024

Seneca serves as sub-adviser to the Real Estate Securities Fund. Seneca is a California limited liability company founded in 1989. Seneca has been registered as an investment adviser with the Securities and Exchange Commission since 1989. The principle offices of Seneca are located at 909 Montgomery Street, 5th Floor, San Francisco, CA 94133. Seneca provides investment management services to mutual funds, foundations, endowments, corporations, public/private pension funds, Taft-Hartley Plans and private clients.

Phoenix Investment Partners, Ltd. owns 68.40% of Seneca while the remaining 31.60% of Seneca is owned by its employees. Listed below are the names, positions and principal occupations of the members of the Management Committee and the principal executive officers of Seneca. The principal address of each individual as it relates to his or her duties at Seneca is the same as that of Seneca.

Name	Capacity With Advisor	Business Name and Address
Gail P. Seneca, Ph.D	Managing Partner, Chief Executive Officer, Chief Investment Officer	909 Montgomery Street, 5th Floor San Francisco, CA, 94133

Sara E. Boonin	Member of Management Committee, Senior Portfolio Adviser and Partner	909 Montgomery Street, 5th Floor San Francisco, CA 94133

Albert Gutierrez	Member of Management Committee and Chief Investment Officer – Fixed Income	909 Montgomery Street, 5th Floor San Francisco, CA, 94133

Richard D. Little, CFA	Director of Equities, Senior Portfolio Manager and Partner	909 Montgomery Street, 5th Floor San Francisco, CA 94133

Sandra J. Monticelli, CPA	Member of Management Committee, Chief Operating Officer and Partner	909 Montgomery Street, 5th Floor San Francisco, CA, 94133

Ronald K. Jacks	Senior Portfolio Manager and Partner	909 Montgomery Street, 5th Floor San Francisco, CA 94133

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Item 27. Principal Underwriters

(a) GE Investment Distributors, Inc. (“GEID”) also serves as distributor for the investment portfolios of GE Institutional Funds, GE Funds, GE LifeStyle Funds, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

(b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated herein by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c) Inapplicable.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of Registrant located at 3001 Summer Street, Stamford, Connecticut 06905; 3001 Summer Street, Stamford, Connecticut, 06905; State Street, Registrant’s custodian, located at 225 Franklin Street, Boston, Massachusetts 02101; and Registrant’s transfer agent PFPC, Inc., located at 101 Sabin Street, Pawtucket, RI 02860.

Item 29. Management Services

Inapplicable.

Item 30. Undertakings

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 1st day of December, 2005.

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
President and Chairman of the Board

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Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Michael J. Cosgrove	President (Principal Executive Officer) and Director	12/01/05
Michael J. Cosgrove

/s/ Scott Rhodes	Treasurer (Principal Financial Officer)	12/01/05
Scott Rhodes

/s/ John R. Costantino*	Director	12/01/05
John R. Costantino

/s/ William J. Lucas*	Director	12/01/05
William J. Lucas

/s/ Alan M. Lewis	Director	12/01/05
Alan M. Lewis

/s/ Robert P. Quinn*	Director	12/01/05
Robert P. Quinn

*	Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated December 9, 1998.

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